FLEXIBLE PREMIUM
                 INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                          LINCOLN BENEFIT LIFE COMPANY
                               IN CONNECTION WITH
                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
             STREET ADDRESS: 2940 SOUTH 84TH STREET, LINCOLN, NE 68506
            MAILING ADDRESS: P. O. BOX 82532, LINCOLN, NE 68501-2532
                         TELEPHONE NUMBER: 1-800-525-9287

The Contract is a deferred annuity contract designed to aid you in long-term financial planning. You may purchase it on either a tax qualified or non-tax qualified basis.

Because this is a flexible premium annuity contract, you may pay multiple premiums. We allocate your premium to the investment options under the Contract and our Fixed Account in the proportions that you choose. The Contract currently offers forty investment options, each of which is a subaccount of the Lincoln Benefit Life Variable Annuity Account ("Separate Account"). Each Subaccount invests exclusively in shares of one of the following Portfolios:

JANUS ASPEN SERIES: Flexible Income Portfolio, Balanced Portfolio, Growth Portfolio, Aggressive Growth Portfolio, Worldwide Growth
Portfolio

FEDERATED INSURANCE MANAGEMENT SERIES: Utility Fund II, Fund for U.S. Government Securities II, High Income Bond Fund II

FIDELITY VARIABLE INSURANCE PRODUCTS FUND: Money Market Portfolio, Equity-Income Portfolio, Growth Portfolio, Overseas Portfolio

FIDELITY  VARIABLE   INSURANCE   PRODUCTS  FUND  II:  Asset  Manager  Portfolio,
Contrafund Portfolio, Index 500 Portfolio

THE ALGER AMERICAN FUND: Income and Growth Portfolio, Small Capitalization Portfolio, Growth Portfolio, MidCap Growth Portfolio, Leveraged AllCap Portfolio

SCUDDER VARIABLE LIFE INVESTMENT FUND: Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Global Discovery Portfolio, International Portfolio

STRONG VARIABLE INSURANCE FUNDS, INC.: Discovery Fund II, Growth Fund II

STRONG OPPORTUNITY FUND II, INC.: Opportunity Fund II

T. ROWE PRICE INTERNATIONAL SERIES, INC.: T. Rowe Price International Stock Portfolio

T. ROWE PRICE EQUITY SERIES,  INC.: T. Rowe Price New America Growth  Portfolio,
T. Rowe Price Mid-Cap Growth Portfolio, T. Rowe Price Equity Income Portfolio

MFS VARIABLE INSURANCE TRUST: Growth with Income Series, Research Series, Emerging Growth Series, Total Return Series, New Discovery Series

STI CLASSIC VARIABLE TRUST: Capital Appreciation, International Equity, Value Income Stock

Some of the portfolios described in this prospectus may not be available in your Contract. We may make available other investment options in the future.

You may not purchase a Contract if either you or the Annuitant are 90 years old or older before we receive your application.

Your Contract Value will vary daily as a function of the investment performance of the Subaccounts to which you have allocated Purchase Payments and any interest credited to the Fixed Account. We do not guarantee any minimum Contract Value for amounts allocated to the Subaccounts. Benefits provided by this Contract, when based on the Fixed Account, are subject to a Market Value Adjustment, which may result in an upwards or downwards adjustment in withdrawal benefits, death benefits, settlement values, and transfers to the Subaccounts.

In certain states the contract may be offered as a group contract with individual ownership represented by Certificates. The discussion of Contracts in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

This prospectus sets forth the information you ought to know about the Contract. You should read it before investing and keep it for future reference.

                                                        (continued on next page)
--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2000.

We have filed a Statement of Additional Information with the Securities and Exchange Commission ("SEC"). The current Statement of Additional Information is dated May 1, 2000. The information in the Statement of Additional Information is incorporated by reference in this prospectus. You can obtain a free copy by writing us or calling us at the telephone number given above. The Table of Contents of the Statement of Additional Information appears on page 36 of this prospectus.

At least once each year we will send you an annual statement. The annual statement details values and specific information for your Contract. It does not contain our financial statements. Our financial statements are set forth in the Statement of Additional Information. Lincoln Benefit will file annual and quarterly reports and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference room in Washington, D.C. You can obtain copies of these documents by writing to the SEC and paying a duplicating fee. Please call the SEC at 1-800-SEC-0330 for further information as to the operation of the public reference room. Our SEC filings are also available to the public on the SEC Internet site (http://www.sec.gov).

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY CURRENT PROSPECTUSES FOR THE PORTFOLIOS LISTED ABOVE. IF ANY OF THESE PROSPECTUSES IS MISSING OR OUTDATED, PLEASE CONTACT US AND WE WILL SEND YOU THE PROSPECTUS YOU NEED.

PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR YOUR FUTURE REFERENCE.

                                TABLE OF CONTENTS

DEFINITIONS.........................................5

FEE TABLES..........................................6

EXAMPLES............................................8

EXPLANATION OF FEE TABLES AND EXAMPLES..............9

QUESTIONS AND ANSWERS ABOUT YOUR CONTRACT...........10

CONDENSED FINANCIAL INFORMATION.....................13

DESCRIPTION OF THE CONTRACTS........................13
Summary.............................................13
Contract Owner......................................13
Annuitant...........................................13
Modification of the Contract........................14
Assignment..........................................14
Free Look Period....................................14

PURCHASES AND CONTRACT VALUE........................14
Minimum Purchase Payment............................14
Automatic Payment Plan..............................14
Allocation of Purchase Payments.....................14
Contract Value......................................15
Separate Account Accumulation Unit Value............15
Transfer During Accumulation Period.................15
Transfers Authorized by Telephone...................15
Automatic Dollar Cost Averaging Program.............15
Portfolio Rebalancing...............................16

THE INVESTMENT AND FIXED ACCOUNT OPTIONS............16
Separate Account Investments........................16
The Portfolios......................................16
Voting Rights.......................................20
Additions, Deletions, and Substitutions of
 Securities.........................................21
The Fixed Account...................................21
General.............................................21
Guaranteed Maturity Fixed Account Option............21
Market Value Adjustment.............................23
Dollar Cost Averaging Fixed Account Option..........23

ANNUITY BENEFITS....................................23
Annuity Date........................................23
Annuity Options.....................................23
Other Options.......................................24
Annuity Payments: General...........................24
Variable Annuity Payments...........................25
Fixed Annuity Payments..............................25
Transfers During Annuity Period.....................25
Death Benefit During Annuity Period.................25
Certain Employee Benefit Plans......................25

OTHER CONTRACT BENEFITS.............................25
Death Benefit.......................................25
Beneficiary.........................................27
Contract Loans for 401(a), 401(k), and 403(b)
 Contracts..........................................27
Withdrawals (Redemptions)...........................28
Substantially Equal Periodic Payments...............29
Systematic Withdrawal Program.......................29
ERISA Plans.........................................29
Minimum Contract Value..............................29

CONTRACT CHARGES....................................30
Mortality and Expense Risk Charge...................30
Administrative Charges..............................30
  Contract Maintenance Charge.......................30
  Administrative Expense Charge.....................30
  Transfer Fee......................................30
Premium Taxes.......................................30
Deduction for Separate Account Income Taxes.........30
Other Expenses......................................30

FEDERAL TAX MATTERS.................................31
Taxation of Annuities in General....................31
Tax Qualified Contracts.............................32
Income Tax Withholding..............................33

DESCRIPTION OF LINCOLN BENEFIT LIFE COMPANY
AND THE SEPARATE ACCOUNT............................33
Lincoln Benefit Life Company........................33
Separate Account....................................33
State Regulation of Lincoln Benefit.................34

ADMINISTRATION......................................34

MARKET TIMING AND ASSET ALLOCATION SERVICES.........34

DISTRIBUTION OF CONTRACTS...........................34

LEGAL PROCEEDINGS...................................34

LEGAL MATTERS.......................................35

REGISTRATION STATEMENT..............................35

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
INFORMATION.........................................36

APPENDIX A - ACCUMULATION UNIT VALUES...............A-1

APPENDIX B - PORTFOLIOS AND PERFORMANCE
DATA................................................B-1

APPENDIX C - ILLUSTRATION OF A MARKET VALUE
ADJUSTMENT..........................................C-1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

                                   DEFINITIONS

Please refer to this list for the meaning of the following terms:

ACCUMULATION PERIOD - The period, beginning on the Issue Date, during which Contract Value builds up under your Contract.

ACCUMULATION UNIT - A unit of measurement which we use to calculate Contract Value.

ANNUITANT - The natural person on whose life the annuity benefits under a Contract are based.

ANNUITIZATION - The process to begin annuity payments under the Contract.

ANNUITIZED VALUE - The Contract Value adjusted by any applicable Market Value Adjustment and less any applicable taxes.

ANNUITY DATE - The date on which annuity payments are scheduled to begin.

ANNUITY PERIOD - The period during which annuity payments are paid. The Annuity Period begins on the Annuity Date.

ANNUITY UNIT - A unit of measurement which we use to calculate the amount of Variable Annuity payments.

BENEFICIARY(IES) - The person(s) designated to receive any death benefits under the Contract.

COMPANY ("WE," "US," "OUR," "LINCOLN BENEFIT") - Lincoln Benefit Life Company.

CONTRACT ANNIVERSARY - Each anniversary of the Issue Date.

CONTRACT OWNER ("YOU") - The person(s) having the privileges of ownership defined in the Contract. If your Contract is issued as part of a retirement plan, your ownership privileges may be modified by the plan.

CONTRACT VALUE - The sum of the values of your interests in the Subaccounts of the Separate Account and the Fixed Account.

CONTRACT YEAR - Each twelve-month period beginning on the Issue Date and each Contract Anniversary.

CONTRIBUTION YEAR - Each twelve-month period beginning on the date a Purchase Payment is allocated to a Subaccount, or each anniversary of that date.

FIXED ACCOUNT - The portion of the Contract Value allocated to our general account.

FIXED ANNUITY - A series of annuity payments that are fixed in amount.

GUARANTEE PERIODS - A period of years for which we have guaranteed a specific effective annual interest rate on an amount allocated to the Fixed Account.

ISSUE DATE - The date when the Contract becomes effective.

LATEST ANNUITY DATE - The latest date by which you must begin annuity payments under the Contract.

LOAN ACCOUNT - An account established for amounts transferred from the Subaccounts or the Fixed Account as security for outstanding Contract loans.

MARKET VALUE ADJUSTMENT - An amount added to or subtracted from certain transactions involving your interest in the Fixed Account, to reflect the impact of changing interest rates.

NET INVESTMENT FACTOR - The factor used to determine the value of an Accumulation Unit and Annuity Unit in any Valuation Period. We determine the Net Investment Factor separately for each Subaccount.

NON-QUALIFIED PLAN - A retirement plan which does not receive special tax treatment under Sections 401, 403(b), 408, 408A or 457 of the Tax Code.

PORTFOLIO(S) - The underlying mutual funds in which the Subaccounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

PURCHASE PAYMENTS - Amounts paid to us as premium for the Contract by you or on your behalf.

QUALIFIED PLAN - A retirement plan which receives special tax treatment under Sections 401, 403(b), 408 or 408A of the Tax Code or a deferred compensation plan for a state and local government or another tax exempt organization under
Section 457 of the Tax Code.

SEPARATE ACCOUNT - The Lincoln Benefit Life Variable Annuity Account, which is a segregated investment account of the Company.

SUBACCOUNT - A subdivision of the Separate Account, which invests wholly in shares of one of the Portfolios.

SURRENDER VALUE - The amount paid upon complete surrender of the Contract, equal to the Contract Value, less any applicable premium taxes and the contract maintenance charge and increased or decreased by any Market Value Adjustment.

TAX CODE - The Internal Revenue Code of 1986, as amended.

TREASURY RATE - The U.S. Treasury Note Constant Maturity Yield for the preceding week as reported in Federal Reserve Bulletin Release H.15.

VALUATION DATE - Each day the New York Stock Exchange is open for business.

VALUATION PERIOD - The period of time over which we determine the change in the value of the Subaccounts in order to price Accumulation Units and Annuity Units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange ("NYSE") currently 4:00 p.m. Eastern time on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.

VARIABLE ANNUITY - A series of annuity payments that vary in amount based on changes in the value of the Subaccounts to which your Contract Value has been allocated.

                                   FEE TABLES

CONTRACT OWNER TRANSACTION EXPENSES Sales Charge -- None.

ANNUAL CONTRACT MAINTENANCE CHARGE.................................... $ 35.00
TRANSFER FEE (Applies solely to the second and subsequent
              transfers within a calendar month.  We are currently
              waiving the transfer fee)..............................  $ 10.00
SEPARATE ACCOUNT EXPENSES (AS A PERCENTAGE OF
DAILY NET ASSET VALUE DEDUCTED FROM EACH OF THE
SUBACCOUNTS OF THE SEPARATE ACCOUNT)
        Mortality and Expense Risk Charge................................1.30%
Administrative Expense Charge............................................0.10%
                                                                        --------
Total Separate Account Annual Expenses...................................1.40%


                                                  PORTFOLIO COMPANY ANNUAL EXPENSES
                                           (AS A PERCENTAGE OF PORTFOLIO AVERAGE NET ASSETS)

                                                                     MANAGEMENT FEE           OTHER EXPENSES         TOTAL
JANUS ASPEN SERIES                                                ------------------------------------------------------------
   Flexible Income (1)                                                     0.65%                   0.07%             0.72%
   Balanced                                                                0.65%                   0.02%             0.67%
   Growth (1)                                                              0.65%                   0.02%             0.67%
   Aggressive Growth                                                       0.65%                   0.02%             0.67%
   Worldwide Growth (1)                                                    0.65%                   0.05%             0.70%

FEDERATED INSURANCE MANAGEMENT SERIES
   Utility II (2) (after fee waiver or                                     0.75%                   0.19%             0.94%
     expense reimbursement)
   U.S. Government Securities                                              0.60%                   0.18%             0.78%
   II (2) (after fee waiver or expense reimbursement)
   High Income Bond II                                                     0.60%                   0.19%             0.79%

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
   Money Market                                                            0.18%                   0.09%             0.27%
   Equity-Income (3a) (after expense reduction)                            0.48%                   0.08%             0.56%
   Growth (3a) (after expense reduction)                                   0.58%                   0.07%             0.65%
   Overseas (3a) (after expense reduction)                                 0.73%                   0.14%             0.87%

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS II
   Asset Manager (3a) (after expense reduction)                            0.53%                   0.09%             0.62%
   Contrafund (3a) (after expense reduction)                               0.58%                   0.07%             0.65%
   Index 500 (3b) (after expense reimbursement)                            0.24%                   0.04%             0.28%

THE ALGER AMERICAN FUND
   Income and Growth                                                      0.625%                   0.075%            0.70%
   Small Capitalization                                                    0.85%                   0.05%             0.90%
   Growth                                                                  0.75%                   0.04%             0.79%
   MidCap Growth                                                           0.80%                   0.05%             0.85%
   Leveraged AllCap (4)                                                    0.85%                   0.08%             0.93%

SCUDDER VARIABLE LIFE INVESTMENT FUND
   Bond                                                                   0.475%                   0.095%            0.57%
   Balanced                                                               0.475%                   0.075%            0.55%
   Growth and Income                                                      0.475%                   0.075%            0.55%
   Global Discovery                                                       0.975%                   0.655%            1.63%
   International                                                          0.853%                   0.177%            1.03%

STRONG VARIABLE INSURANCE FUNDS, INC.
   Discovery II                                                            1.00%                   0.14%             1.14%
   Growth II                                                               1.00%                   0.17%             1.17%

STRONG OPPORTUNITY FUND II, INC.
   Opportunity II                                                          1.00%                   0.14%             1.14%

T. ROWE PRICE INTERNATIONAL SERIES, INC. (8)
   T. Rowe Price                                                           1.05%                   0.00%             1.05%
   International Stock

T. ROWE PRICE EQUITY SERIES, INC. (8)
   T. Rowe Price  New America Growth                                       0.85%                   0.00%             0.85%
   T. Rowe Price Mid-Cap Growth                                            0.85%                   0.00%             0.85%
   T. Rowe Price Equity Income                                             0.85%                   0.00%             0.85%

                                       6

                                                                     MANAGEMENT FEE           OTHER EXPENSES         TOTAL

MFS VARIABLE INSURANCE TRUST (5)
   Growth with Income                                                      0.75%                   0.13%             0.88%
   Research                                                                0.75%                   0.11%             0.86%
   Emerging Growth                                                         0.75%                   0.09%             0.84%
   Total Return (6)                                                        0.75%                   0.15%             0.90%
   New Discovery (6)                                                       0.90%                   0.17%             1.07%

STI CLASSIC VARIABLE TRUST (7)
   STI Capital Appreciation (after fee waiver)                             0.94%                   0.24%             1.15%
   STI Value Income (after fee waiver)                                     0.79%                   0.16%             0.95%
   STI International Equity (after fee waiver)                             0.86%                   0.74%             1.60%
--------------------------
(1)   Expenses are based upon  expenses  for the fiscal year ended  December 31,
      1999,  restated to reflect a reduction in the  management  fee for Growth,
      Aggressive Growth, Worldwide Growth, and Balanced Portfolios. All expenses are shown without the effect of expense offset arrangements.

(2) The expense figures shown reflect the voluntary waiver of all or a portion of the Management Fee. The maximum Management Fees for the indicated
      Portfolios and the Total Portfolio Expenses absent the voluntary waiver are as follows: 0.75% and 1.19%, respectively, for the Utility Fund II;
      0.60% and 1.03%, respectively,  for the U.S. Government Securities II; and
      0.60% and 1.04%, respectively for the High Income Bond Fund II.

(3)   (a)  A portion of  the brokerage  commissions  these Portfolios  paid  was used to reduce their expenses. Additionally, a portion of certain of these funds' expenses were reduced as a result of credits earned on uninvested cash balances through arrangements with or on behalf of the funds' custodian. Without these reductions, total operating expenses for the following Portfolios would have been: Equity Income
           -- 0.57%, Growth -- 0.66%, Overseas -- 0.91%, Asset Manager -- 0.63%,
           Contrafund -- 0.67%.

      (b)  The Fund's  Investment  Adviser  agreed to reimburse a portion of the
           Index 500  Portfolio's  expenses  during  the  period.  Without  this reimbursement,  the  total  operating  expenses  for  the  Index  500
           Portfolio would have been 0.34%.

(4) Included in the Other Expenses of this Portfolio is 0.01% of interest expense.

(5) Each Portfolio has an expense offset arrangement which reduces the Portfolio's custodian fee based upon the amount of cash maintained by the Portfolio with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the Portfolio's expenses). Any such fee reductions are not reflected under "Other Expenses".

(6) The Adviser has agreed to bear expenses for this Portfolio, subject to reimbursement by this Portfolio, such that this Portfolio's "Other
      Expenses" shall not exceed 0.15% of the average daily net assets of the Portfolio during the current fiscal year. Otherwise, "Other Expenses" and "Total Expenses" for New Discovery would be Other Expenses 1.59% and Total
      Expenses 2.49%.

(7) Absent voluntary fee waivers, the management fee, other expenses and total expenses expressed as a percentage of net assets of the portfolios would be 1.15%, 0.21%, and 1.36% for STI Capital Growth Appreciation, 0.80%,
      0.16%, and 0.96% for STI Value Income, and 1.25%, 0.74%, and 1.99% for STI
      International Equity.

(8)   Management fees include operating expenses.


EXAMPLES

AT THE END OF THE APPLICABLE TIME PERIOD,  YOU WOULD PAY THE FOLLOWING  EXPENSES
ON A $1,000 INVESTMENT, ASSUMING 5% ANNUAL RETURN ON ASSETS.
Sub-Account                            1 Year       3 Years      5 Years      10 Years
----------------------------------------------------------------------------------------
Janus Flexible Income                    $22         $66          $114         $245
Janus Balanced                           $21         $65          $111         $240
Janus Growth                             $21         $65          $111         $240
Janus Aggressive Growth                  $21         $65          $111         $240
Janus Worldwide Growth                   $21         $66          $113         $243

Federated Utility II                     $24         $73          $125         $268
Federated U.S. Government                $22         $68          $117         $251
   Securities II
Federated High Income Bond II            $22         $69          $117         $252

Fidelity Money Market                    $17         $53          $91          $198
Fidelity Equity-Income                   $20         $62          $106         $229
Fidelity Growth                          $21         $64          $110         $238
Fidelity Overseas                        $23         $71          $122         $261
Fidelity Contrafund                      $21         $64          $110         $238
Fidelity Asset Manager                   $21         $63          $109         $235
Fidelity Index 500                       $17         $53          $91          $199

Alger American Income and Growth         $21         $66          $113         $243
Alger American Small Capitalization      $23         $72          $123         $264
Alger American Growth                    $22         $69          $117         $252
Alger American MidCap Growth             $23         $70          $120         $258
Alger American Leveraged AllCap          $24         $73          $125         $267

Scudder Bond                             $20         $62          $106         $230
Scudder Balanced                         $20         $61          $105         $227
Scudder Growth and Income                $20         $61          $105         $227
Scudder Global Discovery                 $31         $94          $159         $335
Scudder International                    $25         $76          $130         $277

Strong Discovery II                      $26         $79          $135         $288
Strong Growth II                         $26         $80          $137         $290
Strong Opportunity II                    $26         $79          $135         $288

T. Rowe Price International Stock        $25         $76          $131         $279
T. Rowe Price New American Growth        $23         $70          $120         $258
T. Rowe Price Mid-Cap Growth             $23         $70          $120         $258
T. Rowe Price Equity Income              $23         $70          $120         $258

MFS Growth with Income                   $23         $71          $122         $262
MFS Research                             $23         $71          $121         $260
MFS Emerging Growth                      $23         $70          $120         $257
MFS Total Return                         $23         $72          $123         $264
MFS New Discovery                        $25         $77          $132         $281

STI Capital Appreciation                 $26         $79          $136         $289
STI Value Income                         $24         $73          $126         $269
STI International Equity                 $30         $93          $158         $332

                     EXPLANATION OF FEE TABLES AND EXAMPLES

1. We have included the table and examples shown above to assist you in understanding the costs and expenses that you will bear directly or indirectly by investing in the Separate Account. The table reflects expenses of the Separate Account as well as the Portfolios. For additional information, you should read "Contract Charges," which begins on page 30 below; you should also read the sections relating to expenses of the Portfolios in their prospectuses. The examples do not include any taxes or tax penalties you may be required to pay if you surrender your Contract. The examples assume that the fee waivers and expense reimbursements discussed above will continue for the periods shown.


2. The examples assume that you did not make any transfers. We are currently waiving the transfer fee, but in the future, we may decide to charge $10 for the second and each subsequent transfer within a calendar month. Premium taxes are not reflected. Currently, we deduct premium taxes (which range from 0% to 3.5%) either from premium received or from Contract Value upon full surrender, death or annuitization.

3. To reflect the contract maintenance charge in the examples, we estimated an equivalent percentage charge, which we calculated by dividing the total amount of contract maintenance charges expected to be collected during a year by the total estimated average net assets of the Subaccounts and the Fixed Account attributable to the Contracts.

4. Your expenses will be the same regardless of whether you surrender, annuitize, or continue to hold your Contract at the end of the applicable time period, because we do not charge a withdrawal charge on surrenders or annuitizations of this Contract.

NEITHER THE FEE TABLES NOR THE EXAMPLES SHOULD BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. YOUR ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. SIMILARLY, THE ANNUAL RATE OF RETURN OF 5% ASSUMED IN THE EXAMPLE IS NOT AN ESTIMATE OR GUARANTEE OF FUTURE INVESTMENT PERFORMANCE.

                              QUESTIONS AND ANSWERS
                               ABOUT YOUR CONTRACT

THE FOLLOWING ARE ANSWERS TO SOME OF THE QUESTIONS YOU MAY HAVE ABOUT SOME OF THE MORE IMPORTANT FEATURES OF THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE REST OF THE PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY.

1. WHAT IS THE CONTRACT?

The Contract is a flexible premium deferred variable annuity contract. It is designed for tax-deferred retirement investing. The Contract is available for non-qualified or qualified retirement plans. The Contract, like all deferred annuity contracts, has two phases: the Accumulation Period and the Annuity Period. During the Accumulation Period, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The Annuity Period begins when you begin receiving payments under one of the annuity payment options described in the answer to Question 2. The amount of money accumulated under your Contract during the Accumulation Period will be used to determine the amount of your annuity payments during the Annuity Period.

Your premiums are invested in one or more of the Subaccounts of the Separate Account or allocated to the Fixed Account, as you instruct us. You may allocate your Contract Value to up to twenty-one options under the Contract, counting each Subaccount and the Fixed Account as one option. We will treat all of your Contract Value allocated to the Fixed Account as one option for purposes of this limit, even if you have chosen more than one Guarantee Period. The value of your Contract will depend on the investment performance of the Subaccounts and the amount of interest we credit to the Fixed Account.

Each Subaccount will invest in a single investment portfolio (a "Portfolio") of a mutual fund. The Portfolios offer a range of investment objectives, from conservative to aggressive. You bear the entire investment risk on amounts allocated to the Subaccounts. The investment policies and risks of each Portfolio are described in the accompanying prospectuses for the Portfolios.

In some states, you may also allocate all or part of your Contract Value to the "Fixed Account", as described in the answer to Question 5.

2. WHAT ANNUITY OPTIONS DOES THE CONTRACT OFFER?

You may receive annuity payments on a fixed or a variable basis or a combination of the two. We offer a variety of annuity options including: - a life annuity with payments guaranteed for five to twenty years; - a joint and full survivorship annuity, with payments guaranteed for five to twenty years; and - fixed payments for a specified period of five to thirty years.

Call us to inquire about other options.

You may change your annuity option at any time before annuitization. You may select the date to annuitize the Contract. The date you select, however, may be no later than the later of the tenth Contract Anniversary or the Annuitant's 90th birthday. If your Contract was issued in connection with a qualified plan, different deadlines may apply.

If you select annuity payments on a variable basis, the amount of our payments to you will be affected by the investment performance of the Subaccounts you have selected. The fixed portion of your annuity payments, on the other hand, generally will be equal in amount to the initial payment we determine. As explained in more detail below, however, during the Annuity Period you will have a limited ability to change the relative weighting of the Subaccounts on which your variable annuity payments are based or to increase the portion of your annuity payments consisting of Fixed Annuity payments.

3. HOW DO I BUY A CONTRACT?

You can obtain a Contract application from your Lincoln Benefit agent. You must pay at least $25,000 in a lump sum as an initial Purchase Payment. Subsequent Purchase Payments must be at least $500. We may lower these minimums at our sole discretion. We will not issue a Contract to you if either you or the Annuitant is age 90 or older before we receive your application.

4. WHAT ARE MY INVESTMENT CHOICES UNDER THE CONTRACT?

You can allocate and reallocate your investment among the Subaccounts, each of which in turn invests in a single Portfolio. Under the Contract, the Separate Account currently invests in the following Portfolios:

             Fund                       Portfolio(s)
------------------------------          -------------------------------------
--------------------------------------------------------------------------------
Janus Aspen Series                       Flexible Income Portfolio
                                         Balanced Portfolio
                                         Growth Portfolio
                                         Aggressive Growth Portfolio
                                         Worldwide Growth Portfolio
--------------------------------------------------------------------------------
Federated Insurance Management           Utility Fund II
Series                                   Fund for U.S. Government
                                              Securities II
                                         High Income Bond Fund II
--------------------------------------------------------------------------------
Fidelity Variable Insurance              Money Market Portfolio
Products Fund                            Equity-Income Portfolio
                                         Growth Portfolio
                                         Overseas Portfolio
--------------------------------------------------------------------------------
Fidelity Variable Insurance              Asset Manager Portfolio
Products Fund II                         Contrafund Portfolio
                                         Index 500 Portfolio
--------------------------------------------------------------------------------

             Fund                       Portfolio(s)
------------------------------          -------------------------------------
The Alger American Fund                  Income and Growth Portfolio
                                         Small Capitalization Portfolio
                                         Growth Portfolio
                                         MidCap Growth Portfolio
                                         Leveraged AllCap Portfolio
--------------------------------------------------------------------------------
Scudder Variable Life                    Bond Portfolio
Investment Fund                          Balanced Portfolio
                                         Growth and Income Portfolio
                                         Global Discovery Portfolio
                                         International Portfolio
--------------------------------------------------------------------------------
Strong Variable Insurance                Discovery Fund II
Funds, Inc.                              Growth Fund II
--------------------------------------------------------------------------------
Strong Opportunity Fund II.              Opportunity Fund II
Inc.
--------------------------------------------------------------------------------
T. Rowe Price International              T. Rowe Price International Stock
Series, Inc.                                    Portfolio
--------------------------------------------------------------------------------
T. Rowe Price Equity Series,             T. Rowe Price New America Growth
Inc.                                            Portfolio
                                         T. Rowe Price Mid-Cap Growth Portfolio
                                         T. Rowe Price Equity Income Portfolio
--------------------------------------------------------------------------------
MFS Variable Insurance Trust             Growth with Income Series
                                         Research Series
                                         Emerging Growth Series
                                         Total Return Series
                                         New Discovery Series
--------------------------------------------------------------------------------
STI Classic Variable Trust               Capital Appreciation Fund
                                         International Equity Fund
                                         Value Income Stock Fund
--------------------------------------------------------------------------------

Some of the Portfolios described in this Prospectus may not be available in your Contract. Each Portfolio holds its assets separately from the assets of the other Portfolios. Each Portfolio has distinct investment objectives and policies which are described in the accompanying prospectuses for the Portfolios.

5. WHAT IS THE FIXED ACCOUNT OPTION?

We offer two Fixed Account interest crediting options: the Guaranteed Maturity Fixed Account Option and the Dollar Cost Averaging Fixed Account Option.

We will credit interest to amounts allocated to the Guaranteed Maturity Fixed Account Option at a specified rate for a specified Guarantee Period. You select the Guarantee Period for each amount that you allocate to the Guaranteed Maturity Fixed Account Option. We will tell you what interest rates and Guarantee Periods we are offering at a particular time. At the end of each Guarantee Period, you may select a new Guarantee Period from among the choices we are then making available or transfer or withdraw the relevant amount from the Fixed Account without any Market Value Adjustment.

We may offer Guarantee Periods ranging from one to ten years in length. We are currently offering Guarantee Periods of one, three, five, seven, and ten years in length. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

We will not change the interest rate credited to a particular allocation until the end of the relevant Guarantee Period. From time to time, however, we may change the interest rate that we offer to credit to new allocations to the Guaranteed Maturity Fixed Account Option and to amounts rolled over in the Fixed Account for new Guarantee Periods.

In addition, if you participate in our dollar cost averaging program, you may designate amounts to be held in the Dollar Cost Averaging Fixed Account Option until they are transferred monthly to the Subaccounts or Guarantee Periods of your choosing. When you make an allocation to the Fixed Account for this purpose, we will set an interest rate applicable to that amount. We will then credit interest at that rate to that amount until it has been entirely transferred monthly to your chosen Subaccounts or Guarantee Periods. We will complete the transfers within one year of the allocation. In our discretion we may change the rate that we set for new allocations to the Fixed Account for the dollar cost averaging program. We will never, however, set a rate less than an effective annual rate of 3%.

A Market Value Adjustment may increase or decrease the amount of certain transactions involving the Fixed Account, to reflect changes in interest rates. As a general rule, we will apply a Market Value Adjustment to the following transactions: (1) when you withdraw funds from the Guaranteed Maturity Fixed Account Option; (2) when you transfer funds from the Guaranteed Maturity Fixed Account Option to the Subaccounts; (3) when you allocate part of your interest in the Guaranteed Maturity Fixed Account Option to a new Guarantee Period before the end of the existing Guarantee Period; (4) when you annuitize your Contract; and (5) when we pay a death benefit. We will not apply a Market Value Adjustment to a transaction to the extent that: (1) it occurs within 30 days after the end of a Guarantee Period applicable to the funds involved in the transaction; (2) it is necessary to meet IRS minimum withdrawal requirements. We determine the amount of a Market Value Adjustment using a formula that takes into consideration: (1) whether current interest rates differ from interest rates at the beginning of the applicable Guarantee Period; and (2) how many years are left until the end of the Guarantee Period. As a general rule, if interest rates have dropped, the Market Value Adjustment will be an addition; if interest rates have risen, the Market Value Adjustment will be a deduction. It is therefore possible that if you withdraw an amount from the Fixed Account during a Guarantee Period, a Market Value Adjustment may cause you to receive less than you initially allocated to the Fixed Account.

6. WHAT ARE MY EXPENSES UNDER THE CONTRACT?

CONTRACT MAINTENANCE CHARGE. During the Accumulation Period, each year we subtract an annual contract maintenance charge of $35 from your Contract Value allocated to the Subaccounts. We will waive this charge if you pay $50,000 or more in Purchase Payments or if you allocate all of your Contract Value to the Fixed Account.

During the Annuity Period, we will subtract the annual contract maintenance charge in equal parts from your annuity payments. We waive this charge if on the Annuity Date your Contract Value is $50,000 or more or if all payments are Fixed Annuity payments.

ADMINISTRATIVE EXPENSE CHARGE AND MORTALITY AND EXPENSE RISK CHARGE. We impose a mortality and expense risk charge at an annual rate of 1.30% of average daily net assets and an administrative expense charge at an annual rate of .10% of average daily net assets. These charges are assessed each day during the Accumulation Period and the Annuity Period. We guarantee that we will not raise these charges.

TRANSFER FEE. Although we currently are not charging a transfer fee, the Contract permits us to charge you up to $10 per transfer for each transfer after the first transfer in each month.

PREMIUM TAXES. Certain states impose a premium tax on annuity purchase payments received by insurance companies. Any premium taxes relating to the Contract may be deducted from Purchase Payments or the Contract Value when the tax is incurred or at a later time. State premium taxes generally range from 0% to 3.5%.

OTHER EXPENSES. In addition to our charges under the Contract, each Portfolio deducts amounts from its assets to pay its investment advisory fees and other expenses.

7. HOW WILL MY INVESTMENT IN THE CONTRACT BE TAXED?

You should consult a qualified tax adviser for personalized answers. Generally, earnings under variable annuities are not taxed until amounts are withdrawn or distributions are made. This deferral of taxes is designed to encourage long-term personal savings and supplemental retirement plans. The taxable portion of a withdrawal or distribution is taxed as ordinary income.

Special rules apply if the Contract is owned by a company or other legal entity. Generally, such an owner must include in income any increase in the excess of the Contract Value over the "investment in the contract" during the taxable year.

8. DO I HAVE ACCESS TO MY MONEY?

At any time during the Accumulation Period, we will pay you all or part of the value of your Contract, minus any applicable charge, if you surrender your Contract or request a partial withdrawal. Under some plans, you may also take a loan against the value of your Contract. Generally, a partial withdrawal must equal at least $50, and after the withdrawal your remaining Contract Value must at least equal $5,000.

Although you have access to your money during the Accumulation Period, certain charges, such as the contract maintenance charge and premium tax charges, may be deducted on a surrender or withdrawal. You may also incur federal income tax liability or tax penalties. In addition, if you have allocated some of the value of your Contract to the Fixed Account, the amount of your surrender proceeds or withdrawal may be increased or decreased by a Market Value Adjustment.

After annuitization, under certain settlement options you may be entitled to withdraw the commuted value of the remaining payments.

9. WHAT IS THE DEATH BENEFIT?

We will pay a death benefit while the Contract is in force and before the Annuity Date, if the Contract Owner dies, or if the Annuitant dies and the Contract Owner is not a natural person. To obtain payment of the Death Benefit, the Beneficiary must submit to us written proof of death as specified in the Contract.

The death benefit is the greatest of the following:

(1) your total Purchase Payments reduced proportionately for any prior partial withdrawals;

(2) your Contract Value;

(3) the amount you would have received by surrendering your Contract; or

(4) your highest Contract Value on any Contract Anniversary, increased by the total Purchase Payments since the most recent Contract Anniversary and reduced proportionately by any partial withdrawals since the most recent Contract Anniversary.

In relation to (1) and (4) above, the Death Benefit will be recalculated until the oldest owner, or the annuitant if the owner isn't a living individual, attains age 85.

We will determine the value of the death benefit on the day that we receive all of the information that we need to process the claim.

10. WHAT ELSE SHOULD I KNOW?

ALLOCATION OF PURCHASE PAYMENTS. You allocate your initial Purchase Payment among the Subaccounts and the Fixed Account in your Contract application. You may make your allocations in specific dollar amounts or percentages, which must be whole numbers that add up to 100%. When you make subsequent Purchase Payments, you may again specify how you want your payments allocated. If you do not, we will automatically allocate the payment based on your most recent instructions. You may not allocate Purchase Payments to the Fixed Account if it is not available in your state.

TRANSFERS. During the Accumulation Period, you may transfer Contract Value among the Subaccounts and from the Subaccounts to the Fixed Account. You may not make a transfer, however, that would result in your allocating your Contract Value to more than twenty-one options under the Contract. While you may also transfer amounts from the Fixed Account, a Market Value Adjustment may apply. You may instruct us to transfer Contract Value by writing or calling us.

You may also use our automatic dollar cost averaging or portfolio rebalancing programs. You may not use both programs at the same time.

Under the dollar cost averaging program, amounts are automatically transferred at regular intervals from the Fixed Account or a Subaccount of your choosing, including other Subaccounts or the Fixed Account. Transfers from the Dollar Cost Averaging Fixed Account may be made monthly only. Transfers from Subaccounts may be made monthly, quarterly, or annually.

Under the portfolio rebalancing program, you can maintain the percentage of your Contract Value allocated to each Subaccount at a pre-set level. Investment results will shift the balance of your Contract Value allocations. If you elect rebalancing, we will automatically transfer your Contract Value back to the specified percentages at the frequency (monthly, quarterly, semiannually, annually) that you specify. We will automatically terminate this program if you request a transfer outside of the program. You may not include the Fixed Account in a portfolio rebalancing program. You also may not elect rebalancing after annuitization.

During the Annuity Period, you may not make any transfers for the first six months after the Annuity Date. Thereafter, you may make transfers among the Subaccounts or from the Subaccounts to increase your Fixed Annuity payments. Your transfers, however, must be at least six months apart. You may not convert any portion of your right to receive Fixed Annuity payments into Variable Annuity payments.

FREE-LOOK PERIOD. You may cancel the Contract by returning it to us within 10 days after you receive it, or after whatever longer period may be permitted by state law. You may return it by delivering it or mailing it to us. If you return the Contract, the Contract terminates and, in most states, we will pay you an amount equal to the Contract Value on the date we receive the Contract from you. The Contract Value may be more or less than your Purchase Payments. In some states, we are required to send you the amount of your Purchase Payments. Since state laws differ as to the consequences of returning a Contract, you should refer to your Contract for specific information about your circumstances.

11. WHO CAN I CONTACT FOR MORE INFORMATION?

You can write to us at Lincoln Benefit Life Company, P.O. Box 82532, Lincoln, Nebraska 68501-2532, or call us at (800)525-9287.

                         CONDENSED FINANCIAL INFORMATION

Attached  as  Appendix  A is a table  showing  selected  information  concerning
Accumulation Unit Values for each Subaccount for 1999. Accumulation Unit Value is the unit of measure that we use to calculate the value of your interest in a Subaccount. Accumulation Unit Value does not reflect the deduction of certain charges that are subtracted from your Contract Value, such as the Annual Contract Maintenance Charge. The information in the table is included in the Separate Account's financial statements. To obtain a fuller picture of each subaccounts finances and performance, you should review the Separate Account's financial statements, which are in the Separate Account's Annual Report dated as of December 31, 1999, contained in the Statement of Additional Information. The Statement of Additional Information also includes a brief explanation of how performance of the Subaccounts is calculated. We have included Lincoln Benefit's financial statements in its Annual Report on Form 10-K for the year ended December 31, 1999, incorporated herein by reference.

                          DESCRIPTION OF THE CONTRACTS

SUMMARY. The Contract is a deferred annuity contract designed to aid you in long-term financial planning. You may add to the Contract Value by making additional Purchase Payments. In addition, the Contract Value will change to reflect the performance of the Subaccounts to which you allocate your Purchase Payments and your Contract Value, as well as to reflect interest credited to amounts allocated to the Fixed Account. You may withdraw your Contract Value by making a partial withdrawal or by surrendering your Contract. Upon annuitization, we will pay you benefits under the Contract in the form of an annuity, either for the life of the Annuitant or for a fixed number of years. All of these features are described in more detail below.

CONTRACT OWNER. As the Contract Owner, you are the person usually entitled to exercise all rights of ownership under the Contract. You usually are also the person entitled to receive benefits under the Contract or to choose someone else to receive benefits. If your Contract was issued under a Qualified Plan, however, the Plan may limit or modify your rights and privileges under the Contract and may limit your right to choose someone else to receive benefits. We will not issue a Contract to a purchaser who has attained age 91, or where the Annuitant has attained age 91.

ANNUITANT. The Annuitant is the living person whose life span is used to determine annuity payments. You initially designate an Annuitant in your application. You may change the Annuitant at any time before annuity payments begin. If your Contract was issued under a plan qualified under Section 403(b), 408 or 408A of the Tax Code, you must be the Annuitant. You may also designate a Co-Annuitant, who is a second person on whose life annuity payments depend. Additional restrictions may apply in the case of Qualified

Plans. If you are not the Annuitant and the Annuitant dies before annuity payments begin, then either you become the new Annuitant or you must name another person as the new Annuitant. You must attest that the Annuitant is alive in order to annuitize your Contract.

MODIFICATION OF THE CONTRACT. Only a Lincoln Benefit officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract.

We are permitted to change the terms of the Contract if it is necessary to comply with changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT. Before the Annuity Date, if the Annuitant is still alive, you may assign a Contract issued under a Non-Qualified Plan that is not subject to Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA"). If a Contract is issued pursuant to a Qualified Plan or a Non-Qualified Plan that is subject to Title 1 of ERISA, the law prohibits some types of assignments, pledges and transfers and imposes special conditions on others. An assignment may also result in taxes or tax penalties.

We will not be bound by any assignment until we receive written notice of it. Accordingly, until we receive written notice of an assignment, we will continue to act as though the assignment had not occurred. We are not responsible for the validity of any assignment.

BECAUSE OF THE POTENTIAL TAX CONSEQUENCES AND ERISA ISSUES ARISING FROM AN ASSIGNMENT, YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN YOUR CONTRACT.

FREE LOOK PERIOD. You may cancel the Contract by returning it to us within 10 days after you receive it, or within whatever longer period may be permitted by state law. You may return it by delivering it to your agent or mailing it to us. If you return the Contract, the Contract terminates and, in most states, we will pay you an amount equal to the Contract Value on the date we receive the Contract from you. The Contract Value at that time may be more or less than your Purchase Payments.

In some states, if you exercise your "free look" rights, we are required to return the amount of your Purchase Payments. Currently, if you live in one of those states, on the Issue Date we will allocate your Purchase Payment to the Subaccounts and the Fixed Account Options as you specified in your application. However, we reserve the right in the future to delay allocating your Purchase Payments to the Subaccounts you have selected or to the Fixed Account until 20 days after the Issue Date or, if your state's free look period is longer than ten days, for ten days plus the period required by state law. During that time, we will allocate your Purchase Payment to the Fidelity Money Market Subaccount. Your Contract will contain specific information about your free-look rights in your state.

                          PURCHASES AND CONTRACT VALUE

MINIMUM PURCHASE PAYMENT. The minimum initial Purchase Payment for a Contract is $25,000. You must pay it in a lump sum. You may not pay more than $1 million in Purchase Payments without our prior approval. As a general rule, subsequent
Purchase Payments may be made in amounts of $500 or more. We may lower these minimums if we choose. We may refuse any Purchase Payment at any time.

AUTOMATIC PAYMENT PLAN. You may make scheduled Purchase Payments of $100 or more per month by automatic payment through your bank account. Call or write us for an enrollment form.

ALLOCATION OF PURCHASE PAYMENTS. Your Purchase Payments are allocated to the Subaccount(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation in your Contract application, either as percentages or specific dollar amounts. If you make your allocation in percentages, the total must equal 100%. We will allocate your subsequent
Purchase Payments in those percentages, until you give us new allocation instructions. You may not allocate Purchase Payments to the Fixed Account if it is not available in your state.

You initially may allocate your Purchase Payments to up to twenty-one options, counting each Subaccount and the Fixed Account as one option. For this purpose, we will treat all of your allocations to the Fixed Account as one option, even if you choose more than one Guarantee Period. You may add or delete Subaccounts and/or the Fixed Account from your allocation instructions, but we will not execute instructions that would cause you to have Contract Value in more than twenty-one options. In the future, we may waive this limit.

If your application is complete, we will issue your Contract within two business days of its receipt at our P.O. Box shown on the first page of this prospectus. If your application for a Contract is incomplete, we will notify you and seek to complete the application within five business days. For example, if you do not fill in allocation percentages, we will contact you to obtain the missing percentages. If we cannot complete your application within five business days after we receive it, we will return your application and your Purchase Payment, unless you expressly permit us to take a longer time.

Usually, we will allocate your initial Purchase Payment to the Subaccounts and the Fixed Account, as you have instructed us, on the Issue Date. We will allocate your subsequent Purchase Payments on the date that we receive them at the next computed Accumulation Unit Value.

In some  states,  however,  we are  required  to return at least  your  Purchase
Payment if you cancel your Contract during the "free-look" period. In those states, we currently will allocate your Purchase Payments on the Issue Date as you have instructed us, as described above. In the future, however, we reserve the right, if you live in one of those states, to allocate all Purchase Payments received during the "free-look period" to the Fidelity Money Market Subaccount. If we exercise that right and your state's free-look period is ten days, we will transfer your Purchase Payments to your specified Subaccounts or Fixed Account 20 days after the Issue Date; if your state's free look period is longer, we will transfer your Purchase Payment after ten days plus the period required by state law have passed.

We determine the number of Accumulation Units in each Subaccount to allocate to your Contract by dividing that portion of your Purchase Payment allocated to a Subaccount by that Subaccount's Accumulation Unit Value on the Valuation Date when the allocation occurs.

CONTRACT VALUE. We will establish an account for you and will maintain your account during the Accumulation Period. The total value of your Contract at any time is equal to the sum of the value of your Accumulation Units in the Subaccounts you have selected, plus the value of your interest in the Fixed Account.

SEPARATE ACCOUNT ACCUMULATION UNIT VALUE. As a general matter, the Accumulation Unit Value for each Subaccount will rise or fall to reflect changes in the share price of the Portfolio in which the Subaccount invests. In addition, we subtract from Accumulation Unit Value amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value. We determine transfer fees and contract maintenance charges separately for each Contract. They do not affect Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units.

We determine a separate Accumulation Unit Value for each Subaccount. If we elect or are required to assess a charge for taxes, we may calculate a separate Accumulation Unit Value for Contracts issued in connection with Non-Qualified and Qualified Plans, respectively, within each Subaccount. We determine the Accumulation Unit Value for each Subaccount Monday through Friday on each day that the New York Stock Exchange is open for business.

You should refer to the prospectuses for the Portfolios which accompany this prospectus for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Accumulation Unit Value of the corresponding Subaccount and, therefore, your Contract Value.

TRANSFER DURING ACCUMULATION PERIOD. During the Accumulation Period, you may transfer Contract Value among the Fixed Account and the Subaccounts in writing or by telephone. Currently, there is no minimum transfer amount. The Contract permits us to set a minimum transfer amount in the future. You may not make a transfer that would result in your allocating your Contract Value to more than twenty-one options under the Contract at one time.

As a general rule, we only make transfers on days when we and the NYSE are open for business. If we receive your request on one of those days, we will make the transfer that day. We close our offices for business on certain days immediately preceding or following certain national holidays when the NYSE is open for business. For calendar year 2000, our offices will be closed on November 24th. For transfers requested on this day, we will make the transfer on the first subsequent day on which we and the NYSE are open.

If you transfer an amount from the Fixed Account to a Subaccount before the end of the applicable Guarantee Period or you allocate an amount in the Fixed Account to a new Guarantee Period before the end of the existing Guarantee Period, we usually will increase or decrease the amount by a Market Value Adjustment. The calculation of the Market Value Adjustment is described in "Market Value Adjustment" on page 23 below.

Transfers within 30 days after the end of the applicable Guarantee Period are not subject to a Market Value Adjustment.

The Contract permits us to defer transfers from the Fixed Account for up to six months from the date you ask us.

You may not transfer Contract Value into the Dollar Cost Averaging Fixed Account Option. You may not transfer Contract Value out of the Dollar Cost Averaging Fixed Account Option except as part of a Dollar Cost Averaging program.

TRANSFERS AUTHORIZED BY TELEPHONE. You may make transfers by telephone, if you first send us a completed authorization form. The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effected on that day at that day's price. Calls completed after 4:00 p.m. will be effected on the next day on which we and the NYSE are open for business, at that day's price.

We may charge you the transfer fee described on page 30 below, although we currently are waiving it. In addition, we may suspend, modify or terminate the telephone transfer privilege at any time without notice.

We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

AUTOMATIC DOLLAR COST AVERAGING PROGRAM. Under our Automatic Dollar Cost Averaging Program, you may authorize us to transfer a fixed dollar amount at fixed intervals from the Dollar Cost Averaging Fixed Account Option or a Subaccounts of your choosing, including other Subaccounts or the Guaranteed Maturity Fixed Account Option. The interval between transfers from the Dollar Cost Averaging Fixed Account may be monthly only. The interval between transfers from Subaccounts may be monthly, quarterly, or annually, at your option. The transfers will be made at the Accumulation Unit Value on the date of the transfer. The transfers will continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. However, if you wish to Dollar Cost Average to a Guaranteed Maturity Fixed Account Option, the minimum amount that must be transferred into any one Option is $500. We may change this minimum or grant exceptions. If you elect this program, the first transfer will occur twenty-five days after your Issue Date. You may not use the Dollar Cost Averaging program to transfer amounts from the Guaranteed Maturity Fixed Account Option.

Your request to participate in this program will be effective when we receive your completed application at the P.O. Box given on the first page of this prospectus. Call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfers under a Dollar Cost Averaging program. We will not charge a transfer fee for Dollar Cost Averaging.

The theory of dollar cost averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as dollar cost averaging, periodic transfer from a Subaccount with more volatile performance experience is unlikely to produce the desired effects of dollar cost averaging as would transfers from a less volatile subaccount. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.

PORTFOLIO REBALANCING. Portfolio Rebalancing allows you to maintain the percentage of your Contract Value allocated to each Subaccount at a pre-set level. For example, you could specify that 30% of your Contract Value should be in the Balanced Portfolio, 40% in the Growth Portfolio-Janus Aspen Series and 30% in Federated High Income Bond Fund II. Over time, the variations in each Subaccount's investment results will shift the balance of your Contract Value allocations. Under the Portfolio Rebalancing feature, each period, if the allocations change from your desired percentages, we will automatically transfer your Contract Value, including new Purchase Payments (unless you specify otherwise), back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the better performing segments.

You may choose to have rebalances made monthly, quarterly, semi-annually, or annually until your Annuity Date. Portfolio Rebalancing is not available after you annuitize. We will not charge a transfer fee for Portfolio Rebalancing. We will automatically terminate this program if you request any transfer outside of the Portfolio Rebalancing program. If you wish to resume Portfolio Rebalancing after it has been cancelled, then you must complete a new Rebalancing form and send it to our home office. You may not include the Fixed Account in a Portfolio Rebalancing program.

You may request Portfolio Rebalancing at any time before your Annuity Date by submitting a completed written request to us at the P.O. Box given on the first page of this prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. In your request, you may specify a date for your first rebalancing. If you specify a date fewer than 30 days after your Issue Date, your first rebalance will be delayed one month. If you request Portfolio Rebalancing in your Contract application and do not specify a date for your first rebalancing, your first rebalance will occur one period after the Issue Date. For example, if you specify quarterly rebalancing, your first rebalance will occur three months after your Issue Date. Otherwise, your first rebalancing will occur twenty-five days after we receive your completed request form. All subsequent rebalancing will occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Contract Anniversary Date.

Generally, you may change the allocation percentages, frequency, or choice of Subaccounts at any time. If your total Contract Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit, or suspend Portfolio Rebalancing at any time.

                    THE INVESTMENT AND FIXED ACCOUNT OPTIONS

SEPARATE ACCOUNT INVESTMENTS

THE PORTFOLIOS. Each of the Subaccounts of the Separate Account invests in the shares of one of the Portfolios. Each Portfolio is either an open-end management investment company registered under the Investment Company Act of 1940 or a separate investment series of an open-end management investment company. We have briefly described the Portfolios below. You should consult the current prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios. If you do not have a prospectus for a Portfolio, contact us and we will send you a copy. Appendix B contains a description of how advertised performance data for the Subaccounts are computed.

Some of the Portfolios have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any similarly named Portfolio may differ substantially.

We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Subaccounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Subaccounts invest. You bear the investment risk that those Portfolios possibly will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Subaccounts of the Separate Account.

JANUS ASPEN SERIES (investment adviser: Janus Capital Corporation)

FLEXIBLE INCOME PORTFOLIO seeks to maximize total return from a combination of current income and capital appreciation, with an emphasis on current income. This Portfolio invests in all types of income-producing securities. This Portfolio may have substantial holdings of debt securities rated below investment grade. Investments in such securities present special risks; you are urged to carefully read the risk disclosure in the accompanying prospectus for the Portfolio before allocating amounts to the Janus Flexible Income Subaccount.

BALANCED PORTFOLIO seeks long term growth of capital balanced by current income. This Portfolio normally invests 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in a diversified portfolio of common stocks of a large number of issuers of any size. Generally, this Portfolio emphasizes issuers with larger market capitalizations.

AGGRESSIVE GROWTH PORTFOLIO seeks long-term growth of capital. It is a non-diversified fund. It normally invests at least 50% of its equity assets in securities issued by medium-sized companies, which are companies whose market capitalizations at the time of purchase by the Portfolio fall within the same range as companies in the S&P MidCap 400 Index. This range is expected to change on a regular basis. This Portfolio may invest its remaining assets in smaller or larger issuers.

WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital by investing in a diversified portfolio of common stocks of foreign and domestic issuers of any size. This Portfolio normally invests in issuers from at least five different countries including the United States.

FEDERATED INSURANCE MANAGEMENT SERIES (investment adviser: Federated Advisers) FEDERATED UTILITY FUND II's investment objective is to achieve high current income and moderate capital appreciation. The Fund pursues its investment objective by investing, under normal market conditions, at least 65% of its assets in equity securities (including convertible securities) of companies that derive at least 50% of their revenues from the provision of electricity, gas and telecommunications related services.

FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II's investment objective is to provide current income. The Fund pursues its objective by investing primarily in U.S. government securities which include agency mortgage (FHLMC, FNMA, GNMA), U.S. Treasury and agency debenture securities.

FEDERATED HIGH INCOME BOND FUND II's investment objective is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities. The Fund provides exposure to the high-yield, lower-rated corporate bond market. At least 65 percent of the Fund's assets are invested in corporate bonds rated BBB or lower. The adviser actively manages the Fund's portfolio seeking to realize the potentially higher returns of high-yield bonds compared to returns of high-grade securities by seeking to minimize default risk and other risks through careful security selection and diversification.

FIDELITY  VARIABLE  INSURANCE  PRODUCTS  FUNDS  (investment  adviser:   Fidelity
Management & Research Company)

MONEY MARKET PORTFOLIO seeks to obtain as high a level of current income as is consistent with preserving capital and providing liquidity. This Portfolio will invest in U.S. dollar-denominated money market securities of domestic and foreign insurers, including U.S. government securities and repurchase agreements.

EQUITY-INCOME PORTFOLIO seeks reasonable income by investing normally in income-producing equity securities. The goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500 Composite Stock Price Index. At least 65% of this Portfolio's assets is normally invested in income-producing common or preferred stock. The Portfolio, however, has the flexibility to invest the balance in other types of domestic and foreign securities, including bonds.

GROWTH PORTFOLIO seeks to achieve capital appreciation. This Portfolio normally invests primarily in common stocks which are believed to have above average growth potential.

OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities. At least 65% of this Portfolio's assets is normally invested in securities of issuers outside of the United States. The Portfolio normally diversifies its investments across countries and regions.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS II (investment adviser: Fidelity Management & Research Company)

ASSET MANAGER PORTFOLIO seeks to obtain high total return with reduced risk over the long term by allocating its assets among domestic and foreign stocks, bonds, and short-term/money market securities. Usually, this Portfolio's assets will be allocated within the following guidelines: 50% in stocks (can range from 30-70%); 40% in bonds (can range from 20-60%); and 10% in short-term/money market instruments (can range from 0-50%).

CONTRAFUND PORTFOLIO seeks capital appreciation by investing mainly in equity securities of companies whose value the Portfolio's adviser believes is not fully recognized by the public. This Portfolio usually invests primarily in common stock of domestic and foreign issuers.

INDEX 500 PORTFOLIO seeks investment results that correspond to the total return of common stocks publicly traded in the U.S. as represented by the S&P 500 while keeping transaction costs and other expenses low.

THE ALGER AMERICAN FUND (investment adviser: Fred Alger Management, Inc.)

INCOME AND GROWTH PORTFOLIO primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The Portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

SMALL CAPITALIZATION PORTFOLIO seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

GROWTH PORTFOLIO seeks long-term capital appreciation. It focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests primarily in the equity securities of large companies. The Portfolio considers a large company to have a market capitalization of $1 billion or greater.

MIDCAP GROWTH PORTFOLIO seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential. Under normal circumstances, the Portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

LEVERAGED ALLCAP PORTFOLIO seeks long-term capital appreciation. Under normal circumstances, the Portfolio invests in the equity securities of companies of any size which demonstrate promising growth potential. The portfolio can leverage, that is, borrow money, up to one-third of its total assets to buy additional securities. By borrowing money, the Portfolio has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

SCUDDER VARIABLE LIFE INVESTMENT FUND (investment adviser: Scudder, Kemper Investments, Inc.) The Scudder Variable Life Investment Fund has two classes of shares. The Subaccounts invest in Class A shares, which do not impose distribution fees.

BOND PORTFOLIO seeks high level of income consistent with a high quality portfolio of debt securities. Under normal circumstances, this Portfolio invests at least 65% of its assets in bonds including those of the U.S. Government and its agencies and those of corporations and other notes and bonds paying high current income. This Portfolio can invest in a broad range of short, intermediate and long-term securities.

BALANCED PORTFOLIO seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities. The Portfolio also seeks long-term preservation of capital through a quality-oriented investment approach that is designed to reduce risk. The Portfolio will invest its assets in equity securities, debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding thirteen months. Generally, 25%-50% of the Portfolio's net assets are invested in bonds.

GROWTH AND INCOME PORTFOLIO seeks long-term growth of capital, current income and growth of income. In pursuing these three objectives, the Portfolio invests primarily in common stocks, preferred stocks, and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying higher than average current dividends. The Portfolio allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

GLOBAL DISCOVERY PORTFOLIO seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world. The Portfolio generally invests in small, rapidly growing companies that offer the potential for above-average returns relative to larger companies, yet are frequently overlooked and thus undervalued by the market.

INTERNATIONAL PORTFOLIO seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests in companies, wherever organized, which do business primarily outside the United States. The Portfolio intends to diversify investments among several countries and to have represented in its holdings business activities in not less than three different countries, excluding the United States. The Portfolio invests primarily in equity securities of established companies, listed on foreign exchanges, which the adviser believes have favorable characteristics. It may also invest in fixed income securities of foreign governments and companies.

STRONG VARIABLE INSURANCE FUNDS, INC. (investment adviser: Strong Capital Management, Inc.)

DISCOVERY FUND II seeks to provide investors with capital growth, a goal they pursue by investing in a diversified portfolio of small, medium and larger sized companies. The adviser's investment approach combines numbercrunching analysis with direct research, including on-site visits. Through frequent discussions with management, suppliers, customers and competitors, the advisor believes they can identify vital aspects of companies that are not reflected in their historical financial statements or their stock prices.

MIDCAP  GROWTH  FUND  II  seeks   long-term   capital  growth  by  investing  in
well-managed growth companies. The majority of the Fund's holdings will be in companies having market capitalizations between $800 million and $8 billion at the time of purchase.

STRONG OPPORTUNITY FUND II, INC. (investment adviser: Strong Capital Management, Inc.)

OPPORTUNITY FUND II focuses on stocks of medium-size companies that offer strong growth potential, but are underpriced. Rather than rely on traditional Wall Street research, the adviser applies a proprietary private market value approach to find stocks for the Fund. The adviser first considers companies (and industries) that are out of favor. Then they determine the price they believe an investor would be willing to pay for an entire company - its private market value. A company whose stock price is lower than its private market value may be added to the portfolio.

T. ROWE PRICE INTERNATIONAL SERIES, INC. (investment adviser: Rowe Price-Fleming International, Inc., a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings, Ltd.)

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. The Portfolio invests substantially all of its assets outside the United States and broadly diversifies its investments among developed and emerging countries throughout the world.

T. ROWE PRICE EQUITY SERIES, INC. (investment adviser: T. Rowe Price Associates, Inc.)

T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO seeks long-term growth of capital through investment primarily in the common stocks of U.S. growth companies operating in service industries. The Portfolio will invest most of its assets in service companies, regardless of size, that the adviser believes to be above-average performers in their fields. The Portfolio may invest up to 25% of its assets in growth companies outside the service sector.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO seeks long-term growth of capital by investing primarily in mid-cap stocks with the potential for above-average earnings growth. The adviser will invest at least 65% of the Portfolio's assets in a diversified portfolio of common stocks of mid-cap companies whose earnings the adviser expects to grow at a faster rate than the average company. The adviser defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index. However, the Portfolio will not automatically sell or cease to purchase stock of a company it already owns just because the company's market cap grows or falls outside this range. The Portfolio also may invest in other types of securities, such as foreign securities, convertible stocks and bonds, and warrants, when consistent with the Portfolio's investment objective.

T. ROWE PRICE EQUITY INCOME PORTFOLIO seeks to provide substantial dividend income as well as long-term growth of capital by investing primarily in common stocks of established companies. Under normal circumstances, the Portfolio usually will invest at least 65% of its total assets in common stocks of established companies paying above-average dividends which are expected to have favorable prospects for dividend growth and capital appreciation. The Portfolio may also invest in other securities such as foreign securities, convertible stocks and bonds, and warrants, when consistent with the Portfolio's investment objective.

MFS VARIABLE INSURANCE TRUST (investment adviser: Massachusetts Financial Services)

GROWTH WITH INCOME SERIES seeks reasonable current income, as well as long-term growth of capital and income. The Portfolio invests in stocks of companies that the adviser considers to be of high or improving investment quality. The Portfolio has the flexibility to invest in derivative securities when its managers believe such securities can provide better value relative to direct investments in stocks and bonds. The series will also seek to provide income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Index. The series may invest in foreign equity securities through which it may have exposure to foreign currencies.

RESEARCH SERIES seeks long-term growth of capital and future income. The series may invest in foreign equity securities (including emerging market securities) through which it may have exposure to foreign currencies. The series is permitted to do "Short Sales Against the Box."

EMERGING GROWTH SERIES seeks to provide long-term growth of capital. The Portfolio invests primarily in common stocks of companies that are early in their life cycles but which have the potential to become major enterprises. The Portfolio may also invest in more established companies whose earnings growth the adviser expects to accelerate because of special factors. Investing in emerging growth companies involves greater risk than is customarily associated with more established companies. The Portfolio also may invest up to 25% of its net assets in foreign and emerging market securities. The Portfolio has the flexibility to invest in derivative securities when its adviser believes such securities can provide better value relative to direct investments in stocks or bonds.

TOTAL RETURN SERIES seeks to provide above-average current income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. The Portfolio secondarily seeks to provide reasonable opportunity for growth of capital and income. The Portfolio invests in both equities and fixed income securities. The equity segment is actively managed with a value-oriented style of investing. The fixed income segment is actively managed through shifts in maturity, duration, and sector components. The Portfolio may invest up to 20% of its assets in foreign and emerging market securities. The Portfolio has the flexibility to invest in derivative securities when its adviser believes such securities can provide better value relative to direct investments in stocks or bonds. Consistent with the series' principal investment policies the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.

NEW DISCOVERY SERIES seeks capital appreciation. This Portfolio seeks to achieve its objective by investing under normal market conditions at least 65% of its total assets in companies that its adviser believes offer superior prospects for growth. Those securities may either be listed on securities exchanges or traded in the over-the-counter markets and may be U.S. or foreign companies.

STI CLASSIC VARIABLE TRUST (investment adviser:  SunTrust Bank)

STI CAPITAL APPRECIATION FUND seeks to provide capital appreciation by investing primarily in a portfolio of U.S. common stocks, and other equity securities which, in the advisor's opinion, are undervalued by the stock market.

STI INTERNATIONAL EQUITY FUND seeks to provide long term capital appreciation by investing primarily in common stocks and other equity securities of foreign companies.

STI VALUE INCOME STOCK FUND seeks to provide current income with the secondary goal of achieving capital appreciation by investing primarily in common stocks and other equity securities of U.S. companies.

Each Portfolio is subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the Portfolio. See the accompanying prospectuses of the Portfolios for further information.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Subaccount are separate and are credited to or charged against the particular Subaccount without regard to income, gains or losses from any other Subaccount or from any other part of our business. We will use the net Purchase Payments you allocate to a Subaccount to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Contract obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity contract owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Lincoln Benefit will bear the attendant expenses.

VOTING RIGHTS. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Subaccounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify you when your instructions are needed. We will also provide proxy materials or other information to assist you in understanding the matter at issue. We will determine the number of shares for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

As a general rule, before the Annuity Date, you are the person entitled to give voting instructions. After the Annuity Date, the payee is that person.
Retirement plans, however, may have different rules for voting by plan participants.

If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Contract. If you do not send us written instructions, we will vote the shares attributable to your Contract in the same proportions as we vote the shares for which we have received instructions from other Contract Owners. We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Contract Owners.

We may, when required by state insurance regulatory authorities, disregard Contract Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Contract Owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Contract Owners, and we may choose to do so.

ADDITIONS, DELETIONS, AND SUBSTITUTIONS OF SECURITIES. If the shares of any of the Portfolios are no longer available for investment by the Separate Account or if, in the judgment of our Board of Directors, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Contract, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Purchase Payments under the Contract. Any substitution will comply with the requirements of the 1940 Act.

We also reserve the right to make the following changes in the operation of the Separate Account and the Subaccounts:

(a) to operate the Separate Account in any form permitted by law;

(b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

(c) to transfer assets from one Subaccount to another, or from any Subaccount to our general account;

(d) to add, combine, or remove Subaccounts in the Separate Account; and

(e) to change the way in which we assess charges, as long as the total charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Contracts.

If we take any of these actions, we will comply with the then applicable legal requirements.

THE FIXED ACCOUNT

GENERAL. You may allocate part or all of your Purchase Payments to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Lincoln Benefit. Allstate Life invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts. The Fixed Account may not be available in all states. Please contact us at 1-800-525-9287 for current information.

GUARANTEED MATURITY FIXED ACCOUNT OPTION. We will credit interest to each amount allocated to the Guaranteed Maturity Fixed Account Option at a specified rate for a specified Guarantee Period. You select the Guarantee Period for each amount that you allocate to this option. We will declare the interest rate that we will guarantee to credit to that amount for that Guarantee Period. Each amount allocated to a Guarantee Period under this option must be at least $500. We reserve the right to limit the number of additional Purchase Payments that may be allocated to this option.

We will tell you what interest rates and Guarantee Periods we are offering at a particular time. We may offer Guarantee Periods ranging from one to ten years in length. We will decide in our discretion which Guarantee Periods to offer. Currently, we offer Guarantee Periods of one, three, five, seven and ten years. In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

We will credit interest daily to each amount allocated to a Guarantee Period under this option at a rate which compounds to the effective annual interest rate that we declared at the beginning of the applicable Guarantee Period. We will not change the interest rate credited to a particular allocation until the end of the relevant Guarantee Period. We may declare different interest rates for Guarantee Periods of the same length that begin at different times.

The following example illustrates how a Purchase Payment allocated to this option would grow, given an assumed Guarantee Period and effective annual interest rate:

EXAMPLE

Purchase Payment          $50,000

Guarantee Period                   5 years

Effective Annual Rate                4.50%

                  END OF CONTRACT YEAR

                                        YEAR 1        YEAR 2          YEAR 3           YEAR 4         YEAR 5
                                     ----------      ----------      ----------      ----------     ----------
                                   $50,000.00
                                     X  1.045
Beginning Contract Value            ------------
  X (1 + Effective Annual Rate)     $52,250.00

                                                     $52,250.00
                                                       X  1.045
Contract Value at end of Contract Year             --------------
  X (1 + Effective Annual Rate)                      $54,601.25
                                                                     $54,601.25
                                                                       X  1.045
Contract Value at end of Contract Year                              --------------
  X (1 + Effective Annual Rate)                                       $57,058.31
                                                                                     $57,058.31
                                                                                       X  1.045
Contract Value at end of Contract Year                                              -------------
  X (1 + Effective Annual Rate)                                                      $59,625.93
                                                                                                   $59,625.93
                                                                                                     X  1.045
Contract Value at end of Contract Year                                                           --------------
  X (1 + Effective Annual Rate)                                                                    $62,309.10

Total Interest Credited During Guarantee Period = $12,309.10 ($62,309.10 - $50,000)

NOTE: This example assumes no withdrawals during the entire five year Guarantee Period. If you were to make a partial withdrawal, the amount withdrawn might be increased or decreased by a Market Value Adjustment. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract.

We have no specific formula for determining the rate of interest that we will declare initially or in the future. We will set those interest rates based on relevant factors such as then current interest rates, regulatory and tax requirements, our sales commission and administrative expenses, general economic trends, and competitive factors. For current interest rate information, please contact us at 1-800-525-9287.

WE WILL DETERMINE THE INTEREST RATES TO BE DECLARED IN OUR SOLE DISCRETION. WE CAN NEITHER PREDICT NOR GUARANTEE WHAT THOSE RATES WILL BE IN THE FUTURE.

At the end of each Guarantee Period, we will mail you a notice asking you what to do with the relevant amount, including the accrued interest. During the 30-day period after the end of the Guarantee Period, you may:

(1) take no action. If so, we will automatically keep the relevant amount in the Guaranteed Maturity Fixed Account Option. The new Guarantee Period will be the same length as the expiring Guarantee Period and will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for Guarantee Periods of that length; or

(2) allocate the relevant Contract Value to one or more new Guarantee Periods of your choice in the Guaranteed Maturity Fixed Account Option. The new Guarantee Period(s) will begin on the day the previous Guarantee Period ends. The new interest rate will be our then current declared rate for those Guarantee Periods; or

(3) instruct us to transfer all or a portion of the relevant amount to one or more Subaccounts. We will effect the transfer on the day we receive your instructions. We will not adjust the amount transferred to include a Market Value Adjustment; or

(4) withdraw all or a portion of the relevant amount through a partial withdrawal. We will not adjust the amount withdrawn to include a Market Value Adjustment. The amount withdrawn will be deemed to have been withdrawn on the day the Guarantee Period ends.

Under our Automatic Laddering Program, you may choose, in advance, to use Guarantee Periods of the same length for all renewals in the Guaranteed Maturity Fixed Account Option. You can select this program at any time during the Accumulation Period, including on the Issue Date. We will apply renewals to Guarantee Periods of the selected length until you direct us in writing to stop. We may stop offering this program at any time.

MARKET VALUE ADJUSTMENT. We may increase or decrease the amount of some transactions involving your interest in the Fixed Account to include a Market Value Adjustment. The formula for determining Market Value Adjustments reflects changes in interest rates since the beginning of the relevant Guarantee Period. As a result, you will bear some of the investment risk on amounts allocated to the Guaranteed Maturity Fixed Account Option.

As a general rule, we will apply a Market Value Adjustment to the following transactions involving your Fixed Account balance:

(1) when you withdraw funds from the Guaranteed Maturity Fixed Account Option;

(2) when you transfer funds from the Guaranteed Maturity Fixed Account Option to the Subaccounts;

(3) when you allocate part of your balance in the Guaranteed Maturity Fixed Account Option to a new Guarantee Period before the end of the existing Guarantee Period;

(4) when you annuitize your Contract; and

(5) when we pay a death benefit.

We will not apply a Market Value Adjustment to a transaction, to the extent that: (1) it occurs within 30 days after the end of a Guarantee Period applicable to the funds involved in the transaction; or (2) you make a withdrawal to satisfy the IRS' required minimum distribution rules for this Contract.

The formula for calculating Market Value Adjustments is set forth in Appendix B to this prospectus, which also contains additional examples of the application of the Market Value Adjustment. This formula primarily compares: (1) the Treasury Rate at the time of the relevant transaction for a maturity equal in length to the relevant Guarantee Period; and (2) the Treasury Rate at the beginning of the Guarantee Period for a maturity equal in length to the Guarantee Period. Generally, if the Treasury Rate at the beginning of the Guarantee Period is higher than the corresponding current Treasury Rate, then the Market Value Adjustment will increase the amount payable to you or transferred. Similarly, if the Treasury Rate at the beginning of the Guarantee Period is lower than the corresponding current Treasury Rate, then the Market Value Adjustment will reduce the amount payable to you or transferred.

For example, assume that you purchased a Contract and selected an initial Guarantee Period of five years and the five-year Treasury Rate for that duration is 4.50%. Assume that at the end of three years, you make a partial withdrawal. If, at that later time, the current five-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to you. Similarly, if the current five-year Treasury Rate is 4.80%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to you.

DOLLAR COST  AVERAGING  FIXED ACCOUNT  OPTION.  You may also  allocate  Purchase
Payments to the Dollar Cost Averaging Fixed Account Option. We will credit interest to Purchase Payments allocated to this option for up to one year at the current rate that we declare when you make the allocation. The effective annual rate will never be less than 3%. You may not transfer funds to this option from the Subaccounts or the Guaranteed Maturity Fixed Account Option. We will follow your instructions in transferring amounts from this option to the Subaccounts or the Guaranteed Maturity Fixed Account Option on a monthly basis only, as described in "Automatic Dollar Cost Averaging Program" on page 15 of this prospectus.

                                ANNUITY BENEFITS

ANNUITY DATE. You may select the Annuity Date, which is the date on which annuity payments are to begin, in your application. The Annuity Date must always be the business day immediately following the tenth day of a calendar month.

The Annuity Date may be no later than the Latest Annuity Date. As a general rule, the Latest Annuity Date is the later of the 10th Contract Anniversary or the Annuitant's 90th birthday. If your Contract was issued pursuant to a Qualified Plan, however, the Tax Code generally requires you to begin to take at least a minimum distribution by the later of:

-  the year of your separation from service; or

- April 1 of the calendar year following the calendar year in which you attain age 70 1/2.

If your Contract is issued pursuant to Section 408 of the Tax Code  (traditional
IRAs), you must begin taking minimum distributions by April 1 of the calendar year following the calendar year in which you reach age 70 1/2. No minimum distributions are required by the Tax Code for Contracts issued pursuant to
Section 408A (Roth IRAs).

If you are in a Qualified Plan, we may require you to annuitize by the date required by the Tax Code, unless you show us that you are meeting the minimum distribution requirements in some other way.

If you do not select an Annuity Date, the Latest Annuity Date will automatically become the Annuity Date. You may change the Annuity Date by writing to us at the address given on the first page of the prospectus.

ANNUITY OPTIONS. You may elect an Annuity Option at any time before the Annuity Date. As part of your election, you may choose the length of the applicable guaranteed payment period within the limits available for your chosen Option. If you do not select an Annuity Option, we will pay monthly annuity payments in accordance with the applicable default Option. The default Options are:

- Option A with 10 years (120 months) guaranteed, if you have designated only one Annuitant; and

- Option B with 10 years (120 months) guaranteed, if you have designated joint Annuitants.

You may freely change your choice of Annuity Option, as long as you request the change at least thirty days before the Annuity Date.

Three Annuity Options are generally available under the Contract. Each is available in the form of:

-  a Fixed Annuity;

-  a Variable Annuity; or

-  a combination of both Fixed and Variable Annuity.

The three Annuity Options are:

OPTION A, LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 5 TO 20 YEARS. We make periodic payments at least as long as the Annuitant lives. If the Annuitant dies before all of the guaranteed payments have been made, we will pay the remaining guaranteed payments to the Beneficiary.

OPTION B, JOINT AND SURVIVOR ANNUITY, WITH PAYMENTS GUARANTEED FOR 5 TO 20 YEARS. We make periodic payments at least as long as either the Annuitant or the joint Annuitant is alive. If both the Annuitant and the Joint Annuitant die before all of the guaranteed payments have been made, we will pay the remaining guaranteed payments to the Beneficiary.

OPTION C, PAYMENTS FOR A SPECIFIED PERIOD CERTAIN OF 5 YEARS TO 30 YEARS. We make periodic payments for the period you have chosen. If the Annuitant dies before all of the guaranteed payments have been made, we will pay the remaining guaranteed payments to the Beneficiary. If you elect this option and request Variable Annuity payments, you may at any time before the period expires request a lump sum payment. If you elected Variable Annuity payments, the lump sum payment will depend on:

o        the investment results of the Subaccounts you have selected,
o        the Contract Value at the time you elected annuitization,
o the length of the remaining period for which the payee would be entitled to payments.

No lump sum payment is available if you request Fixed Annuity payments.

If you purchased your Contract under a retirement plan, you may have a more limited selection of Annuity Options to choose from. You should consult your Plan documents to see what is available.

You may not "annuitize" your Contract for a lump sum payment. Instead, before the Annuity Date you may surrender your Contract for a lump sum. As described on page 23 above, however, we will increase or decrease your surrender proceeds by any applicable Market Value Adjustment.

OTHER OPTIONS. We may have other Annuity Options available. You may obtain information about them by writing or calling us.

If your Contract is issued under Sections 401, 403(b), 408 or 408A of the Tax Code, we will only make payments to you and/or your spouse.

ANNUITY PAYMENTS: GENERAL. On the Annuity Date, we will apply the Annuitized Value of your Contract to the Annuity Option you have chosen. Your annuity payments may consist of Variable Annuity payments or Fixed Annuity payments or a combination of the two. We will determine the amount of your annuity payments as described in "Variable Annuity Payments" and "Fixed Annuity Payments" on page 25 below.

You must notify us in writing at least 30 days before the Annuity Date how you wish to allocate your Annuitized Value between Variable Annuity and Fixed Annuity payments. You must apply at least the Contract Value in the Fixed Account on the Annuity Date to Fixed Annuity payments. If you wish to apply any portion of your Fixed Account balance to your Variable Annuity payments, you should plan ahead and transfer that amount to the Subaccounts prior to the Annuity Date. If you do not tell us how to allocate your Contract Value among Fixed and Variable Annuity payments, we will apply your Contract Value in the Separate Account to Variable Annuity payments and your Contract Value in the Fixed Account to Fixed Annuity payments.

Annuity payments begin on the Annuity Date. We make subsequent annuity payments on the tenth of the month or, if the NYSE is closed on that day, the next day on which the NYSE is open for business.

Annuity payments will be made in monthly, quarterly, semi-annual or annual installments as you select. If the amount available to apply under an Annuity Option is less than $5,000, however, and state law permits, we may pay you a lump sum instead of the periodic payments you have chosen. In addition, if the first annuity payment would be less than $50, and state law permits us, we may reduce the frequency of payments so that the initial payment will be at least $50.

We may defer for up to 15 days the payment of any amount attributable to a Purchase Payment made by check to allow the check reasonable time to clear.

YOU MAY NOT WITHDRAW CONTRACT VALUE DURING THE ANNUITY PERIOD, IF WE ARE MAKING PAYMENTS TO YOU UNDER ANY ANNUITY OPTION, SUCH AS OPTION A OR B ABOVE, INVOLVING PAYMENT TO YOU FOR LIFE OR ANY COMBINATION OF PAYMENTS

FOR LIFE AND MINIMUM GUARANTEED PERIOD FOR A PREDETERMINED NUMBER OF YEARS.

VARIABLE  ANNUITY  PAYMENTS.  One basic  objective of the Contract is to provide
Variable Annuity Payments which will to some degree respond to changes in the economic environment. The amount of your Variable Annuity Payments will depend upon the investment results of the Subaccounts you have selected, any premium taxes, the age and sex of the Annuitant, and the Annuity Option chosen. We guarantee that the Payments will not be affected by (1) actual mortality experience and (2) the amount of our administration expenses.

We cannot predict the total amount of your Variable Annuity payments. The Variable Annuity payments may be more or less than your total Purchase Payments because (a) Variable Annuity payments vary with the investment results of the underlying Portfolios; and (b) Annuitants may die before their actuarial life expectancy is achieved.

The length of any guaranteed payment period under your selected Annuity Option will affect the dollar amounts of each Variable Annuity payment. As a general rule, longer guarantee periods result in lower periodic payments, all other things being equal. For example, if a life Annuity Option with no minimum guaranteed payment period is chosen, the Variable Annuity payments will be greater than Variable Annuity payments under an Annuity Option for a minimum specified period and guaranteed thereafter for life.

The investment results of the Subaccounts to which you have allocated your Contract Value will also affect the amount of your periodic payment. In calculating the amount of the periodic payments in the annuity tables in the Contract, we assumed an annual investment rate of 3 1/2%. If the actual net investment return is less than the assumed investment rate, then the dollar amount of the Variable Annuity payments will decrease. The dollar amount of the Variable Annuity payments will stay level if the net investment return equals the assumed investment rate and the dollar amount of the Variable Annuity payments will increase if the net investment return exceeds the assumed investment rate. You should consult the Statement of Additional Information for more detailed information as to how we determine Variable Annuity Payments.

FIXED ANNUITY PAYMENTS. You may choose to apply a portion of your Annuitized Value to provide Fixed Annuity payments. We determine the Fixed Annuity payment amount by applying the applicable Annuitized Value to the Annuity Option you have selected.

As a general rule, subsequent Fixed Annuity payments will be equal in amount to the initial payment. However, as described in "Transfers During Annuity Period" below, after the Annuity Date, you will have a limited ability to increase the amount of your Fixed Annuity payments by making transfers from the Subaccounts.

We may defer making Fixed Annuity payments for a period of up to six months or whatever shorter time state law may require. During the deferral period, we credit interest at a rate at least as high as state law requires.

TRANSFERS DURING ANNUITY PERIOD. During the Annuity Period, you will have a limited ability to make transfers among the Subaccounts so as to change the relative weighting of the Subaccounts on which your Variable Annuity payments will be based. In addition, you will have a limited ability to make transfers from the Subaccounts to increase the proportion of your annuity payments consisting of Fixed Annuity payments. You may not, however, convert any portion of your right to receive Fixed Annuity payments into Variable Annuity payments.

You may not make any transfers for the first six months after the Annuity Date. Thereafter, you may make transfers among the Subaccounts or make transfers from the Subaccounts to increase your Fixed Annuity payments. Your transfers must be at least six months apart.

DEATH BENEFIT DURING ANNUITY PERIOD. After annuity payments begin, upon the death of the Annuitant and any Joint Annuitant, we will make any remaining annuity payments to the Beneficiary. The amount and number of these annuity payments will depend on the Annuity Option in effect at the time of the Annuitant's death. After the Annuitant's death, any remaining interest will be distributed at least as rapidly as under the method of distribution in effect at the Annuitant's death.

CERTAIN EMPLOYEE BENEFIT PLANS. In some states, the Contracts offered by this prospectus contain life annuity tables that provide for different benefit payments to men and women of the same age. In certain employment-related situations, however, the U.S. Supreme Court's decision in ARIZONA GOVERNING COMMITTEE V. NORRIS requires employers to use the same annuity tables for men and women. Accordingly, if the Contract is to be used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the purchase of a Contract is appropriate under Norris.

           OTHER CONTRACT BENEFITS

DEATH BENEFIT. We will pay a distribution on death, if:

(1) the Contract is in force;

(2) annuity payments have not begun; and

(3) either:

    (a) you die; or

    (b) if the Contract is owned by a company or other legal entity, the Annuitant dies.

Currently, we will pay a distribution on death equal in amount to the Death Benefit. Under the Contract, however, we have the right to pay a distribution equal in amount to the Surrender Value unless:

(1) the Beneficiary chooses to receive the Death Benefit in a lump sum within 180 days of the date of death; and

(2) the Beneficiary requests that the Death Benefit be paid as of the date we receive the completed claim for a distribution on death.

We currently are waiving this 180 day limitation, but we may enforce it in the future. If we do, we will calculate the distribution as of the earlier of the requested distribution date or the fifth anniversary of the date of death.

We determine the Death Benefit as of the date we receive all of the information we need to process the Death Benefit claim. The Death Benefit under the Contract is the greatest of the following:

(1) the total Purchase Payments, less a withdrawal adjustment for any prior partial withdrawals;

(2) the Contract Value on the date as of which we calculate the Death Benefit;

(3) the Surrender Value; or

(4) the highest Contract Value on any Contract Anniversary, increased by the total Purchase Payments since the most recent Contract Anniversary and reduced by a withdrawal adjustment for any partial withdrawals since the most recent Contract Anniversary.

In relation to (1) and (4) above, the Death Benefit will be recalculated for purchase payments, withdrawals, and on contract anniversaries until the oldest owner, or the annuitant if the owner is not a living individual, attains age 85.

The withdrawal adjustment for the Death Benefit will equal (a) divided by (b), with the result multiplied by (c), where:

(a) = the withdrawal amount;

(b) = the Contract Value immediately before the withdrawal; and

(c) = the  value   of  the  applicable  Death  Benefit  immediately  before  the withdrawal.

A claim for a distribution on death must be submitted before the Annuity Date. As part of the claim, the Beneficiary must provide "Due Proof of Death". We will accept the following documentation as Due Proof of Death:

o  a certified original copy of the Death Certificate;

o  a certified copy of a court decree as to the finding of death; or

o a written statement of a medical doctor who attended the deceased at the time of death.

In addition, in our discretion we may accept other types of proof.

We will pay the Death Benefit in a lump sum within seven days of receiving a completed claim for distribution on death, unless the Beneficiary selects one of the other alternatives described below.

If the Beneficiary is a natural person, the Beneficiary may choose from the following alternative ways of receiving the distribution:

o  the Beneficiary may receive the distribution as a lump sum payment;

o the Beneficiary may apply the distribution to receive a series of equal periodic payments over the life of the Beneficiary, over a fixed period no longer than the Beneficiary's life expectancy, or over the life of the Beneficiary with payments guaranteed for a period not to exceed the life expectancy of the Beneficiary (the payments must begin within one year of the date of death); or

o if there is only one Beneficiary, he or she may defer payment for up to five years from the date of death. Any remaining funds must be distributed at the end of the five-year period. An Annuitant is necessary for this option. If prior to your death you were the Annuitant, the Beneficiary will become the new Annuitant.

If your spouse is the Beneficiary, he or she may choose to continue the Contract as the new Contract Owner. If your spouse chooses to continue the Contract, the following conditions apply:

(1) On the day the Contract is continued, we will set the Contract Value equal to the Death Benefit, calculated as of the date on which we receive all of the information we need to process your spouse's request to continue the Contract after your death. Because the Death Benefit can never be less than the then current Contract Value, our resetting the Contract will not cause the Contract Value to decrease. During the continuation period, however, the Contract Value will continue to increase or decrease to reflect the investment performance of the Subaccounts, interest credited to the Fixed Account, and charges and expenses under the Contract, as described in this prospectus.

(2) During the continuation period, currently we will pay a distribution on death equal to the Death Benefit, determined as of the date on which we receive due proof of your spouse's death. As described above, we also reserve the right to pay a distribution equal in amount to the Surrender Value as of the date on which we receive due proof of death. The standard Death Benefit payable upon your spouse's death will be calculated using the formula described above. Thus, the amount of the distribution on death may increase or decrease during the continuation period, depending on changes in the Contract Value and other Contract transactions during the continuation period.

(3) If before your death you were the Annuitant, your surviving spouse becomes the Annuitant.

Your surviving spouse may also select one of the options listed above.

If the Beneficiary is a company or other legal entity, then the Beneficiary must receive the Death Benefit in a lump sum, and the options listed above are not available.

Different  rules may apply to  Contracts  issued in  connection  with  Qualified
Plans.

BENEFICIARY. You name the Beneficiary. You may name a Beneficiary in the application. You may change the Beneficiary or add additional Beneficiaries at any time before the Annuity Date. We will provide a form to be signed and filed with us.

Your changes in Beneficiary take effect when we receive them, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. We are not liable for making a payment to a Beneficiary shown in our files or treating that person in any other respect as the Beneficiary. Accordingly, if you wish to change your beneficiary, you should deliver your instructions to us promptly.

If you did not name a Beneficiary or if the named Beneficiary is no longer living, the Beneficiary will be:

o  your spouse if he or she is still alive; or, if he or she is no longer alive,

o  your surviving children equally; or if you have no surviving children,

o  your estate.

If you name more than one Beneficiary, we will divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we will divide the Death Benefit among the surviving Beneficiaries.

Different  rules may apply to  Contracts  issued in  connection  with  Qualified
Plans.

CONTRACT LOANS FOR 401(a), 401(k), AND 403(b) CONTRACTS. Subject to the restrictions described below, we will make loans to the Owner of a Contract used in connection with a Tax Sheltered Annuity Plan ("TSA Plan") under Section 403(b) of the Tax Code, or an Owner of a Contract purchased by a pension, profit-sharing, or other similar plan qualified under Section 401(a) of the Tax Code (a "401 Plan"), including a Section 401(k) Plan, where a plan trustee is the Owner. Loans are not available under Non-Qualified Contracts. We will only make loans after the free look period and before annuitization. All loans are subject to the terms of the Contract, the relevant Plan, and the Tax Code, which impose restrictions on loans.

We will not make a loan to you if the total of the requested loan and your unpaid outstanding loans will be greater than the Surrender Value of your Contract on the date of the loan. In addition, we will not make a loan to you if the total of the requested loan and all of the plan participant's Contract loans under TSA Plans and 401 plans is more than the lesser of (a) or (b) where:

(a) equals $50,000 minus the excess of the highest outstanding loan balance during the prior 12 months over the current outstanding loan balance; and

(b) equals the greater of $10,000 or 1/2 of the Surrender Value.

The minimum loan amount is $1,000.

To request a Contract loan, write to us at the address given on the first page of the prospectus. You alone are responsible for ensuring that your loan and repayments comply with tax requirements. Loans made before the Annuity Date are generally treated as distributions under the Contract, and may be subject to withholding and tax penalties for early distributions. Some of these requirements are stated in Section 72 of the Tax Code and Title 1 of ERISA. Please seek advice from your plan administrator or tax advisor.

When we make a loan, we will transfer an amount equal to the loan amount from the Separate Account and/or the Fixed Account to the Loan Account as collateral for the loan. We will transfer to the Loan Account amounts from the Separate Account in proportion to the assets in each Subaccount. If your loan amount is greater than your Contract Value in the Subaccounts, we will transfer the remaining required collateral from the Guaranteed Maturity Fixed Account Options. If your loan amount is greater than your contract value in the Subaccounts and the Guaranteed Maturity Fixed Account Options, we will transfer the remaining required collateral from the Dollar Cost Averaging Fixed Account Option.

We may apply a Market Value Adjustment to a transfer from the Fixed Account to the Loan Account. If we do, we will increase or decrease the amount remaining in the Fixed Account by the amount of the Market Value Adjustment, so that the net amount transferred to the Loan Account will equal the desired loan amount.

We will credit interest to the amounts in the Loan Account. The annual interest rate credited to the Loan Account will be the greater of: (a) 3%; or (b) the loan interest rate minus 2.25%. The value of the amounts in the Loan Account are not affected by the changes in the value of the Subaccounts.

When you take out a loan, we will set the loan interest rate. That rate will apply to your loan until it is repaid. From time to time, we may change the loan interest rate applicable to new loans. We also reserve the right to change the terms of new loans.

We will subtract the outstanding Contract loan balance, including accrued but unpaid interest, from:

(1) the Death Benefit;

(2) surrender proceeds;

(3) the amount available for partial withdrawal; and

(4) the amount applied on the Annuity Date to provide annuity payments.

Usually you must repay a Contract loan within five years of the date the loan is made. Scheduled payments must be level, amortized over the repayment period, and made at least quarterly. We may permit a repayment period of 15 or 30 years if the loan proceeds are used to acquire your principal residence. We may also permit other repayment periods.

You must mark your loan repayments as such. We will assume that any payment received from you is a Purchase Payment, unless you tell us otherwise.

If you do not make a loan payment when due, we will continue to charge interest on your loan. We also will declare the entire loan in default. We will subtract the defaulted loan balance plus accrued interest from any future distribution under the Contract and keep it in payment of your loan. Any defaulted amount plus interest will be treated as a distribution for tax purposes (as permitted by law). As a result, you may be required to pay taxes on the defaulted amount, incur the early withdrawal tax penalty, and be subject to mandatory 20% federal withholding.

If the total loan balance exceeds the Surrender Value, we will mail written notice to your last known address. The notice will state the amount needed to maintain the Contract in force. If we do not receive payment of this amount within 31 days after we mail this notice, we will terminate your Contract.

We may defer making any loan for 6 months after you ask us for a loan, unless the loan is to pay a premium to us.

WITHDRAWALS (REDEMPTIONS). Except as explained below, you may redeem a Contract for all or a portion of its Contract Value before the Annuity Date. Withdrawals from the Fixed Account may be increased or decreased by a Market Value Adjustment, as described in "Market Value Adjustment" on page 23 above.

In general, you must withdraw at least $50 at a time. You may also withdraw a lesser amount if you are withdrawing your entire interest in a Subaccount. If your request for a partial withdrawal would reduce the Contract Value to less than $5,000, we may treat it as a request for a withdrawal of your entire Contract Value, as described in "Minimum Contract Value" on page 29. Your Contract will terminate if you withdraw all of your Contract Value.

We may be required to withhold 20% of withdrawals and distributions from Contracts issued in connection with certain Qualified Plans, as described on page 33 below. Withdrawals also may be subject to a 10% penalty tax, as described in page 32 below.

To make a withdrawal, you must send us a written withdrawal request or systematic withdrawal program enrollment form. You may obtain the required forms from us at the address and phone number given on the first page of this prospectus. We will not honor your request unless the required form includes your Tax I.D. Number (e.g., Social Security Number) and provides instructions regarding withholding of income taxes.

For partial withdrawals, you may allocate the amount among the Subaccounts and the Fixed Accounts. If we do not receive allocation instructions from you, we usually will allocate the partial withdrawal proportionately among the Subaccounts and the Guaranteed Maturity Fixed Account Options based upon the balance of the Subaccounts and the Guaranteed Maturity Fixed Account Options, with any remainder being distributed from the Dollar Cost Averaging Fixed Account Option. You may not make a partial withdrawal from the Fixed Account in an amount greater than the total amount of the partial withdrawal multiplied by the ratio of the value of the Fixed Account to the Contract Value immediately before the partial withdrawal.

If you request a total withdrawal, you must send us your Contract. The Surrender Value will equal the Contract Value adjusted by any applicable Market Value Adjustment. We also will deduct a contract maintenance charge of $35, unless we have waived the contract maintenance charge on your Contract as described on page 30 below. We determine the Surrender Value based on the Contract Value next computed after we receive a properly completed surrender request. We will usually pay the Surrender Value within seven days after the day we receive a completed request form. However, we may suspend the right of withdrawal from the Separate Account or delay payment for withdrawals for more than seven days in the following circumstances:

(1) whenever the New York Stock Exchange ("NYSE") is closed (other than customary weekend and holiday closings);

(2) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account's investments or determination of Accumulation Unit Values is not reasonably practicable; or

(3) at any other time permitted by the SEC for your protection.

In addition, we may delay payment of the Surrender Value in the Fixed Account for up to 6 months or a shorter period if required by law. If we delay payment from the Fixed Account for more than 30 days, we will pay interest as required by applicable law.

You may withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Tax Code) only in the following circumstances:

(1) when you attain age 59 1/2;

(2) when you terminate your employment with the plan sponsor;

(3) upon your death;

(4) upon your disability as defined in Section 72(m)(7) of the Tax Code; or

(5) in the case of hardship.

If you seek a hardship withdrawal, you may only withdraw amounts attributable to your Purchase Payments; you may not withdraw any earnings. These limitations on withdrawals apply to:

(1) salary reduction contributions made after December 31, 1988;

(2) income attributable to such contributions; and

(3) income attributable to amounts held as of December 31, 1988.

The limitations on withdrawals do not affect transfers between certain Qualified Plans. Additional restrictions and limitations may apply to distributions from any Qualified Plan. Tax penalties may also apply. You should seek tax advice regarding any withdrawals or distributions from Qualified Plans.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. In general, earnings on annuities are taxable as ordinary income upon withdrawal. As described in page 32 below, a 10% tax penalty is imposed on certain "premature" payments under annuity contracts. The tax penalty applies to any payment received before age 59 1/2, to the extent it is includable in income and is not subject to an exception. The Tax Reform Act of 1986 clarified an exception to this tax penalty. This exception is known as "substantially equal periodic payments."

Generally, under this exception you may take "substantially equal periodic payments" before age 59 1/2 without incurring the tax penalty. These "payments" are withdrawals, as opposed to an annuitization of the Contract. A Market Value Adjustment may apply.

To  qualify  for  this   exception,   the  payments   must  meet  the  following
requirements:

(1) The payments must continue to the later of age 59 1/2 or for five years.

(2) Payments must be established under one of the approved methods detailed by the IRS in IRS Notice 89-25.

(3) You must have separated from service, if you purchased your Contract under a qualified retirement plan or tax sheltered annuity.

If you modify the payment stream in any way, except for reason of death or disability, you will lose the exception. Modification includes changing the amount or timing of the payments, or making additional Purchase Payments. Any subsequent periodic payment will be subject to the penalty tax, unless it qualifies for a different exception. In addition, in the year of the modification, you will be required to pay the penalty tax (plus interest) that you would have been required to pay on the earlier payments if this exception had not applied.

SYSTEMATIC WITHDRAWAL PROGRAM. If your Contract was issued in connection with a Non-Qualified Plan or IRA, you may participate in our Systematic Withdrawal Program. You must complete an enrollment form and send it to us. You must complete the withholding election section of the enrollment form before the systematic withdrawals will begin. You may choose withdrawal payments of a flat dollar amount, earnings, or a percentage of Purchase Payments. You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis. Systematic withdrawals will be deducted from your Subaccount and Fixed Account balances, excluding the Dollar Cost Averaging Fixed Account, on a pro rata basis.

Depending on fluctuations in the net asset value of the Subaccounts and the value of the Fixed Account, systematic withdrawals may reduce or even exhaust the Contract Value. The minimum amount of each systematic withdrawal is $50.

We will make systematic withdrawal payments to you or your designated payee. We may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

ERISA PLANS. A married participant may need spousal consent to receive a distribution from a Contract issued in connection with a Qualified Plan or a Non-Qualified Plan covered by to Title 1 of ERISA. You should consult an adviser.

MINIMUM CONTRACT VALUE. If as a result of withdrawals your Contract Value would be less than $5,000 and you have not made any Purchase Payments during the previous three full calendar years, we may terminate your Contract and distribute its Surrender Value to you. Before we do this, we will give you 60 days notice. We will not terminate your Contract on this ground if the Contract Value has fallen below $5,000 due to either a decline in Accumulation Unit Value or the imposition of fees and charges. In addition, in some states we are not permitted to terminate Contracts on this ground. Different rules may apply to Contracts issued in connection with Qualified Plans.

                               CONTRACT CHARGES

We assess charges under the Contract in two ways:

(1) as deductions from Contract Value for contract maintenance charges and, if applicable, for premium taxes; and

(2) as charges against the assets of the Separate Account for administrative expenses or for the assumption of mortality and expense risks.

In addition, certain deductions are made from the assets of the Portfolios for investment management fees and expenses. Those fees and expenses are summarized in the Fee Tables on page 6, and described more fully in the Prospectuses and Statements of Additional Information for the Portfolios.

MORTALITY AND EXPENSE RISK CHARGE. We deduct a mortality and expense risk charge from each Subaccount during each Valuation Period. The mortality and expense risk charge is equal, on an annual basis, to 1.30% of the average net asset value of each Subaccount. The mortality risks arise from our contractual obligations:

(1) to make annuity payments after the Annuity Date for the life of the Annuitant(s); and

(2) to provide the Death Benefit prior to the Annuity Date. A detailed explanation of the Death Benefit may be found beginning on page 25 above.

The expense risk is that it may cost us more to administer the Contracts and the Separate Account than we receive from the contract maintenance charge and the administrative expense charge. We guarantee the mortality and expense risk charge and we cannot increase it. We assess the mortality and expense risk charge during both the Accumulation Period and the Annuity Period.

ADMINISTRATIVE CHARGES.

CONTRACT MAINTENANCE CHARGE. We charge an annual contract maintenance charge of $35 on your Contract. The amount of this charge is guaranteed not to increase. This charge reimburses us for our expenses incurred in maintaining your Contract.

Before the Annuity Date, we assess the contract maintenance charge on each Contract Anniversary. To obtain payment of this charge, on a pro rata basis we will allocate this charge among the Subaccounts and the Fixed Account to which you have allocated your Contract Value, and redeem Accumulation Units and reduce your interest in the Fixed Account accordingly. We will waive this charge if you pay more than $50,000 in Purchase Payments or if you allocate all of your Contract Value to the Fixed Account. If you surrender your Contract, we will deduct the full $35 charge as of the date of surrender, unless your Contract qualifies for a waiver.

After the Annuity Date, we will subtract this charge in equal parts from each of your annuity payments. We will waive this charge if on the Annuity Date your Contract Value is $50,000 or more or if all of your annuity payments are Fixed Annuity payments.

ADMINISTRATIVE EXPENSE CHARGE. We deduct an administrative expense charge from each Subaccount during each Valuation Period. This charge is equal, on an annual basis, to 0.10% of the average net asset value of the Subaccounts. This charge is designed to compensate us for the cost of administering the Contracts and the Separate Account. The administrative expense charge is assessed during both the Accumulation Period and the Annuity Period.

TRANSFER FEE. We currently are waiving the transfer fee. The Contract, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Subaccount(s) and/or the Fixed Account. We will notify you if we begin to charge this fee. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging or Portfolio Rebalancing program.

The transfer fee will be deducted from Contract Value that remains in the Subaccount(s) or Fixed Account from which the transfer was made. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

PREMIUM TAXES. We will charge premium taxes or other state or local taxes against the Contract Value, including Contract Value that results from amounts transferred from existing policies (Section 1035 exchange) issued by us or other insurance companies. Some states assess premium taxes when Purchase Payments are made; others assess premium taxes when annuity payments begin. We will deduct any applicable premium taxes upon full surrender, death, or annuitization. Premium taxes generally range from 0% to 3.5%.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES. We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Tax Code is briefly described on page 31 below.

OTHER EXPENSES. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Subaccounts to which you allocate your Contract Value. For a summary of current estimates of those charges and expenses, see pages 6-9 above. For more detailed information about those charges and expenses, please refer to the prospectuses for the appropriate Portfolios. We may receive compensation from the investment advisers or administrators of the Portfolios in connection with administrative service and cost savings experienced by the investment advisers or administrators.

                               FEDERAL TAX MATTERS

INTRODUCTION

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ONLY FEDERAL INCOME TAX ISSUES ARE ADDRESSED. LINCOLN BENEFIT MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences of your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

(1) the owner is a natural person,
(2) the investments of the Separate Account are "adequately diversified" according to Treasury Department regulations, and
(3) Lincoln Benefit is considered the owner of the Separate Account assets for federal income tax purposes.

NON-NATURAL OWNERS. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. Any increase in the value of such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. Please see the Statement of Additional Information for a discussion of several exceptions to the general rule for contracts owned by non-natural persons.

DIVERSIFICATION REQUIREMENTS. For a contract to be treated as an annuity for federal income tax purposes, the investments in the Separate Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the owner during the taxable year. Although Lincoln Benefit does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause an investor to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the Separate Account.

Your rights under this contract are different than those described by the IRS in rulings in which it found that contract owners were not owners of Separate
Account assets. For example, you have the choice to allocate premiums and contract values among more investment options. Also, you may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includable in your gross income. Lincoln Benefit does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a non-qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the Contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a partial withdrawal under a qualified Contract, the portion of the payment that bears the same ratio to the total payment that the investment in the contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the contract value, is excluded from your income. You should contact a competent tax advisor with respect to the potential tax consequences of a Market Value Adjustment, as no definitive guidance exists on the proper tax treatment of Market Value Adjustments. If you make a full withdrawal under a non-qualified Contract or a qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the contract.

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. "Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

o  made on or after  the  date the  individual  attains  age 59 1/2,

o  made to a beneficiary after the owner's death,
o  attributable to the owner being disabled, or
o for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

If you transfer a nonqualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract value and the investment in the Contract at the time of transfer. Except for certain qualified contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the Contract Value is treated as a withdrawal of such amount or portion.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a nonqualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If you die, and annuity payments cease before the total amount of the investment in the contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

TAXATION OF ANNUITY DEATH BENEFITS. Death of an owner, or death of the annuitant if the Contract is owned by a non-natural person, will cause a distribution of Death Benefits from a Contract. Generally, such amounts are included in income as follows:

(1) if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal, or
(2) if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment. Unlike some other assets, a holder's basis for an annuity is not increased or decreased to the fair market value of the Contract on the date of death. Please see the Statement of Additional Information for more detail on distribution at death requirements.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a nonqualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

(1) made on or after the date the owner attains age 59 1/2;
(2) made as a result of the owner's death or disability;
(3) made in substantially equal periodic payments over the owner's life or life expectancy,
(4) made under an immediate annuity; or
(5) attributable to investment in the contract before August 14, 1982.

You should consult a competent tax advisor to determine if any other exceptions to the penalty apply to your situation. Similar exceptions may apply to distributions from qualified Contracts.

AGGREGATION OF ANNUITY CONTRACTS. All non-qualified deferred annuity contracts issued by Lincoln Benefit (or its affiliates) to the same owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

TAX QUALIFIED CONTRACTS

Contracts may be used as investments with certain Qualified Plans such as:

o Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the Code;
o Roth IRAs under Section 408A of the Code;
o Simplified  Employee Pension Plans under  Section  408(k) of the Code;
o Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code;
o Tax  Sheltered Annuities  under  Section  403(b) of the Code;
o Corporate  and Self  Employed Pension and Profit Sharing Plans; and
o State and Local Government and Tax-Exempt Organization Deferred Compensation Plans.

In the case of certain Qualified Plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract.

RESTRICTIONS UNDER SECTION 403(B) PLANS. Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any Contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

o  attains age 59 1/2,
o  separates from service,
o  dies,

o  becomes disabled, or
o on account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship).

These limitations do not apply to withdrawals where Lincoln Benefit is directed to transfer some or all of the Contract Value to another ss.403(b) plan.

INCOME TAX WITHHOLDING

Lincoln Benefit is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to another qualified plan or IRA. Eligible rollover distributions generally include all distributions from qualified Contracts, excluding IRAs, with the exception of:

(1)  required  minimum  distributions,  or
(2) a series of substantially equal periodic payments made over a period of at least 10 years, or,
(3) over the life (joint lives) of the participant (and beneficiary).

Lincoln Benefit may be required to withhold federal and state income taxes on any distributions from either non-qualified or qualified Contracts that are not eligible rollover distributions unless you notify us of your election to not have taxes withheld.

                       DESCRIPTION OF LINCOLN BENEFIT LIFE
                        COMPANY AND THE SEPARATE ACCOUNT

LINCOLN BENEFIT LIFE COMPANY. Lincoln Benefit is a stock life insurance company organized under the laws of the state of Nebraska in 1938. Our legal domicile and principal business address is 2940 South 84th Street, Lincoln, Nebraska. Lincoln Benefit is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate Life" or "ALIC"), a stock life insurance company incorporated under the laws of the State of Illinois. Allstate Life is a wholly owned subsidiary of Allstate Insurance Company ("AIC"), a stock property-liability insurance company incorporated under the laws of Illinois. All outstanding capital stock of Allstate is owned by The Allstate Corporation ("Corporation").

We are authorized to conduct life insurance and annuity business in the District of Columbia, Guam, U.S. Virgin Islands and all states except New York. We intend to market the Contract everywhere we conduct variable annuity business. The Contracts offered by this prospectus are issued by us and will be funded in the Separate Account and/or the Fixed Account.

Under our reinsurance agreements with Allstate Life, substantially all contract-related transactions are transferred to Allstate Life. Through our reinsurance agreements with Allstate Life, substantially all of the assets backing our reinsured liabilities are owned by Allstate Life. These assets represent our general account and are invested and managed by Allstate Life. Accordingly, the results of operations with respect to applications received and contracts issued by Lincoln Benefit are not reflected in our consolidated financial statements. The amounts reflected in our consolidated financial statements relate only to the investment of those assets of Lincoln Benefit that are not transferred to Allstate Life under the reinsurance agreements. While the reinsurance agreements provide us with financial backing from Allstate Life, it does not create a direct contractual relationship between Allstate Life and you.

Under the Company's reinsurance agreements with ALIC, the Company reinsures all reserve liabilities with ALIC except for variable contracts. The Company's variable contract assets and liabilities are held in legally-segregated, unitized Separate Accounts and are retained by the Company. However, the transactions related to such variable contracts such as premiums, expenses and benefits are transferred to ALIC.

Lincoln Benefit is highly rated by independent agencies, including A.M. Best, Moody's, and Standard & Poor's. These ratings are based on our reinsurance agreement with Allstate Life, and reflect financial soundness and strong operating performance. The ratings are not intended to reflect the financial strength or investment experience of the Separate Account. We may from time to time advertise these ratings in our sales literature.

SEPARATE ACCOUNT. Lincoln Benefit Life Variable Annuity Account was originally established in 1992, as a segregated asset account of Lincoln Benefit. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or Lincoln Benefit.

We own the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Contract Value of the Contracts offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Our obligations arising under the Contracts are general corporate obligations of Lincoln Benefit.

The Separate Account is divided into Subaccounts. The assets of each Subaccount are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Subaccounts or the Portfolios. Values allocated to the Separate Account and the amount of Variable Annuity payments will rise and fall with the values of shares of the Portfolios and are also reduced by Contract charges. We may also use the Separate Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Separate Account.

We have included additional information about the Separate Account in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information by writing to us or calling us at 1-800-525-9287. We have reproduced the Table of Contents of the Statement of Additional Information on page 36 below.

STATE REGULATION OF LINCOLN BENEFIT. We are subject to the laws of Nebraska and regulated by the Nebraska Department of Insurance. Every year we file an annual statement with the Department of Insurance covering our operations for the previous year and our financial condition as of the end of the year. We are inspected periodically by the Department of Insurance to verify our contract liabilities and reserves. We also are examined periodically by the NAIC. Our books and records are subject to review by the Department of Insurance at all times. We are also subject to regulation under the insurance laws of every jurisdiction in which we operate.

FINANCIAL STATEMENTS. The financial statements of Lincoln Benefit Life Company and the Separate Account are set forth in the Statement of Additional Information.

                                 ADMINISTRATION

We have primary responsibility for all administration of the Contracts and the Separate Account. Our mailing address is P.O. Box 82532, Lincoln, Nebraska 68501-2532.

We provide the following administrative services, among others: issuance of the Contracts; maintenance of Contract Owner records; Contract Owner services; calculation of unit values; maintenance of the Separate Account; and preparation of Contract Owner reports.

We will send you Contract statements and transaction confirmations at least quarterly. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

                   MARKET TIMING AND ASSET ALLOCATION SERVICES

Certain third parties offer market timing and asset allocation services in connection with the Contracts. In certain situations, we will honor transfer instructions from third party market timing and asset allocation services if they comply with our administrative systems, rules and procedures, which we may modify at any time. PLEASE NOTE that fees and charges assessed for third party market timing and asset allocation services are separate and distinct from the Contract fees and charges set forth herein. We neither recommend nor discourage the use of market timing and asset allocation services.

                            DISTRIBUTION OF CONTRACTS

The Contracts described in this prospectus are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency. Commissions paid to broker-dealers may vary, but we estimate that the total commissions paid on all Contract sales will not exceed one percent of initial Purchase Payments and one percent of account value annually beginning in the second Contract year. From time to time, we may offer additional sales incentives of up to 1% of Purchase Payments to broker-dealers who maintain certain sales volume levels. We may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or from any other charge or fee under the Contracts, to cover sales commissions and other promotional or distribution expenses relating to the sale of the Contracts. We do not pay commission on Contract sales to our employees, employees of Surety Life Insurance Company and Allstate Financial Services, L.L.C. or their spouses or minor children if these individuals reside in the State of Nebraska.

ALFS, Inc. ("ALFS") located at 3100 Sanders Road, Northbrook, IL 60062-7154 serves as distributor of the Contracts. ALFS, an affiliate of Lincoln Benefit, is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

Sale of the Contracts commenced in August of 1998. During 1998, Lincoln Benefit paid to a former distributor of the Contracts, Lincoln Benefit Financial Services ("LBFS"), gross commissions for the Sale of the Contracts of approximately $250,865.87. LBFS, as principal underwriter, retained $5,323.28. The amounts that were not retained were paid to other independent broker/dealers and registered representatives of LBFS for distribution of the Contracts.

Lincoln Benefit does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for expenses incurred in distributing the Contracts, including liability arising out of services we provide on the Contracts.

                                LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Separate Account. Lincoln Benefit and its subsidiaries are engaged in routine lawsuits which, in our management's judgment, are not of material importance to their respective total assets or material with respect to the Separate Account.

                                  LEGAL MATTERS

All matters of Nebraska law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Nebraska law, have been passed upon by Carol S. Watson, Senior Vice President, General Counsel, and Secretary of Lincoln Benefit. Legal matters relating to the federal securities laws in connection with the Contracts described in this prospectus are being passed upon by the law firm of Jorden Burt Boros Cicchetti Berenson & Johnson, 1025 Thomas Jefferson St., East Lobby-Suite 400, Washington, D.C. 20007-0805.

                       ANNUAL REPORTS AND OTHER DOCUMENTS

Lincoln Benefit's annual report on Form 10-K for the year ended December 31, 1999 is incorporated herein by reference, which means that it is legally a part of this prospectus.

After the date of this prospectus and before we terminate the offering of securities under this prospectus, all documents or reports we file with the SEC under the Exchange Act of 1934 are also incorporated herein by reference, which means that they also legally become a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus.

We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000910739. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 450 Fifth Street N.W., Washington, D.C. 20549. For more information on the operations of SEC's Public Reference Room, call 1-800-SEC-0330.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at Lincoln Benefit Life Company, 2940 South 84th Street, Lincoln, Nebraska 68506 or 1-800-525-9287.

                             REGISTRATION STATEMENT

We have filed a registration statement with the SEC, under the Securities Act of 1933 as amended, with respect to the Contracts offered by this prospectus. This prospectus does not contain all the information set forth in the registration statement and the exhibits filed as part of the registration statement. You should refer to the registration statement and the exhibits for further information concerning the Separate Account, Lincoln Benefit, and the Contracts. The descriptions in this prospectus of the Contracts and other legal instruments are summaries. You should refer to those instruments as filed for the precise terms of those instruments. You may inspect and obtain copies of the registration statements as described on the cover page of this prospectus.

                              TABLE OF CONTENTS OF
                             STATEMENT OF ADDITIONAL
                                   INFORMATION

The Contract..................................S-2
  Annuity Payments............................S-2
  Initial Monthly Annuity Payments............S-2
  Subsequent Monthly Payments.................S-2
  Transfers After Annuity Date................S-3
  Annuity Unit Value..........................S-3
  Illustrative Example of Annuity Unit Value
    Calculation...............................S-3
  Illustrative Example of Variable Annuity
    Payments..................................S-4

Additional Federal Income Tax Information.....S-4
  Introduction................................S-4
  Taxation of Lincoln Benefit Life Company....S-4
  Exceptions to the Non-Natural Owner Rule....S-5
  IRS Require Distributions at Death Rule.....S-5
  Types of Qualified Plans....................S-5

Separate Account Performance..................S-6

Experts.......................................S-13

Financial Statements..........................S-13

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS AND SHAREHOLDER
OF LINCOLN BENEFIT LIFE COMPANY:

We have audited the accompanying Consolidated Statements of Financial Position of Lincoln Benefit Life Company and subsidiary (the "Company", an affiliate of The Allstate Corporation) as of December 31, 1999 and 1998, and the related Consolidated Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 1999. Our audits also included Schedule IV - Reinsurance. These consolidated financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles. Also, in our opinion, Schedule IV - Reinsurance, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.


/s/ Deloitte & Touche LLP

Chicago, Illinois
February 25, 2000

                          LINCOLN BENEFIT LIFE COMPANY
                  CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

                                                                        DECEMBER 31,
                                                                --------------------------
                                                                   1999            1998
                                                                -----------    -----------
($ in thousands, except par value)

ASSETS
Investments
     Fixed income securities, at fair value
       (amortized cost $158,747 and $149,898)                   $   157,218    $   158,984
     Short-term                                                       1,919          3,675
                                                                -----------    -----------
          Total investments                                         159,137        162,659

Cash                                                                  1,110          1,735
Reinsurance recoverable from
     Allstate Life Insurance Company                              7,539,995      6,938,717
Reinsurance recoverables from non-affiliates                        260,324        199,997
Other assets                                                          4,447         12,286
Separate Accounts                                                 1,411,996        763,416
                                                                -----------    -----------
     TOTAL ASSETS                                               $ 9,377,009    $ 8,078,810
                                                                ===========    ===========

LIABILITIES
Reserve for life-contingent contract benefits                   $   419,117    $   346,974
Contractholder funds                                              7,369,664      6,785,070
Current income taxes payable                                          3,401          3,659
Deferred income taxes                                                   745          5,546
Payable to affiliates, net                                           12,723         10,536
Other liabilities and accrued expenses                                1,528          3,831
Separate Accounts                                                 1,411,996        763,416
                                                                -----------    -----------
          TOTAL LIABILITIES                                       9,219,174      7,919,032
                                                                -----------    -----------

COMMITMENTS AND CONTINGENT LIABILITIES  (NOTE 12)

SHAREHOLDER'S EQUITY
Common stock, $100 par value, 30,000 shares
  authorized, 25,000 issued and outstanding                           2,500          2,500
Additional capital paid-in                                          116,750        116,750
Retained income                                                      39,579         34,622
Accumulated other comprehensive (loss) income:
     Unrealized net capital (losses) gains                             (994)         5,906
                                                                -----------    -----------
          TOTAL ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME          (994)         5,906
                                                                -----------    -----------
          TOTAL SHAREHOLDER'S EQUITY                                157,835        159,778
                                                                -----------    -----------
          TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY            $ 9,377,009    $ 8,078,810
                                                                ===========    ===========


See notes to consolidated financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                            AND COMPREHENSIVE INCOME

                                                         YEAR ENDED DECEMBER 31,
                                                    -------------------------------
($ in thousands)                                      1999        1998       1997
                                                    --------    --------   --------
REVENUES
Net investment income                               $ 10,740    $ 10,078   $ 10,067
Realized capital gains and losses                       (913)        134         17
Other (expense) income                                (2,311)        162        503
                                                    --------    --------   --------

INCOME FROM OPERATIONS
  BEFORE INCOME TAX EXPENSE                            7,516      10,374     10,587
Income tax expense                                     2,559       3,704      3,735
                                                    --------    --------   --------

NET INCOME                                             4,957       6,670      6,852
                                                    --------    --------   --------

OTHER COMPREHENSIVE (LOSS) INCOME, AFTER TAX
Change in unrealized net capital gains and losses     (6,900)      1,774      2,331
                                                    --------    --------   --------

COMPREHENSIVE (LOSS) INCOME                         $ (1,943)   $  8,444   $  9,183
                                                    ========    ========   ========


See notes to consolidated financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                            DECEMBER 31,
                                                ----------------------------------
($ in thousands)                                   1999         1998        1997
                                                ---------    ---------   ---------
COMMON STOCK                                    $   2,500    $   2,500   $   2,500
                                                ---------    ---------   ---------

ADDITIONAL CAPITAL PAID-IN                      $ 116,750    $ 116,750   $ 116,750
                                                ---------    ---------   ---------

RETAINED INCOME
Balance, beginning of year                      $  34,622    $  27,952   $  21,110
Net income                                          4,957        6,670       6,852
Dividend-in-kind                                        -            -         (10)
                                                ---------    ---------   ---------
Balance, end of year                               39,579       34,622      27,952
                                                ---------    ---------   ---------

ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
Balance, beginning of year                      $   5,906    $   4,132   $   1,801
Change in unrealized net capital gains
  and losses                                       (6,900)       1,774       2,331
                                                ---------    ---------   ---------
Balance, end of year                                 (994)       5,906       4,132
                                                ---------    ---------   ---------

     TOTAL SHAREHOLDER'S EQUITY                 $ 157,835    $ 159,778   $ 151,334
                                                =========    =========   =========


See notes to consolidated financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                YEAR ENDED DECEMBER 31,
                                                           --------------------------------
($ in thousands)                                             1999        1998        1997
                                                           --------    --------    --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                 $  4,957    $  6,670    $  6,852
Adjustments to reconcile net income to net cash
  provided by operating activities
     Depreciation, amortization and other non-cash items     (5,313)          2          20
     Realized capital gains and losses                          913        (134)        (17)
     Changes in:
          Life-contingent contract benefits and
            contractholder funds                             (4,868)      1,394         427
          Income taxes payable                               (1,343)      2,973        (381)
          Other operating assets and liabilities             11,344      (2,867)     (4,606)
                                                           --------    --------    --------
               Net cash provided by operating activities      5,690       8,038       2,295
                                                           --------    --------    --------

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed income securities
     Proceeds from sales                                     17,760           -           -
     Investment collections                                  13,580      10,710      11,980
     Investments purchases                                  (39,723)    (18,587)    (18,307)
Change in short-term investments, net                         2,068      (2,646)        840
                                                           --------    --------    --------
          Net cash used in investing activities              (6,315)    (10,523)     (5,487)
                                                           --------    --------    --------

NET DECREASE IN CASH                                           (625)     (2,485)     (3,192)
CASH AT THE BEGINNING OF YEAR                                 1,735       4,220       7,412
                                                           --------    --------    --------
CASH AT END OF YEAR                                        $  1,110    $  1,735    $  4,220
                                                           ========    ========    ========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Noncash financing activity
     Dividend-in-kind to Allstate Life Insurance Company   $      -    $      -    $    (10)
                                                           ========    ========    ========


See notes to consolidated financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

1.   GENERAL

BASIS OF PRESENTATION
The accompanying consolidated financial statements include the accounts of Lincoln Benefit Life Company ("LBL") and its wholly owned subsidiary, AFD, Inc. (formerly Allstate Financial Distributors, Inc), a registered broker-dealer, (collectively, the "Company"). LBL is a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These consolidated financial statements have been prepared in conformity with generally accepted accounting principles. All significant intercompany accounts and transactions have been eliminated.

To conform with the 1999 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

NATURE OF OPERATIONS
The Company markets a broad line of life insurance and savings products primarily through independent insurance agents and brokers. Life insurance consists of traditional products, including term and whole life, interest-sensitive life, immediate annuities with life contingencies, variable life and indexed life insurance. Savings products include deferred annuities and immediate annuities without life contingencies. Deferred annuities include fixed rate, market value adjusted, indexed and variable annuities. In 1999, annuity premiums and deposits represented 80.9% of the Company's total statutory premiums and deposits.

Annuity contracts and life insurance policies issued by the Company are subject to discretionary surrender or withdrawal by customers, subject to applicable surrender charges. These policies and contracts are reinsured primarily with ALIC (see Note 3), which invests premiums and deposits to provide cash flows that will be used to fund future benefits and expenses.

The Company monitors economic and regulatory developments which have the potential to impact its business. Recently enacted federal legislation will allow for banks and other financial organizations to have greater participation in the securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products.

Additionally, traditional demutualizations of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and (2) increasing competition in the capital markets.

The Company is authorized to sell life and savings products in all states except New York, as well as in the District of Columbia, Guam and the U.S. Virgin Islands. The top geographic locations for statutory premiums and deposits for the Company were California, Florida, Wisconsin, Pennsylvania and Illinois for the year ended December 31, 1999. No other jurisdiction accounted for more than 5% of statutory premiums and deposits. All premiums and deposits are ceded under reinsurance agreements.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS
Fixed income securities include bonds and mortgage-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses. Short-term investments are carried at cost or amortized cost which approximates fair value.

                          LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)


Investment income consists primarily of interest and short-term investment dividends. Interest is recognized on an accrual basis and dividends are recorded at the ex-dividend date. Interest income on mortgaged-backed securities is determined on the effective yield method, based on the estimated principal repayments. Accrual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

REINSURANCE RECOVERABLE
The Company has reinsurance agreements whereby all premiums, contract charges, credited interest, policy benefits and certain expenses are ceded. Such amounts are reflected net of such reinsurance in the consolidated statements of operations and comprehensive income. Investment income earned on the assets which support contractholder funds and the reserve for life-contingent contract benefits is not included in the Company's consolidated financial statements as those assets are owned and managed under terms of the reinsurance agreements. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the consolidated statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS AND INTEREST CREDITED Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products and certain annuities with life contingencies. Premiums from these products are recognized as revenue when due. Benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy and are reflected in contract benefits.

Interest-sensitive life contracts are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and one or more amounts assessed against the contractholder. Premiums from these contracts are reported as deposits to contractholder funds. Contract charge revenue consists of fees assessed against the contractholder account balance for cost of insurance (mortality risk), contract administration and surrender charges. Contract benefits include interest credited to contracts and claims incurred in excess of related contractholder account balance.

Limited payment contracts, a type of immediate annuity with life contingencies and single premium life contract, are contracts that provide insurance protection over a contract period that extends beyond the period in which premiums are collected. Gross premiums in excess of the net premium on limited payment contracts are deferred and recognized over the contract period. Contract benefits are recognized in relation to such revenues so as to result in the recognition of profits over the life of the policy.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed rate annuities, market value adjusted annuities, indexed annuities and immediate annuities without life contingencies are considered investment contracts. Deposits received for such contracts are reported as deposits to contractholder funds. Contract charge revenue for investment contracts consists of charges assessed against the contractholder account balance for contract administration and surrenders. Contract benefits include interest credited and claims incurred in excess of the related contractholder account balance.

Crediting rates for fixed rate annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions. Crediting rates for indexed annuities and indexed life products are based on an interest rate index, such as LIBOR or an equity index, such as the S&P 500.

Investment contracts also include variable annuity and variable life contracts which are sold as Separate Accounts products. The assets supporting these products are legally segregated and available only to settle Separate Accounts contract obligations. Deposits received are reported as Separate Accounts liabilities. The Company's contract charge revenue for these contracts consists of charges assessed against the Separate Accounts fund balances for contract maintenance, administration, mortality, expense and surrenders.

All premiums, contract charges, contract benefits and interest credited are reinsured.

                          LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

INCOME TAXES
The income tax provision is calculated under the liability method and presented net of reinsurance. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. Deferred income taxes arise primarily from unrealized capital gains or losses on fixed income securities carried at fair value and differences in the tax bases of investments.

SEPARATE ACCOUNTS
The Company issues deferred variable annuity and variable life contracts, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the Separate Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value to the beneficiaries of the contractholders in the form of a death benefit, the contractholders bear the investment risk that the Separate Accounts' funds may not meet their stated objectives.

The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders' claim to the related assets and are carried at the fair value of the assets. In the event that the asset value of certain contractholder accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to earnings. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and therefore, are not included in the Company's consolidated statements of operations and comprehensive income. Revenues to the Company from Separate Accounts consist of contract maintenance and administration fees, and mortality, surrender and expense charges.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS
The reserve for life-contingent contract benefits, which relates to traditional life insurance, immediate annuities with life contingencies and certain variable annuity contract guarantees, is computed on the basis of assumptions as to mortality, future investment yields, terminations and expenses at the time the policy is issued. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Detailed reserve assumptions and reserve interest rates are outlined in Note 6.

CONTRACTHOLDER FUNDS
Contractholder funds arise from the issuance of interest-sensitive life and certain investment contracts. Deposits received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received, net of commissions, and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Detailed information on crediting rates and surrender and withdrawal protection on contractholder funds are outlined in Note 6.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NEW ACCOUNTING STANDARDS
In 1999, the Company adopted Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." The SOP provides guidance concerning when to recognize a liability for insurance-related assessments and how those liabilities should be measured. Specifically, insurance-related assessments should be recognized as liabilities when all of the following criteria have been met: 1) an assessment has been imposed or it is probable that an assessment will be imposed, 2) the event obligating an entity to pay an assessment has occurred and 3) the amount of the assessment can be reasonably estimated. Adoption of this statement was not material to the Company's results of operations or financial position.

                          LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)


3.   RELATED PARTY TRANSACTIONS

REINSURANCE
The Company has reinsurance agreements whereby certain premiums, contract charges, credited interest, policy benefits and expenses are ceded to ALIC, and reflected net of such reinsurance in the consolidated statements of operations and comprehensive income. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the consolidated statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

Investment income earned on the assets which support contractholder funds and the reserve for life-contingent contract benefits are not included in the Company's consolidated financial statements as those assets are owned and managed under terms of the reinsurance agreements. The following amounts were ceded to ALIC under reinsurance agreements.

                                                    YEAR ENDED DECEMBER 31,
                                                ------------------------------
($ in thousands)                                  1999       1998       1997
                                                --------   --------   --------
Premiums                                        $ 60,451   $ 30,811   $ 34,834
Contract charges                                 127,403    106,158     87,061
Credited interest, policy benefits, and other
  expenses                                       684,704    624,620    533,369

BUSINESS OPERATIONS The Company utilizes services provided by AIC and ALIC and business facilities owned or leased, and operated by AIC in conducting its business activities. The Company reimburses AIC and ALIC for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $26,418, $45,940 and $34,947 in 1999, 1998 and 1997, respectively. Of these costs, the Company retains investment related expenses. All other costs are ceded to ALIC under reinsurance agreements.

4.   INVESTMENTS

FAIR VALUES
The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                                   GROSS UNREALIZED
                                                  ------------------
                                     AMORTIZED                            FAIR
                                        COST       GAINS     LOSSES       VALUE
                                     ---------    -------   --------    --------
AT DECEMBER 31, 1999
U.S. government and agencies         $  11,849    $   606   $    (30)  $  12,425
Corporate                               95,036        439     (3,282)     92,193
Municipal                               10,625         78       (108)     10,595
Mortgage-backed securities              41,237      1,372       (604)     42,005
                                     ---------    -------   --------    --------
     Total fixed income securities   $ 158,747    $ 2,495   $ (4,024)  $ 157,218
                                     =========    =======   ========    ========

AT DECEMBER 31, 1998
U.S. government and agencies         $  14,105    $ 2,498   $      -    $ 16,603
Corporate                               84,547      3,548       (151)     87,944
Foreign government                       3,031        239          -       3,270
Mortgage-backed securities              48,215      2,972        (20)     51,167
                                     ---------    -------   --------    --------
     Total fixed income securities   $ 149,898    $ 9,257   $   (171)   $158,984
                                     =========    =======   ========    ========

                          LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)



SCHEDULED MATURITIES
The scheduled maturities for fixed income securities are as follows at December 31, 1999:

                                         AMORTIZED    FAIR
                                            COST      VALUE
                                         ---------  --------
Due in one year or less                  $   2,000  $  1,999
Due after one year through five years       38,778    38,374
Due after five years through ten years      56,887    54,579
Due after ten years                         19,845    20,261
                                         ---------  --------
                                           117,510   115,213
Mortgage-backed securities                  41,237    42,005
                                         ---------  --------
     Total                               $ 158,747  $157,218
                                         =========  ========

Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

NET INVESTMENT INCOME
YEAR ENDED DECEMBER 31,                   1999             1998           1997
                                          ----             ----           ----
Fixed income securities               $  10,380         $ 10,375       $ 10,032
 Short-term investments                     577              286            195
                                         ------           ------         ------
  Investment income, before expense      10,957           10,661         10,227
  Investment expense                        217              583            160
                                         ------           ------         ------
  Net investment income               $  10,740         $ 10,078       $ 10,067
                                      =========         ========       ========

REALIZED CAPITAL GAINS AND LOSSES
YEAR ENDED DECEMBER 31,                   1999             1998           1997
                                          ----             ----           ----

Fixed income securities               $   (913)         $   134        $     17
  Income taxes                            (320)              47               6
                                      --------          -------        --------
  Realized capital gains and losses,
    after tax                         $   (593)         $    87        $     11
                                      ========          =======        ========

Excluding calls and prepayments, gross gains of $1 and gross losses of $914 were realized on sales of fixed income securities during 1999. There were no gross gains or losses realized on sales of fixed income securities during 1998 and 1997.

UNREALIZED NET CAPITAL GAINS AND LOSSES
Unrealized net capital gains on fixed income securities included in shareholder's equity at December 31, 1999 are as follows:


                                         COST/                               GROSS UNREALIZED           UNREALIZED
                                      AMORTIZED COST         FAIR VALUE     GAINS       LOSSES          NET LOSSES
                                      --------------         ----------     -----       ------          ----------

Fixed income securities                  $ 158,747          $ 157,218       $2,495     $ (4,024)       $  (1,529)
                                        ==========          =========       ======     ========
Deferred income taxes                                                                                        535
                                                                                                       ---------
Unrealized net capital losses                                                                          $    (994)
                                                                                                       =========

                               LINCOLN BENEFIT LIFE COMPANY
                       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ($ IN THOUSANDS)



CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES
YEAR ENDED DECEMBER 31,                                 1999               1998               1997
                                                        ----               ----               ----
     Fixed income securities                       $  (10,615)         $  2,729           $  3,585
     Deferred income taxes                              3,715              (955)            (1,254)
                                                   ----------          --------           --------
     (Decrease) increase in unrealized net
        capital gains                              $   (6,900)         $  1,774           $  2,331
                                                   ==========          ========           ========



SECURITIES ON DEPOSIT
At December 31, 1999, fixed income securities with a carrying value of $7,628 were on deposit with regulatory authorities as required by law.

5.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value estimates of financial instruments presented on the following page are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including reinsurance recoverables) and liabilities (including traditional life and interest-sensitive life insurance reserves and deferred income taxes) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments, such as accrued investment income and cash, are generally of a short-term nature. Their carrying values are assumed to approximate fair value.

FINANCIAL ASSETS
The carrying value and fair value of financial assets at December 31, are as follows:


                                                  1999                        1998
                                                  ----                        ----
                                       CARRYING          FAIR      CARRYING          FAIR
                                        VALUE            VALUE      VALUE            VALUE
                                       --------          -----     --------          -----
Fixed income securities              $  157,218        $ 157,218  $ 158,984       $  158,984
Short-term investments                    1,919            1,919      3,675            3,675
Separate Accounts                     1,411,996        1,411,996    763,416          763,416


Fair values for fixed income securities are based on quoted market prices where available. Non-quoted securities are valued based on discounted cash flows using current interest rates for similar securities. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value are deemed to approximate fair value. Separate Accounts assets are carried in the consolidated statements of financial position at fair value based on quoted market prices.

FINANCIAL LIABILITIES
The carrying value and fair value of financial liabilities at December 31, are as follows:


                                                 1999                         1998
                                                 ----                         ----
                                      CARRYING            FAIR      CARRYING        FAIR
                                       VALUE              VALUE      VALUE          VALUE
                                      --------            -----     --------        -----

Contractholder funds on
  investment contracts              $ 5,716,583        $ 5,424,725  $ 5,220,485    $ 5,006,124
Separate Accounts                     1,411,996          1,411,996      763,416        763,416


The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Reserves on investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.

                         LINCOLN BENEFIT LIFE COMPANY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              ($ IN THOUSANDS)


6.  RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

At December 31, the reserve for life-contingent contract benefits consists of the following:


                                                         1999              1998
                                                         ----              ----
          Immediate annuities                         $ 79,269          $  56,683
          Traditional life                             312,130            228,734
          Other                                         27,718             61,557
                                                      --------          ---------
             Total life-contingent contract benefits  $419,117          $ 346,974
                                                      ========          =========

The assumptions for mortality generally utilized in calculating reserves include, the 1983 group annuity mortality table for immediate annuities; and actual Company experience plus loading for traditional life. Interest rate assumptions vary from 4.4% to 9.3% for immediate annuities and 4.0% to 8.0% for traditional life. Other estimation methods used include the present value of contractually fixed future benefits for immediate annuities and the net level premium reserve method using the Company's withdrawal experience rates for traditional life.

At December 31, contractholder funds consists of the following:



                                                         1999              1998
                                                         ----              ----

          Interest-sensitive life                   $ 1,656,087      $  1,572,478
          Fixed annuities:
            Immediate annuities                         123,637           105,692
            Deferred annuities                        5,589,940         5,106,900
                                                    -----------      ------------
            Total contractholder funds              $ 7,369,664      $  6,785,070
                                                    ===========      ============

Contractholder funds are equal to deposits received, net of commissions, and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Interest rates credited range from 5.2% to 7.4% for interest-sensitive life contracts; 4.4% to 9.3% for immediate annuities and 1.6% to 26.2% for deferred annuities. Withdrawal and surrender charge protection includes: i) for interest-sensitive life, either a percentage of account balance or dollar amount grading off generally over 20 years; and, ii) for deferred annuities not subject to a market value adjustment, either a declining or a level percentage charge generally over nine years or less. Approximately 10% of deferred annuities are subject to a market value adjustment.

7. REINSURANCE

The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company continues to have primary liability as the direct insurer for risks reinsured. Estimating amounts of reinsurance recoverable is impacted by the uncertainties involved in the establishment of loss reserves. Failure of reinsurers to honor their obligations could result in losses to the Company.

The Company cedes a portion of the mortality risk on certain term life policies with a pool of reinsurers.

Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Except for ALIC, no single reinsurer had a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract.

                           LINCOLN BENEFIT LIFE COMPANY
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)



The following amounts were ceded to third parties under reinsurance agreements:


                                                     YEAR ENDED DECEMBER 31,
                                                 1999        1998         1997
                                                 ----        ----         ----
Premiums                                    $  201,889    $ 154,320    $173,855
Policy benefits and other expenses             182,389      202,676     182,799



8.  CORPORATION RESTRUCTURING

On November 10, 1999 the Corporation announced a series of strategic initiatives to aggressively expand its selling and servicing capabilities. The Corporation also announced that it is implementing a program to reduce expenses by approximately $600 million. The reduction will result in the elimination of approximately 4,000 current non-agent positions, across all employment grades and categories by the end of 2000, or approximately 10% of the Corporation's non-agent work force. The impact of the reduction in employee positions is not expected to materially impact the results of operations of the Company.

These cost reductions are part of a larger initiative to redeploy the cost savings to finance new initiatives including investments in direct access and internet channels for new sales and service capabilities, new competitive pricing and underwriting techniques, new agent and claim technology and enhanced marketing and advertising. As a result of the cost reduction program, the Corporation recorded restructuring and related charges of $81 million pretax during the fourth quarter of 1999. The Corporation anticipates that additional pretax restructuring related charges of approximately $100 million will be expensed as incurred throughout 2000. The Company's allocable share of these expenses were immaterial in 1999 and are expected to be immaterial in 2000.

9.  INCOME TAXES

The Company joins the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

Prior to June 30, 1995, the Corporation was a subsidiary of Sears Roebuck & Co. ("Sears") and, with its eligible domestic subsidiaries, was included in the Sears consolidated federal income tax return and federal income tax allocation agreement. Effective June 30, 1995, the Corporation and Sears entered into a new tax sharing agreement, which governs their respective rights and obligations with respect to federal income taxes for all periods during which the Corporation was a subsidiary of Sears, including the treatment of audits of tax returns for such periods.

The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's federal income tax returns through the 1993 tax year. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or result of operations of the Company.

                        LINCOLN BENEFIT LIFE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             ($ IN THOUSANDS)



The components of the deferred income tax assets and liabilities at December 31, are as follow:


                                                       1999             1998
                                                       ----             ----
DEFERRED ASSETS
Unrealized net capital losses                     $     535          $      -
Other assets                                            897                 -
                                                  ---------          --------
   Total deferred assets                              1,432                 -

DEFERRED LIABILITIES
Difference in tax bases of investments               (2,177)           (2,244)
Unrealized net capital gains                              -            (3,180)
Other liabilities                                         -              (122)
                                                  ---------          --------
  Total deferred liabilities                         (2,177)           (5,546)
                                                  ---------          --------
  Net deferred liability                          $    (745)         $ (5,546)
                                                  =========          ========


The components of the income tax expense for the year ended at December 31, are as follow:


                                          1999           1998         1997
                                          ----           ----         ----
Current                                $  3,645        $ 3,262      $ 4,321
Deferred                                 (1,086)           442         (586)
                                       --------        -------      -------
   Total income tax expense            $  2,559        $ 3,704      $ 3,735
                                       ========        =======      =======


The Company paid income taxes of $3,902, $731 and $4,116 in 1999, 1998 and 1997, respectively

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:


                                          1999           1998         1997
                                          ----           ----         ----
Statutory federal income tax rate         35.0%          35.0%        35.0%
Other                                     (1.0)            .7           .3
                                          ----           ----         ----
Effective income tax rate                 34.0%          35.7%        35.3%
                                          ====           ====         ====


Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 1999, approximately $340, will result in federal income taxes payable of $119 if distributed by the Company. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since the Tax Reform Act of 1984.

10.  STATUTORY FINANCIAL INFORMATION

The Company's statutory capital and surplus was $153,632 and $146,842 at December 31, 1999 and 1998, respectively. The Company's statutory net income was $6,091, $7,201 and $6,665 for the years ended December 31, 1999, 1998 and 1997, respectively.

                        LINCOLN BENEFIT LIFE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             ($ IN THOUSANDS)


PERMITTED STATUTORY ACCOUNTING PRACTICES
The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Nebraska Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company does not follow any permitted statutory accounting practices that have a significant impact on statutory surplus or statutory net income.

The NAIC's codification initiative has produced a comprehensive guide of statutory accounting principles, which the Company will implement in January 2001. The Company's state of domicile, Nebraska, has passed legislation revising various statutory accounting requirements to conform to codification. These requirements are not expected to have a material impact on the statutory surplus of the Company.

DIVIDENDS
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 2000 without prior approval of the Nebraska Department of Insurance is $15,113.

RISK-BASED CAPITAL
The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. The RBC formula for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks. At December 31, 1999, RBC for the Company was significantly above a level that would require regulatory action.

11.  OTHER COMPREHENSIVE INCOME

The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:


                                         1999                            1998                            1997
                              -----------------------------   --------------------------      ---------------------------------
                                                   After-                          After-                               After-
                              Pretax     Tax       Tax        Pretax     Tax        Tax        Pretax         Tax         Tax
                              ------     ---       ------     ------     ---       ------      ------         ---       ------
UNREALIZED CAPITAL GAINS
 AND LOSSES:
-------------------------
 Unrealized holding
   (losses) gains arising
   during the period        $ (11,528)  $ 4,035  $ (7,493)    $ 2,863   $(1,002)   $ 1,861     $ 3,602     $ (1,260)    $ 2,342
 Less: reclassification
   adjustments                   (913)      320      (593)        134       (47)        87          17           (6)         11
                            ---------   -------  --------     -------   -------    -------     -------     --------     -------
 Unrealized net capital
   (losses) gains             (10,615)    3,715    (6,900)      2,729      (955)     1,774       3,585       (1,254)      2,331
                            ---------   -------  --------     -------  --------    -------     -------     --------     -------
 Other comprehensive
   (loss) income            $ (10,615)  $ 3,715  $ (6,900)    $ 2,729   $  (955)   $ 1,774     $ 3,585     $ (1,254)    $ 2,331
                            =========   =======  ========     =======   =======    =======     =======     ========     =======

                                          F-15

                             LINCOLN BENEFIT LIFE COMPANY
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ($ IN THOUSANDS)



12.  COMMITMENTS AND CONTINGENT LIABILITIES

LEASES
The Company leases certain office facilities and computer equipment.
Total rent expense for all leases was $2,042, $1,743 and $1,596 in 1999, 1998 and 1997, respectively. Minimum rental commitments under noncancelable operating leases with initial or remaining term of more than one year as of December 31, are as follows:


                                                          1999
                                                          ----
                                           2000         $ 1,815
                                           2001             296
                                           2002              12
                                           2003              12
                                           2004              12
                                     Thereafter             264
                                                        -------
                                                        $ 2,411
                                                        =======


REGULATION AND LEGAL PROCEEDINGS
The Company's business is subject to the effects of a changing social, economic and regulatory environment. Public and regulatory initiatives have varied and have included employee benefit regulation, removal of barriers preventing banks from engaging in the securities and insurance business, tax law changes affecting the taxation of insurance companies, and tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance rates and benefits. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. In the opinion of management, the ultimate liability, if any, arising from such pending or threatened litigation is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

GUARANTY FUNDS
Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. The Company's expenses related to these funds have been immaterial. These expenses are ceded to ALIC under reinsurance agreements.

MARKETING AND COMPLIANCE ISSUES
Companies operating in the insurance and financial services markets have come under the scrutiny of regulators with respect to market conduct and compliance issues. Under certain circumstances, companies have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company monitors its sales materials and enforces compliance procedures to mitigate any exposure to potential litigation. The Company is a member of the Insurance Marketplace Standards Association, an organization which advocates ethical market conduct.


13. SALE OF BUILDING

Included within other income and expenses in the Company's consolidated statements of operations and comprehensive income for 1999, is a write-down of $798 associated with the sale of the Company's building in Lincoln, Nebraska which occurred in the first quarter of 2000. Also included in other income and expenses is the write-down of $1,200 related to unamortized building improvements recognized in the third quarter of 1999 when the building was vacated by the Company.


14. SUBSEQUENT EVENT

On January 13, 2000, the Company declared a dividend of all the common shares of AFD, Inc stock to ALIC. AFD, Inc income (loss) after taxes, included within other income and expenses and income tax expense was ($9), $136, and $580 in 1999, 1998 and 1997, respectively. Total assets for AFD, Inc were immaterial to the Company in total at December 31, 1999 and 1998.

                                LINCOLN BENEFIT LIFE COMPANY
                                 SCHEDULE IV - REINSURANCE
                                       ($ IN THOUSANDS)


                                       GROSS                        NET
YEAR ENDED DECEMBER 31, 1999           AMOUNT         CEDED        AMOUNT
----------------------------           ------         -----        ------
Life insurance in force           $ 109,520,029   $ 109,520,029  $       -
                                  =============   =============  =========

Premiums and contract charges:
       Life and annuities         $     369,540   $     369,540  $       -
       Accident and health               20,203          20,203          -
                                  -------------   -------------  ---------
                                  $     389,743   $     389,743  $       -
                                  =============   =============  =========


                                     GROSS                          NET
YEAR ENDED DECEMBER 31, 1998         AMOUNT           CEDED        AMOUNT
----------------------------         --------         -------      ------

Life insurance in force           $  97,690,299   $  97,690,299  $       -
                                  =============   =============  =========

Premiums and contract charges:
       Life and annuities         $     287,839   $     287,839  $       -
       Accident and health                3,450           3,450          -
                                  -------------   -------------  ---------
                                  $     291,289   $     291,289  $       -
                                  =============   =============  =========


                                     GROSS                          NET
YEAR ENDED DECEMBER 31, 1997         AMOUNT             CEDED       AMOUNT
----------------------------         ------             -----       ------

Life insurance in force           $  72,754,000   $  72,754,000  $       -
                                  =============   =============  =========

Premiums and contract charges:
       Life and annuities         $     277,825   $     277,825  $       -
       Accident and health               35,217   $      35,217          -
                                  -------------   -------------  ---------
                                  $     313,042   $     313,042  $       -
                                  =============   =============  =========


                                   APPENDIX A
                            Accumulation Unit Values
                                  Basic Policy

                                                     Accumulation            Accumulation       Number of Units
                                                     Unit Value 1             Unit Value        Outstanding at
Fund 2                                                Beginning                Ending            End of Year       Year
----------------------------                         -------------         ------------         -------------     -------
Janus Flexible Income                                    10.25                 10.27                51,252          1999
Janus Flexible Income                                    10.00                 10.25                20,382          1998
Janus Balanced                                           11.68                 14.60               210,584          1999
Janus Balanced                                           10.00                 11.68                20,840          1998
Janus Growth                                             11.85                 16.83               230,318          1999
Janus Growth                                             10.00                 11.85                14,330          1998
Janus Aggressive Growth                                  12.26                 27.26               121,552          1999
Janus Aggressive Growth                                  10.00                 12.26                 1,708          1998
Janus Worldwide Growth                                   10.68                 17.32               236,941          1999
Janus Worldwide Growth                                   10.00                 10.68                37,205          1998

Federated Utility II                                     11.13                 11.16                69,241          1999
Federated Utility II                                     10.00                 11.13                18,262          1998
Federated U.S. Gov't. Securities II                      10.26                 10.06                92,305          1999
Federated U.S. Gov't. Securities II                      10.00                 10.26                13,480          1998
Federated High Income Bond II                            9.84                   9.93                39,637          1999
Federated High Income Bond II                            10.00                  9.84                 6,794          1998

Fidelity Money Market                                    10.14                 10.52               309,000          1999
Fidelity Money Market                                    10.00                 10.14                50,763          1998
Fidelity Equity-Income                                   10.83                 11.35               136,950          1999
Fidelity Equity-Income                                   10.00                 10.83                36,057          1998
Fidelity Growth                                          11.62                 15.75               105,637          1999
Fidelity Growth                                          10.00                 11.62                 8,616          1998
Fidelity Overseas                                        10.49                 14.76                68,426          1999
Fidelity Overseas                                        10.00                 10.49                 1,800          1998
Fidelity Contrafund                                      11.45                 14.03               114,581          1999
Fidelity Contrafund                                      10.00                 11.45                 9,371          1998
Fidelity Asset Manager                                   10.80                 11.83                16,640          1999
Fidelity Asset Manager                                   10.00                 10.80                 2,962          1998
Fidelity Index 500                                       11.36                 13.49               264,642          1999
Fidelity Index 500                                       10.00                 11.36                33,281          1998

Alger American Income and Growth                         11.49                 16.14                61,815          1999
Alger American Income and Growth                         10.00                 11.49                21,210          1998
Alger American Small Capitalization                      11.31                 15.99                19,202          1999
Alger American Small Capitalization                      10.00                 11.31                 5,492          1998
Alger American Growth                                    11.92                 15.72               110,327          1999
Alger American Growth                                    10.00                 11.92                14,614          1998
Alger American MidCap Growth                             11.59                 15.07                40,066          1999
Alger American MidCap Growth                             10.00                 11.59                 3,707          1998
Alger American Leveraged AllCap                          12.80                 22.48                80,962          1999
Alger American Leveraged AllCap                          10.00                 12.80                 7,257          1998

Scudder Bond                                             10.18                  9.95                18,799          1999
Scudder Bond                                             10.00                 10.18                 1,861          1998
Scudder Balanced                                         11.03                 12.55                38,133          1999
Scudder Balanced                                         10.00                 11.03                 3,482          1998
Scudder Growth and Income                                10.52                 11.00                11,386          1999
Scudder Growth and Income                                10.00                 10.52                 7,306          1998
Scudder Global Discovery                                 10.76                 17.61                16,668          1999
Scudder Global Discovery                                 10.00                 10.76                   313          1998
Scudder International                                    10.38                 15.81                11,257          1999

                                      A-1

                                                     Accumulation            Accumulation       Number of Units
                                                     Unit Value 1             Unit Value        Outstanding at
Fund 2                                                Beginning                Ending            End of Year       Year
----------------------------                         -------------         ------------         -------------     -------

Scudder International                                    10.00                 10.38                 1,422          1998

Strong Discovery II                                      11.03                 11.43                 3,089          1999
Strong Discovery II                                      10.00                 11.03                     0          1998
Strong Growth II                                         11.41                 21.36                41,884          1999
Strong Growth II                                         10.00                 11.41                     0          1998
Strong Opportunity II                                    10.93                 14.54                 8,063          1999
Strong Opportunity II                                    10.00                 10.93                   551          1998

T. Rowe Price International Stock                        10.77                 14.16                14,390          1999
T. Rowe Price International Stock                        10.00                 10.77                 2,055          1998
T. Rowe Price New America Growth                         11.24                 12.50                13,132          1999
T. Rowe Price New America Growth                         10.00                 11.24                 1,518          1998
T. Rowe Price Mid-Cap Growth                             11.50                 14.03                16,853          1999
T. Rowe Price Mid-Cap Growth                             10.00                 11.50                 5,872          1998
T. Rowe Price Equity Income                              10.78                 11.02                33,427          1999
T. Rowe Price Equity Income                              10.00                 10.78                 6,696          1998

MFS Growth with Income                                   11.19                 11.77                33,404          1999
MFS Growth with Income                                   10.00                 11.19                 6,884          1998
MFS Research                                             11.07                 13.54                17,884          1999
MFS Research                                             10.00                 11.07                     0          1998
MFS Emerging Growth                                      11.74                 20.46                12,996          1999
MFS Emerging Growth                                      10.00                 11.74                 2,345          1998
MFS Total Return                                         10.60                 10.78                25,481          1999
MFS Total Return                                         10.00                 10.60                 4,529          1998
MFS New Discovery                                        11.35                 19.40                27,273          1999
MFS New Discovery                                        10.00                 11.35                 3,242          1998

STI Capital Appreciation                                 10.00                 10.07                 7,015          1999
STI International Equity                                 10.00                 10.50                     0          1999
STI Value Income Stock                                   10.00                  8.63                 1,202          1999

1. Accumulation Unit Value: unit of measure used to calculate the value of a Contract Owner's interest in a Subaccount for any Valuation Period. An
Accumulation Unit Value does not reflect deduction of certain charges under the Contract that are deducted from your Contract Value, such as the Contract
Administration Charge, and Administrative Expense Charge. The beginning value reflects the Accumulation Unit Value as of August 17, 1998, the effective date of the Registration statement for this contract.

2.  STI Classic Variable Trust Subaccounts were not available during 1998.

A brief explanation of how performance of the Subaccounts is calculated may be found in the Statement of Additional Information.

                                   APPENDIX B
                         PORTFOLIOS AND PERFORMANCE DATA

                                PERFORMANCE DATA

From time to time the Separate Account may advertise the Fidelity Money Market Subaccount's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fidelity Money Market Subaccount refers to the net income earned by the Subaccount over the seven-day period stated in the advertisement. This income is then "annualized." That is, the amount of income earned during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested at the end of each seven-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital gains or losses that might have occurred during the seven day period, nor do they reflect the impact of any premium tax charge. The impact of other, recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a Contract of average size.

In addition, the Separate Account may advertise an annualized 30-day (or one month) yield figure for Subaccounts other than the Fidelity Money Market Subaccount. These yield figures are based upon the actual performance of the Subaccount over a 30-day (or one month) period ending on a date specified in the advertisement. Like the money market yield data described above, the 30-day (or one month) yield data will reflect the effect of all recurring Contract charges, but will not reflect any premium tax charge. The yield figure is derived from net investment gain (or loss) over the period expressed as a fraction of the investment's value at the end of the period.

The Separate Account may also advertise standardized and non-standardized "total return" data for its Subaccounts. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The standardized "total return" compares the value of a hypothetical investment made at the beginning of the period to the value of the same hypothetical investment at the end of the period. Recurring Contract charges are reflected in the standardized total return figures in the same manner as they are reflected in the yield data for Contracts funded through the Money Market Subaccount.

In addition to the standardized "total return," the Separate Account may advertise non-standardized "total return." Non-standardized total return is calculated in a similar manner and for the same time periods as the standardized total return. We assumed, however, an initial hypothetical investment of $75,000, because $75,000 is closer to the average Purchase Payment of a Contract which we expect to write. Standardized total return, on the other hand, assumes an initial hypothetical investment of $1,000. In addition, non-standardized total return does not reflect the effect of the contract maintenance charge, because we waive that charge on Contracts on which the Purchase Payments exceed $50,000. As a result, the return on a Contract that is subject to the contract maintenance charge will be less than the non-standardized total return calculated as described above.

The Separate Account may also disclose yield and non-standardized total return for time periods before the date the Separate Account commenced operations. In this case, performance data for the Subaccounts is calculated based on the performance of the Portfolios and assumes that the Subaccounts existed during the same time period as those of the Portfolios, with recurring Contract charges equal to those currently assessed against the Subaccounts.

Our advertisements may also compare the performance of our Subaccounts with: (a) certain unmanaged market indices, including but the Dow Jones Industrial Average, the Standard & Poor's 500, and the Shearson Lehman Bond Index; and/or
(b) other management investment companies with investment objectives similar to the underlying funds being compared. Our advertisements also may include the performance ranking assigned by various publications, including the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today, and statistical services, including Lipper Analytical Services Mutual Fund Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, and SEI.

The Contract charges are described in more detail on pages S-15. We have described the computation of advertised performance data for the Separate Account in more detail on page S-15 of the Statement of Additional Information.

                                   APPENDIX C

ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

Purchase Payment:          $40,000.00

Guarantee Period:          5 Years

Guaranteed Interest Rate:  5% Annual Effective Rate

5-year Treasury Rate at
Time of Purchase Payment:  6.0%

The following examples illustrate how the Market Value Adjustment may affect the values of a Contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the rate required to be used in the "Summary of Expenses." In these examples, the withdrawal occurs one year after the Issue Date. The Market Value Adjustment operates in a similar manner for transfers.

Assuming that the entire $40,000.00 Purchase Payment is allocated to the Guaranteed Maturity Fixed Account for the Guarantee Period specified above, at the end of the five-year Guarantee Period the Contract Value would be $51,051.26. After one year, when the withdrawals occur in these examples, the Contract Value would be $42,000.00. We have assumed that no prior partial withdrawals or transfers have occurred.

The formula that we use to determine the amount of the Market Value Adjustment is:

 .9 X (I-J) X N,

where:   I    =   the  Treasury  Rate  for a  maturity  equal  to  the  relevant
                  Guarantee  Period for the week preceding the  beginning of the
                  Guarantee Period;
         J    =   the  Treasury  Rate  for a  maturity  equal  to  the  relevant
                  Guarantee  Period for the week  preceding our  receipt of your withdrawal  request, death  benefit request, transfer request, or annuity option request; and
         N    =   the number of whole and partial years from the date we receive your request until the end of the relevant Guarantee Period.

We will base the Market Value Adjustment on the then current Treasury Rate for a maturity corresponding in length to the relevant Guarantee Period.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased one year after the Purchase Payment, such that the five-year Treasury Rate is now 6.5%. Upon a withdrawal, the market value adjustment factor would be:

    .9 X (.06 - .065) X 4 = -.0180

The Market Value Adjustment is a reduction of $756.00 from the amount withdrawn:

        $756.00 = -.0180 X $42,000.00

As a result, the net amount payable to you would be:

            $41,244.00 = $42,000.00 - $756.00

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year after the Purchase Payment, such that the five-year Treasury Rate is now 5.5%. Upon a withdrawal, the market value adjustment factor would be:

    .9 X (.06 - .055) X 4 = .0180(1)

The Market Value Adjustment would increase the amount withdrawn by $756.00, as follows:

        $756.00 = .0180 X $42,000.00

As a result, the net amount payable to you would be:

            $42,756.00 = $42,000.00 + $756.00

------------------------
(1)Actual calculation utilizes ten decimal places.


EXAMPLE OF A PARTIAL WITHDRAWAL

If you request a partial withdrawal from a Guarantee Period, we can either (1) withdraw the specified amount of Contract Value and pay you that amount as adjusted by any applicable Market Value Adjustment or (2) pay you the amount requested, and subtract an amount from your Contract Value that equals the requested amount after application of the Market Value Adjustment. Unless you instruct us otherwise, when you request a partial withdrawal we will assume that you wish to receive the amount requested. We will make the necessary calculations and on your request provide you with a statement showing our calculations.

For example, if in the first example above you wished to receive $20,000 as a partial withdrawal, we would perform the following calculations:

Let      A   =   the amount to be withdrawn from your Contract Value; and
         B   =   the amount of the applicable Market Value Adjustment

Then     A + B = $20,000,
         -.0180 X A = B, and
         A = $20,000 / (1 -.0180) = $20,366.60

Accordingly, we would pay you $20,000 and subtract $20,366.60 from your Contract Value. The Market Value Adjustment would be a subtraction of $366.60.

If, however, in the same example, you wished to withdraw $20,000 from your Contract Value and receive the adjusted amount, we would perform the following calculations:

Let      A   =   the amount to be paid to you; and
         B   =   the amount of the applicable Market Value Adjustment

Then     $20,000 + B = A,  -.0180 X $20,000  =  -$360.00  = B, and A = $20,000 -
         $360.00 = $19,640.00

Accordingly, we would pay you $19,640.00 and subtract $20,000.00 from your Contract Value. The Market Value Adjustment would be a subtraction of $360.00

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
                 (This page has been left blank intentionally.)

                       STATEMENT OF ADDITIONAL INFORMATION
         FLEXIBLE PREMIUM INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACTS
                  LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT
                     DEPOSITOR: LINCOLN BENEFIT LIFE COMPANY

This Statement of Additional Information is not a prospectus. You should also read the prospectus relating to the annuity contracts described above. You may obtain a copy of the prospectus without charge by calling us at 1-800-525-9287 or writing to us at the following address:

                          Lincoln Benefit Life Company
                                 P.O. Box 82532
                          Lincoln, Nebraska 68501-2532


              The date of this Statement of Additional Information
                 and of the related Prospectus is: May 1, 2000.


                                TABLE OF CONTENTS

                                              PAGE
                                              ----
The Contract..................................S-2
  Annuity Payments............................S-2
  Initial Monthly Annuity Payments............S-2
  Subsequent Monthly Payments.................S-2
  Transfers After Annuity Date................S-3
  Annuity Unit Value..........................S-3
  Illustrative Example of Annuity Unit Value
    Calculation...............................S-3
  Illustrative Example of Variable Annuity
    Payments..................................S-4

Additional Federal Income Tax Information.....S-4
  Introduction................................S-4
  Taxation of Lincoln Benefit Life Company....S-4
  Exceptions to the Non-Natural Owner Rule....S-5
  IRS Require Distributions at Death Rule.....S-5
  Types of Qualified Plans....................S-5

Separate Account Performance..................S-6

Experts.......................................S-13

Financial Statements..........................S-13

                                  THE CONTRACT

ANNUITY PAYMENTS

The amount of your annuity payments will depend on the following factors:

    (a) the amount of your Contract Value on the Valuation Date next preceding the Annuity Date, minus any applicable premium tax charge and adjusted by any applicable Market Value Adjustment;

    (b) the Payment Option you have selected;

    (c) the payment frequency you have selected;

    (d) the age and, in some cases, the sex of the Annuitant and any Joint Annuitant; and

    (e) for Variable Annuity Payments only, the investment performance after the Annuity Date of the Subaccounts you have selected.

INITIAL MONTHLY ANNUITY PAYMENT

For both Fixed and Variable Annuity payments, we determine the amount of your initial annuity payment as follows. First, we subtract any applicable premium tax charge from your Contract Value on the Valuation Date next preceding the Annuity Date. We will also increase or decrease your Fixed Account balance by any applicable Market Value Adjustment. Next, we apply that amount to the Payment Option you have selected. For Fixed Annuity payments, we will use either the Payment Option Tables in the Contract or our annuity tables in effect for single premium immediate annuities at the time of the calculation, whichever table is more favorable to the payee. For Variable Annuity payments, we will use the Payment Option tables in the Contract (which reflect the assumed investment rate of 3.5% which is used in calculating subsequent Variable Annuity payments, as described below). The tables show the amount of the periodic payment a payee could receive based on $1,000 of Contract Value. To determine the initial payment amount, we divide your Contract Value, adjusted as described above, by $1,000 and multiply the result by the relevant annuity factor for the Annuitant's age and sex (if we are permitted to consider that factor) and the frequency of the payments you have selected.

In some states and under certain Qualified Plans and other employer-sponsored employee benefit plans, we are not permitted to take the Annuitant's sex into consideration in determining the amount of periodic annuity payments. In those states, we use the same annuity table for men and women.

SUBSEQUENT MONTHLY PAYMENTS

For a Fixed Annuity, the amount of the second and each subsequent monthly annuity payment is usually the same as the first monthly payment. However, after the Annuity Date you will have a limited ability to increase your Fixed Annuity payments by making transfers from the Subaccounts, as described in "Transferred after the Annuity Date" on page S-3 below. After each such transfer, however, your subsequent annuity payments will remain at the new level until and unless you make an additional transfer to your Fixed Annuity payments.

For a Variable Annuity, the amount of the second and each subsequent monthly payment will vary depending on the investment performance of the Subaccounts to which you allocated your Contract Value. We calculate separately the portion of the monthly annuity payment attributable to each Subaccount you have selected as follows. When we calculate your initial annuity payment, we also will determine the number of Annuity Units in each Subaccount to allocate to your Contract for the remainder of the Annuity Period. For each Subaccount, we divide the portion of the initial annuity payment attributable to that Subaccount by the Annuity Unit Value for that Subaccount on the Valuation Date next preceding the Annuity Date. The number of Annuity Units so determined for your Contract is fixed for the duration of the Annuity Period. We will determine the amount of each subsequent monthly payment attributable to each Subaccount by multiplying the number of Annuity Units allocated to your Contract by the Annuity Unit Value for that Subaccount as of the Valuation Period next preceding the date on which the annuity payment is due. Since the number of Annuity Units is fixed, the amount of each subsequent Variable Annuity payment will reflect the investment performance of the Subaccounts elected by you.

TRANSFERS AFTER THE ANNUITY DATE

The Contract provides that during the Annuity Period, you may make transfers among the Subaccounts or increase the proportion of your annuity payments consisting of Fixed Annuity payments. We will effect a transfer among the Subaccounts at their Annuity Unit Value next determined after we receive your instructions. After the transfer, your subsequent Variable Annuity payments will be based on your new Annuity Unit balances. If you wish to transfer value from the Subaccounts to increase your Fixed Annuity payments, we will determine the amount of your additional Fixed Annuity payments as follows. First, we will determine the Annuitized Value represented by the Annuity Units that you wish to apply to a Fixed Annuity payment. Then, we will apply that amount to the appropriate factor for the Payment Option you have selected, using either the Payment Option Tables in the Contract or our annuity tables for single premium immediate annuities at the time of the calculation, whichever table is more favorable to the payee.

ANNUITY UNIT VALUE

We determine the value of an Annuity Unit independently for each Subaccount. Initially, the Annuity Unit Value for each Subaccount was set at $100.00.

The Annuity Unit Value for each Subaccount will vary depending on how much the actual net investment return of the Subaccount differs from the assumed investment rate that was used to prepare the annuity tables in the Contract. Those annuity tables are based on a 3.5% per year assumed investment rate. If the actual net investment rate of a Subaccount exceeds 3.5%, the Annuity Unit Value will increase and Variable Annuity payments derived from allocations to that Subaccount will increase over time. Conversely, if the actual rate is less than 3.5%, the Annuity Unit Value will decrease and the Variable Annuity payments will decrease over time. If the net investment rate equals 3.5%, the Annuity Unit Value will stay the same, as will the Variable Annuity payments. If we had used a higher assumed investment rate, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

For each  Subaccount,  we  determine  the Annuity  Unit Value for any  Valuation
Period by multiplying the Annuity Unit Value for the immediately preceding Valuation Period by the Net Investment Factor for the current Valuation Period. The result is then divided by a second factor which offsets the effect of the assumed net investment rate of 3.5% per year.

The Net Investment Factor measures the net investment performance of a Subaccount from one Valuation Date to the next. The Net Investment Factor may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

To determine the Net Investment Factor for a Subaccount for a Valuation Period, we divide (a) by (b), and then subtract (c) from the result, where:

         (a) is the total of:

                  (1) the net asset value of a Portfolio share held in the Subaccount determined as of the Valuation Date at the end of the Valuation Period; plus

                  (2) the per share amount of any dividend or other distribution declared by the Portfolio for which the "ex-dividend" date occurs during the Valuation Period; plus or minus

                  (3) a per share credit or charge for any taxes which we paid or for which we reserved during the Valuation Period and which we determine to be attributable to the operation of the Subaccount. As described in the prospectus, currently we do not pay or reserve for federal income taxes;

         (b) is the net asset value of the Portfolio share determined as of the Valuation Date at the end of the preceding Valuation Period; and

         (c) is the mortality and expense risk charge and the administrative expense risk charge.

ILLUSTRATIVE EXAMPLE OF ANNUITY UNIT VALUE CALCULATION

Assume that one share of a given Subaccount's underlying Portfolio had a net asset value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on a Tuesday; that its net asset value had been $11.44 at the close of the NYSE on Monday, the day before; and that no dividends or other distributions on that share had been made during the intervening Valuation Period. The Net Investment Factor for the Valuation Period ending on Tuesday's close of the NYSE is calculated as follows:

         Net Investment Factor = ($11.46/$11.44) - 0.0000384 = 1.0017099

The amount subtracted from the ratio of the two net asset values (0.0000384) is the daily equivalent of the annual asset-based expense charges against the Subaccount of 1.40%.

In the example given above, if the Annuity Unit value for the Subaccount was $101.03523 on Monday, the Annuity Unit Value on Tuesday would have been:

     $101.03523 X
      1.0017099

--------------------       =      $101.19832
      1.0000943


ILLUSTRATIVE EXAMPLE OF VARIABLE ANNUITY PAYMENTS

Assume that a male Contract owner, P, owns a Contract in connection with which P has allocated all of his Contract Value to a single Subaccount. P is also the sole Annuitant. At age 60, P chooses to annuitize his Contract under Option B, Life and 10 Years Certain. As of the last Valuation Date preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655. Accordingly, P's Account Value at that Date is equal to 7543.2456 x $15.432655 = $116,412.31. There are no premium tax charges payable upon annuitization. Assume also that the Annuity Unit Value for the Subaccount at that same Date is $132.56932, and that the Annuity Unit Value on the Valuation Date immediately prior to the second annuity payment date is $133.27695.

P's first Variable Annuity payment is determined from the annuity rate tables in P's Contract, using the information assumed above. The tables supply monthly annuity payments for each $1,000 of applied Contract Value. Accordingly, P's first Variable Annuity payment is determined by multiplying the monthly installment of $5.44 by the result of dividing P's Account Value by $1,000:

             First Payment = $5.44 X ($116,412.31/$1,000) = $633.28

The number of P's Annuity Units is also determined at this time. It is equal to the amount of the first Variable Annuity payment divided by the value of an Annuity Unit at the Valuation Date immediately prior to annuitization:

            Annuity Units = $633.28 DIVIDED BY $132.56932 = 4.77697

P's second Variable Annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Date immediately prior to the second payment due date:

                Second Payment = 4.77697 X $133.27695 = $636.66

P's third and subsequent Variable Annuity payments are computed in the same manner.

The amount of the first Variable Annuity payment depends on the Contract Value in the relevant Subaccount on the Annuity Date. Thus, it reflects the investment performance of the Subaccount net of fees and charges during the Accumulation Period. The amount of the first Variable Annuity payment determines the number of Annuity Units allocated to P's Contract for the Annuity Period. That number will remain constant throughout the Annuity Period, unless the Contract owner makes a transfer. The amount of the second and subsequent Variable Annuity payments depends on changes in the Annuity Unit Value, which will continuously reflect changes in the net investment performance of the Subaccount during the Annuity Period.

                    ADDITIONAL FEDERAL INCOME TAX INFORMATION

INTRODUCTION

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. LINCOLN BENEFIT MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF LINCOLN BENEFIT LIFE COMPANY

Lincoln Benefit is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. The Separate Account is not an entity separate from Lincoln Benefit, and its operations form a part of the Company. As a consequence, the Separate Account will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains of the Separate Account are automatically applied to increase reserves under the contract. Under current federal tax law, Lincoln Benefit believes that the Separate Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Generally, reserves are amounts that Lincoln Benefit is legally required to accumulate and maintain in order to meet future obligations under the Contracts. Lincoln Benefit does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account in order to make provision for such taxes.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE

Generally, Contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes, unless one of several exceptions applies. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity that holds the Contract for the benefit of a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for employees. Other exceptions to the non-natural owner rule are:

(1) Contracts acquired by an estate of a decedent by reason of the death of the decedent;
(2) certain qualified Contracts;
(3) Contracts purchased by employers upon the termination of certain qualified plans;
(4) certain Contracts used in connection with structured settlement agreements, and
(5) Contracts purchased with a single premium when the annuity starting date is no later than a year from date of purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

IRS REQUIRED DISTRIBUTION AT DEATH RULES

To  qualify  as  an  annuity  contract  for  federal  income  tax  purposes,   a
nonqualified Contract must provide:

(1) if any owner dies on or after the annuity start date, but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the owner's death;

(2) if any owner dies prior to the annuity start date, the entire interest in the Contract must be distributed within five years after the date of the owner's death.

         The five year requirement is satisfied if:

         (1) any portion of the owner's interest which is payable to a designated beneficiary is distributed over the life of such beneficiary (or over a period not extending beyond the life expectancy of the beneficiary), and

         (2)  the distributions begin within one year of the owner's death.

If the owner's designated beneficiary is a surviving spouse, the Contract may be continued with the surviving spouse as the new owner. If the owner of the Contract is a non-natural person, the annuitant is treated as the owner for purposes of applying the distribution at death rules. In addition, a change in the annuitant on a Contract owned by a non-natural person is treated as the death of the owner.

QUALIFIED PLANS

This Contract may be used with several types of Qualified Plans. The tax rules applicable to participants in Qualified Plans vary according to the type of Plan and the terms and conditions of the Plan. Qualified Plan participants, and owners, annuitants and beneficiaries under the Contract may be subject to the terms and conditions of the Qualified Plan regardless of the terms of the Contract.

TYPES OF QUALIFIED PLANS

IRAs. Section 408 of the Code permits eligible individuals to contribute to an individual retirement plan known as an IRA. IRAs are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. An IRA generally may not provide life insurance, but it may provide a Death Benefit that equals the greater of the premiums paid or the Contract value. The Contract provides a Death Benefit that in certain situations, may exceed the greater of the payments or the contract value. If the IRS treats the Death Benefit as violating the prohibition on investment in life insurance contracts, the Contract would not qualify as an IRA.

ROTH IRAs. Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement plan known as a Roth IRA. Roth IRAs are subject to limitations on the amount that can be contributed. In certain instances, distributions from Roth IRAs are excluded from gross income. Subject to certain limits, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth IRA. The taxable portion of a conversion or rollover distribution is included in gross income, but is exempt from the 10% penalty tax on premature distributions.

SIMPLIFIED EMPLOYEE PENSION PLANS. Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees using the employees' IRAs if certain criteria are met. Under these plans the employer may, within limits, make deductible contributions on behalf of the employees to their individual retirement annuities. Employers intending to use the contract in connection with such plans should seek competent advice.

AVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS). Sections 408(p) and 401(k) of the Tax Code allow employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an employee's IRA to hold the assets, or as a
Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the Contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

TAX SHELTERED ANNUITIES. Section 403(b) of the Tax Code permits public school employees and employees of certain types of tax-exempt organizations (specified in Section 501(c)(3) of the Code) to have their employers purchase Contracts for them. Subject to certain limitations, a Section 403(b) plan allows an employer to exclude the purchase payments from the employees' gross income. A Contract used for a Section 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after:

o  the date the employee attains age 59 1/2,
o  separates from service,
o  dies,
o  becomes disabled, or
o on the account of hardship (earnings on salary reduction contributions may not be distributed for hardship).

These limitations do not apply to withdrawals where Lincoln Benefit is directed to transfer some or all of the Contract Value to another 403(b) plan.

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Sections 401(a) and 403(a) of the Tax Code permit corporate employers to establish various types of tax favored retirement plans for employees. The Tax Code permits self-employed individuals to establish tax favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of Contracts to provide benefits under the plans.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current income taxes. The employees must be participants in an eligible deferred compensation plan. Employees with Contracts under the plan are considered general creditors of the employer. The employer, as owner of the Contract, has the sole right to the proceeds of the Contract. Generally, under the non-natural owner rules, Contracts are not treated as annuity contracts for federal income tax purposes. Under these plans, contributions made for the benefit of the employees will not be included in the employees' gross income until distributed from the plan. However, all compensation deferred under a 457 plan must remain the sole property of the employer. As property of the employer, the assets of the plan are subject only to the claims of the employer's general creditors, until such time as the assets become available to the employee or a beneficiary.

                          SEPARATE ACCOUNT PERFORMANCE

Performance data for the various Subaccounts are computed in the manner described below.

FIDELITY MONEY MARKET SUBACCOUNT

The current yield is the annual yield on the Fidelity Money Market Subaccount assuming no reinvestment of dividends and excluding all realized or unrealized capital gains. We compute current yield by first determining the Base Period Return on a hypothetical Contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

Base Period Return = (EV-SV)/(SV)

    where:

        SV = value of one Accumulation Unit at the start of a 7 day period EV = value of one Accumulation Unit at the end of the 7 day period

We determine  the value of the  Accumulation  Unit at the end of the period (EV)
by:

    (1) adding, to the value of the Unit at the beginning of the period (SV), the investment income from the underlying Variable Insurance Products Fund Money Market Portfolio attributed to the Unit over the period; and

    (2) subtracting, from the result, the sum of:

       (a)  the  portion  of  the  annual   Mortality   and  Expense   Risk  and
Administrative Expense Charges allocable to the 7 day period (obtained by multiplying the annually-based charges by the fraction 7/365); and

       (b) a prorated portion of the annual contract maintenance charge of $35 per Contract. The contract maintenance charge is allocated among the Subaccounts in proportion to the total Contract Values similarly allocated. The charge is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical Contract bears to the value of an account of average size for Contracts funded by the Fidelity Money Market Subaccount. The Charge is then multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

The current yield is then obtained by annualizing the Base Period Return:

                 Current Yield = (Base Period Return) X (365/7)

The Fidelity Money Market Subaccount also quotes an "effective yield". Effective yield differs from current yield in that effective yield takes into account the effect of dividend reinvestment. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for the reinvestment of dividends in the Variable Insurance Products Fund Money Market Portfolio by compounding the current yield according to the formula:

      Effective Yield = [(Base Period Return + 1)TO THE POWER OF 365/7-1].

Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of premium tax charges or transfer fees.

The yields quoted do not represent the yield of the Fidelity Money Market Subaccount in the future, because the yield is not fixed. Actual yields will differ depending on the type, quality and maturities of the investments held by the Variable Insurance Products Fund Money Market Portfolio and changes in interest rates on those investments. In addition, your yield also will be affected by factors specific to your Contract. For example, if your account is smaller than average, your yield will be lower, because the fixed dollar expense charges will affect the yield on small accounts more than they will affect the yield on larger accounts.

Yield information may be useful in reviewing the performance of the Fidelity Money Market Subaccount and for providing a basis for comparison with other investment alternatives. However, the Fidelity Money Market Subaccount's yield may vary on a daily basis, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

The Fidelity Money Market Portfolio's yield for the seven-day period ended December 31, 1999 was 5.72% and the compound effective yield for the same seven-day period was 5.88%.

OTHER SUBACCOUNTS

We compute the performance of the other Subaccounts in terms of an annualized "yield" and/or as "total return".

YIELD

Yield will be expressed as an annualized percentage based on the Subaccount's performance over a stated 30-day (or one month) period. The annualized yield figures will reflect all recurring Contract charges and will not reflect transfer fees or premium tax charges. To arrive at the yield percentage over the 30-day (or one month) period, the net income per Accumulation Unit of the Subaccount during the period is divided by the value of an Accumulation Unit as of the end of the period. The yield figure is then annualized by assuming monthly compounding of the 30-day (or one month) figure over a six-month period and then doubling the result.

    The formula used in computing the yield figure is:

                     2 X ( ((a-b) + 1)TO THE POWER OF SIX - 1)
     Yield   =                -----------------------
                                          cd

    where:

        a  =   net investment income earned  during the period by the underlying
               Portfolio attributable to its shares held in the Subaccount;
        b  =   expenses accrued for the period (net of reimbursements);
        c  =   average daily number of Accumulation Units outstanding during the period; and
        d  =   the net  asset value of an  Accumulation Unit  on the last day of the period.

These yield figures reflect all recurring Contract charges, as described in the explanation of the yield computation for the Fidelity Money Market Subaccount. Like the Fidelity Money Market Subaccount's yield figures, the yield figures for the other Subaccounts are based on past performance and should not be taken as predictive of future results.

STANDARDIZED TOTAL RETURN

Standardized total return for a Subaccount represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a Contract funded by that Subaccount made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The standardized total rate of return (T) is computed so that it satisfies the following formula:

                                  P(1+T)n = ERV

where:
        P  =  a hypothetical initial payment of $1,000
        T  =  average annual total return
        n  =  number of years
      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year period as of the end of the period (or fractional portion thereof).

The standardized total return figures reflect the effect of both non-recurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Fidelity Money Market Subaccount, described above. The effect of the contract maintenance charge on your account usually will differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes. Accordingly, your total return on an investment in the Subaccount over the same time periods usually would have differed from those produced by the computation. As with the Fidelity Money Market and other Subaccount yield figures, standardized total return figures are based on historical data and are not intended to be a projection of future performance.

NON-STANDARDIZED TOTAL RETURN

Non-standardized total return for a Subaccount represents a single computed annual rate of return that, when compounded annually over a specified time period (one, five, and ten years, or since inception) and applied to a hypothetical initial investment in a Contract funded by that Subaccount made at the beginning of the period, will produce the same Contract Value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:

                                  P(1+T)n = ERV

where:
        P  =   a hypothetical initial payment of $75,000
        T  =   average annual total return
        n  =   number of years
      ERV = ending redeemable value of a hypothetical $75,000 payment made at the beginning of the one, five, or ten year period as of the end of the period (or fractional portion thereof).

Our non-standardized total return differs standardized total return in that in calculating non-standardized total return, we assumed an initial hypothetical investment of $75,000. We chose $75,000, because it is closer to the average Purchase Payment for a Contract that we expect to write. For standardized total return, we used an initial hypothetical investment of $1,000, as required by SEC regulations. The non-standardized total return figures reflect the effect of recurring charges, as discussed herein. The non-standardized total return figures, however, do not reflect the contract maintenance charge, which is waived on Contracts on which the Purchase Payments exceed $50,000. Accordingly, if your Contract is subject to the contract maintenance charge, your total return on an investment in the Subaccount over the same time periods usually will be less than those produced by the computation. The amount of the difference will depend on factors such as the difference between the actual allocation and the assumed allocation, as well as varying account sizes. As with the standardized total return figures, non-standardized total return figures are based on historical data and are not intended to be a projection of future performance.

TIME PERIODS BEFORE THE DATE THE SEPARATE ACCOUNT COMMENCED OPERATIONS

The Separate Account may also disclose yield and non-standardized total return for time periods before the Separate Account commenced operations. This performance data is based on the actual performance of the Portfolios since their inception, adjusted to reflect the effect of the recurring Contract charges at the rates currently charged against the Subaccounts.

TABLES OF TOTAL RETURN QUOTATIONS

The following tables include standardized average annual total return and non-standardized total return for various periods as of December 31, 1999.

                                           STANDARDIZED TOTAL RETURN AS OF DECEMBER 31, 1999
                                                     ASSUMING CONTRACT SURRENDERED


                                                                                            AVERAGE ANNUAL TOTAL RETURN (3)
                                                                          ----------------------------------------------------------
                                                      INCEPTION                                                            SINCE
                                                       DATE (2)         1 YEAR (%)       5 YEAR (%)      10 YEAR (%)   INCEPTION (%)
                                                      ----------      --------------   -------------    -------------   ------------
JANUS
  Flexible Income................................      1/2/94             0.17%            8.75%            N/A           6.85%
  Balanced (4)......................................   1/2/94            25.02%           22.64%            N/A           18.42%
  Growth (4).........................................  1/2/94            42.06%           28.04%            N/A           23.18%
  Aggressive Growth (4)......................          1/2/94           122.09%           34.26%            N/A           31.16%
  Worldwide Growth (4)......................           1/2/94            62.18%           31.66%            N/A           25.74%

FEDERATED
  Utility II (4)......................................2/11/94             0.30%           13.61%            N/A           10.57%
  U.S. Gov't II (4).................................  3/28/94            -1.97%            4.15%            N/A           3.86%
  High Income Bond (4).......................          3/1/94             0.85%            8.89%            N/A           6.68%

FIDELITY VIP
  Money Market (1)..............................       1/2/94               N/A              N/A            N/A             N/A
  Equity Income (4)..............................      1/2/94             5.31%           17.02%            N/A           15.12%
  Growth (4).........................................  1/2/94            38.40%           28.42%            N/A           23.09%
  Overseas (4)......................................   1/2/94            43.42%           16.15%            N/A           13.28%

FIDELITY VIP II
  Asset Manager (4)...............................     1/2/94            10.57%           14.19%            N/A           10.31%
  Contrafund (4)....................................   1/3/95            25.05%              N/A            N/A           23.75%
  Index 500...........................................2/17/98            20.48%              N/A            N/A           21.96%

ALGER AMERICAN
  Income and Growth............................       2/17/98            40.46%              N/A            N/A           36.44%
  Small Capitalization...........................     2/17/98            41.64%              N/A            N/A           27.63%
  Growth..............................................2/17/98            31.85%              N/A            N/A           37.41%
  MidCap..............................................2/17/98            30.06%              N/A            N/A           28.22%
  Leveraged AllCap (4)........................        2/17/98            75.56%              N/A            N/A           66.42%

SCUDDER
  Bond.................................................1/2/94           -2.33%              5.42%           N/A            3.45%
  Balanced............................................ 1/2/94           13.58%             20.28%           N/A           16.09%
  Growth and Income...........................        8/17/98            4.56%                N/A           N/A            9.41%
  Global Discovery...............................     8/17/98           63.51%                N/A           N/A           54.60%
  International.......................................8/17/98           52.28%                N/A           N/A           39.92%

                                      S-9

STRONG
  Discovery II....................................... 8/17/98            3.75%                N/A           N/A           13.40%
  Opportunity II....................................  8/17/98           33.10%                N/A           N/A           35.87%
  Growth II...........................................8/17/98           87.16%                N/A           N/A           83.04%

T. ROWE PRICE INTERNATIONAL
SERIES, INC.
  International Stock.............................    8/17/98            31.40%               N/A           N/A           22.81%

T. ROWE PRICE EQUITY SERIES, INC.
  New America Growth.......................           8/17/98            11.47%               N/A           N/A           22.96%
  Mid-Cap Growth...............................       8/17/98            22.07%               N/A           N/A           33.58%
  Equity Income...................................    8/17/98             1.72%               N/A           N/A            9.33%

MFS
  Growth with Income (4)....................          8/17/98             5.10%               N/A           N/A            15.47%
  Research............................................8/17/98            22.23%               N/A           N/A            29.99%
  Emerging Growth..............................       8/17/98            74.27%               N/A           N/A            77.63%
  Total Return (4).................................   8/17/98             1.59%               N/A           N/A             7.02%
  New Discovery (4)............................       8/17/98            71.10%               N/A           N/A            73.18%

STI
  Capital Appreciation.........................        5/1/99               N/A               N/A           N/A             4.14%
  Value Income....................................     5/1/99               N/A               N/A           N/A           -17.40%
  Equity International..........................       5/1/99               N/A               N/A           N/A             7.83%
------------------------
 (1) An investment in Fidelity Money Market is neither insured nor guaranteed by the U.S.  Government  and there can be no assurance  that Fidelity  Money Market will  maintain a stable $1.00 share price.  The Fidelity  Money Market Fund does not advertise total return.

 (2) The Separate  Account was  established  on  approximately  January 2, 1994.
Lincoln  Benefit did not start  offering  the  Contracts  until August 17, 1998, although  it has offered  other  annuity  contracts  that are not offered by the
prospectus  to  which  this   Statement  of  Additional   Information   relates.
Accordingly,  this  table  reflects  hypothetical  performance  for the  periods covered,  applying the  contract  charges  under the Contract to the  investment performance  of the underlying  Portfolios.  Standardized  performance  data for
periods  after  the  inception  of  Contract   sales  will  reflect  the  actual
performance of the Contracts.

 (3) Total return includes changes in share price, reinvestment of dividends, and capital gains. The performance figures: (1) represent past performance and neither guarantee nor predict future investment results; (2) assume an initial hypothetical investment of $1,000, as required by the SEC; and (3) reflect the deduction of 1.40% annual asset-based charges and a $35 annual contract maintenance charge. The effect of the contract maintenance charge on investment returns will vary depending on the size of the Contract. The investment return and value of a Contract will fluctuate so that a Contract, when surrendered, may be worth more or less than the amount of the Purchase Payments.

 (4) Total returns reflect that the investment adviser waived all or part of its fee or reimbursed the Portfolio for a portion of its expenses. Otherwise, total returns would have been lower.

N/A Certain recently established subaccounts do not yet have meaningful standardized return data. In the future, as such data becomes available, standardized total return will be calculated as described above.

                                         NON-STANDARDIZED TOTAL RETURN AS OF DECEMBER 31, 1999
                                                      AVERAGE ANNUAL TOTAL RETURN
                                                                  (3)
                                                    ------------------------------
                                               PORTFOLIO     MONTHLY     TOTAL                                             SINCE
                                               INCEPTION      RETURN     RETURN        1 YR.       5 YR.       10 YR.    INCEPTION
                                                DATE (2)       (%)       YTD (%)        (%)         (%)         (%)         (%)
                                               --------     ---------   ---------    --------   ----------   ---------  ------------
JANUS
  Flexible Income...............................9/13/93        0.65%       0.19%       0.19%       8.80%        N/A       6.56%
  Balanced (4)..................................9/13/93        7.63%      24.99%      24.99%      22.68%        N/A      18.39%
  Growth (4)....................................9/13/93       10.59%      41.98%      41.98%      28.07%        N/A      22.38%
  Aggressive Growth (4)......................   9/13/93       24.10%     122.27%     122.27%      34.33%        N/A      31.87%
  Worldwide Growth (4)......................    9/13/93       15.42%      62.16%      62.16%      31.71%        N/A      27.62%

FEDERATED
  Utility II (4)................................2/11/94       -0.26%       0.28%       0.28%      13.64%        N/A      10.71%
  U.S. Gov't II (4).............................3/28/94       -0.59%      -1.98%      -1.98%       4.19%        N/A       3.88%
  High Income Bond (4).......................    3/1/94        0.87%       0.88%       0.88%       8.94%        N/A       6.75%

                                      S-10

FIDELITY VIP
  Money Market (1)..............................  4/1/82         N/A         N/A         N/A         N/A        N/A         N/A
  Equity Income (4)............................. 10/9/86       0.90%       5.38%       5.38%      17.06%     12.97%      12.23%
  Growth (4).....................................10/9/86       9.97%      38.58%      38.58%      28.50%     18.54%      17.32%
  Overseas (4)...................................1/28/87      11.55%      43.49%      43.49%      16.21%     10.11%       9.54%

FIDELITY VIP II
  Asset Manager (4).............................. 9/6/89       4.06%      10.66%      10.66%      14.25%     11.69%      11.35%
  Contrafund (4)..................................1/3/95       8.76%      25.00%      25.00%         N/A        N/A      26.52%
  Index 500......................................8/27/92       5.76%      20.63%      20.63%      26.76%        N/A      19.65%

ALGER AMERICAN
  Income and Growth............................ 11/15/88      17.22%      40.47%      40.47%      31.12%     17.28%      16.08%
  Small Capitalization...........................9/21/88      14.35%      41.42%      41.42%      20.94%     16.58%      19.04%
  Growth......................................... 1/9/89       8.35%      31.88%      31.88%      29.12%     21.19%      20.81%
  MidCap..........................................5/3/93      12.13%      30.01%      30.01%      24.39%        N/A      22.22%
  Leveraged AllCap (4)........................   1/25/95      18.50%      75.59%      75.59%         N/A        N/A      45.25%

SCUDDER
  Bond...........................................7/16/85      -0.27%      -2.32%      -2.32%       5.46%      5.86%       6.20%
  Balanced.......................................7/16/85       4.15%      13.71%      13.71%      20.35%     12.67%      12.47%
  Growth and Income............................   5/2/94       2.69%       4.61%       4.61%      17.28%        N/A      15.10%
  Global Discovery................................5/1/96      15.88%      63.58%      63.58%         N/A        N/A      22.83%
  International...................................5/1/87      14.46%      52.36%      52.36%      18.85%     11.64%      12.53%

STRONG
  Discovery II....................................5/8/92      15.98%       3.63%       3.63%       9.80%        N/A     8.30%
  Opportunity II..................................5/8/92       7.62%      33.03%      33.03%      21.64%        N/A    19.10%
  Growth II.....................................12/31/96      17.21%      87.24%      87.24%         N/A        N/A    44.89%

T.ROWE PRICE INTERNATIONAL
SERIES, INC.
  International Stock............................3/31/94      12.15%      31.47%      31.47%      13.62%        N/A    11.88%

T. ROWE PRICE EQUITY SERIES, INC.
  New America Growth........................     3/31/94       7.66%      11.18%      11.18%      22.32%        N/A    19.12%
  Mid-Cap Growth................................12/31/96      10.77%      22.01%      22.01%         N/A        N/A    19.84%
  Equity Income..................................3/31/94      -0.89%       1.80%       1.80%      16.85%        N/A    15.66%

MFS
  Growth with Income (4).....................    10/9/95       4.90%       5.21%       5.21%         N/A        N/A    20.85%
  Research.......................................7/26/95       9.65%      22.32%      22.32%         N/A        N/A    21.20%
  Emerging Growth............................... 7/24/95      27.55%      74.25%      74.25%         N/A        N/A    34.53%
  Total Return (4)................................1/3/95       0.56%       1.65%       1.65%         N/A        N/A    14.42%
  New Discovery (4).............................  5/1/98      22.39%      71.00%      71.00%         N/A        N/A       N/A

STI
  Capital Appreciation........................  10/02/95       3.22%       7.18%       7.18%         N/A        N/A    19.11%
  Value Income................................  10/02/95      -3.45%      -4.76%      -4.76%         N/A        N/A     9.38%
  Equity International....................      10/02/95       3.45%       7.30%       7.30%         N/A        N/A    10.34%
------------------------
 (1) An investment in Fidelity Money Market is neither insured nor guaranteed by the U.S.  Government  and there can be no assurance  that Fidelity  Money Market will  maintain a stable $1.00 share price.  The Fidelity  Money Market Fund does not advertise total return.

 (2) The Separate  Account was  established  on  approximately  January 2, 1994.
Lincoln  Benefit did not start  offering  the  Contracts  until August 17, 1998, although  it has offered  other  annuity  contracts  that are not offered by the
prospectus  to  which  this   Statement  of  Additional   Information   relates.
Accordingly,  this  table  reflects  hypothetical  performance  for the  periods covered,  applying the  contract  charges  under the Contract to the  investment performance of the underlying Portfolios since their inception.  Nonstandardized performance  data for periods after the inception of Contract sales will reflect the actual performance of the Contracts.

 (3) Total return  includes  changes in share price,  reinvestment of dividends, and capital gains. The performance  figures:  (1) represent past performance and neither guarantee nor predict future investment  results;  (2) assume an initial hypothetical investment of $75,000, since this is closer to the average Purchase
Payment of a contract expected to be written, rather than the $1,000 required by the SEC for the standardized  returns shown in the table on pages S-10 and S-11;
and  (3)  reflect  the   deduction   of  1.40%   annual   asset-based   charges.
Non-standardized  return does not reflect  the $35 annual  contract  maintenance charge,  because it is waived on Contracts on which the Purchase Payments exceed
$50,000.  The total  return on a Contract  subject to the  contract  maintenance charge over the same time  periods  usually will be less than those shown in the tables,  and will vary  depending on the size of the  Contract.  The  investment return  and  value  of a  Contract  will  fluctuate  so  that a  Contract,  when surrendered, may be worth more or less than the amount of the Purchase Payments.

                                      S-11

 (4) Total returns reflect that the investment adviser waived all or part of its fee or reimbursed the Portfolio for a portion of its expenses. Otherwise, total returns would have been lower. N/A Certain Portfolios do not have meaningful performance for the periods indicated. In the future, as such data becomes available, total return will be calculated as described above.

             NON-STANDARDIZED TOTAL RETURN AS OF DECEMBER 31, 1999


                                                            CUMULATIVE
                                                              TOTAL
                                              PORTFOLIO     RETURN SINCE              CALENDAR YEAR RETURN (3)
                                              INCEPTION     INCEPTION (%)     -----------------------------------------
                                               DATE (2)        (3)               1996 (%)       1997 (%)     1998 (%)
                                             ----------    ---------------    -------------   -----------   -----------
JANUS
  Flexible Income..........................    9/13/93          49.24%            7.67%         10.21%        4.98%
  Balanced (4)...............................  9/13/93         189.49%           14.57%         20.40%       30.95%
  Growth (4).................................  9/13/93         256.77%           16.81%         21.04%       33.71%
  Aggressive Growth (4)..............          9/13/93         470.79%            6.45%         11.10%       32.39%
  Worldwide Growth (4)..............           9/13/93         364.43%           27.24%         20.45%       26.95%

FEDERATED
  Utility II (4)...............................2/11/94          81.97%           10.01%         24.87%       12.36%
  U.S. Gov't II (4).........................   3/28/94          24.54%            2.75%          7.07%        6.16%
  High Income Bond (4)...............           3/1/94          46.37%           12.72%         12.25%        1.27%

FIDELITY VIP
  Money Market (1)......................        4/1/82            N/A              N/A            N/A           N/A
  Equity Income (4)......................      10/9/86         359.79%           12.69%         26.33%       10.08%
  Growth (4).................................  10/9/86         727.22%           13.11%         21.76%       37.55%
  Overseas (4)..............................   1/28/87         224.63%           11.64%         10.00%       11.18%

FIDELITY VIP II
  Asset Manager (4).....................        9/6/89         203.24%           13.01%         18.97%       13.45%
  Contrafund (4)...........................     1/3/95         223.45%           19.62%         22.42%       28.17%
  Index 500................................... 8/27/92         273.36%           21.01%         30.98%       26.53%

ALGER AMERICAN
  Income and Growth...................        11/15/88         425.27%           18.02%         34.39%       30.55%
  Small Capitalization..................       9/21/88         613.43%            2.73%          9.84%       13.92%
  Growth......................................  1/9/89         696.13%           11.77%         24.00%       46.01%
  MidCap.....................................   5/3/93         280.50%           10.34%         13.41%       28.49%
  Leveraged AllCap (4)...............          1/25/95         350.10%           10.48%         18.02%       55.64%

SCUDDER
  Bond.........................................7/16/85         136.68%            1.39%          7.58%        5.09%
  Balanced.................................... 7/16/85         446.65%           10.33%         22.48%       31.56%
  Growth and Income...................          5/2/94         121.84%           20.47%         28.66%        5.36%
  Global Discovery.......................       5/1/96         112.51%              N/A         10.82%       14.78%
  International...............................  5/1/87         345.94%           13.19%          7.55%       16.67%

STRONG
  Discovery II...............................   5/8/92          83.98%           -0.59%          9.84%        5.77%
  Opportunity II............................    5/8/92         280.49%           16.51%         23.71%       11.96%
  Growth II...................................12/31/96         203.96%              N/A            N/A       26.89%

T. ROWE PRICE INTERNATIONAL
SERIES, INC.
  International Stock....................      3/31/94           90.72%           13.11%         1.66%       14.25%

T. ROWE PRICE EQUITY SERIES, INC.
  New America.............................     3/31/94          173.61%           18.42%        19.43%       16.86%
  Mid-Cap Growth........................      12/31/96           72.07%              N/A           N/A       20.38%
  Equity Income............................    3/31/94          130.92%           17.81%        27.06%        7.55%

MFS
  Growth with Income (4)............           10/9/95          122.69%           22.73%        27.98%       20.62%
  Research...................................  7/26/95          134.49%           20.63%        18.59%       21.68%
  Emerging Growth......................        7/24/95          272.96%           15.37%        20.21%       32.31%
  Total Return (4).........................     1/3/95           95.87%           12.78%        19.61%       10.78%
  New Discovery (4)....................         5/1/98           73.40%              N/A           N/A          N/A

                                      S-12

STI
  Capital Appreciation.................       10/02/95          110.15%           22.03%        31.26%       14.89%
  Value Income...........................     10/02/95           46.36%           17.01%        23.26%       -0.42%
  Equity International...................     11/07/96           36.28%              N/A        15.21%        8.55%
------------------------
 (1) An investment in Fidelity Money Market is neither insured nor guaranteed by the U.S.  Government  and there can be no assurance  that Fidelity  Money Market will  maintain a stable $1.00 share price.  The Fidelity  Money Market Fund does
not  advertise  total  return.  The  Fidelity   Investments  Money  Market  Fund
experienced an SEC 7-day compound  effective  yield of 5.88% and a 7 day current yield of 5.72% as of December 31, 1999.

 (2) The Separate  Account was  established  on  approximately  January 2, 1994.
Lincoln  Benefit did not start  offering  the  Contracts  until August 17, 1998, although  it has offered  other  annuity  contracts  that are not offered by the
prospectus  to  which  this   Statement  of  Additional   Information   relates.
Accordingly,  this  table  reflects  hypothetical  performance  for the  periods covered,  applying the  contract  charges  under the Contract to the  investment performance of the underlying Portfolios since their inception.  Nonstandardized performance  data for periods after the inception of Contract sales will reflect the actual performance of the Contracts.

 (3) Total return  includes  changes in share price,  reinvestment of dividends, and capital gains. The performance  figures:  (1) represent past performance and neither guarantee nor predict future investment  results;  (2) assume an initial hypothetical investment of $75,000, since this is closer to the average Purchase
Payment of a contract expected to be written, rather than the $1,000 required by the SEC for the standardized  returns shown in the table on pages S-10 and S-11;
and  (3)  reflect  the   deduction   of  1.40%   annual   asset-based   charges.
Non-standardized  return does not reflect  the $35 annual  contract  maintenance charge,  because it is waived on Contracts on which the Purchase Payments exceed
$50,000.  The total  return on a Contract  subject to the  contract  maintenance charge over the same time  periods  usually will be less than those shown in the tables,  and will vary  depending on the size of the  Contract.  The  investment return  and  value  of a  Contract  will  fluctuate  so  that a  Contract,  when surrendered, may be worth more or less than the amount of the Purchase Payments.

 (4) Total returns reflect that the investment adviser waived all or part of its fee or reimbursed the Portfolio for a portion of its expenses. Otherwise, total returns would have been lower.

N/A Certain Portfolios do not have meaningful performance for the periods indicated. In the future, as such data becomes available, total return will be calculated as described above.

                                     EXPERTS

The consolidated financial statements of Lincoln Benefit as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and related financial statement schedule, included in this prospectus, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 1999, and for each of the periods in the three years then ended included in this prospectus, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

The financial statements of the Variable Account as of December 31, 1999 and for the periods in the three years then ended, the consolidated financial statements of Lincoln Benefit as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and related financial statement schedule and the accompanying Independent Auditors' Reports appear in the pages that follow. The consolidated financial statements of Lincoln Benefit included herein should be considered only as bearing upon the ability of Lincoln Benefit to meet its obligations under the Contacts.

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS AND SHAREHOLDER
OF LINCOLN BENEFIT LIFE COMPANY:

We have audited the accompanying Consolidated Statements of Financial Position of Lincoln Benefit Life Company and subsidiary (the "Company", an affiliate of The Allstate Corporation) as of December 31, 1999 and 1998, and the related Consolidated Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for each of the three years in the period ended December 31, 1999. Our audits also included Schedule IV - Reinsurance. These consolidated financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999 in conformity with generally accepted accounting principles. Also, in our opinion, Schedule IV - Reinsurance, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.


/s/ Deloitte & Touche LLP

Chicago, Illinois
February 25, 2000

                          LINCOLN BENEFIT LIFE COMPANY
                  CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

                                                                        DECEMBER 31,
                                                                --------------------------
                                                                   1999            1998
                                                                -----------    -----------
($ in thousands, except par value)

ASSETS
Investments
     Fixed income securities, at fair value
       (amortized cost $158,747 and $149,898)                   $   157,218    $   158,984
     Short-term                                                       1,919          3,675
                                                                -----------    -----------
          Total investments                                         159,137        162,659

Cash                                                                  1,110          1,735
Reinsurance recoverable from
     Allstate Life Insurance Company                              7,539,995      6,938,717
Reinsurance recoverables from non-affiliates                        260,324        199,997
Other assets                                                          4,447         12,286
Separate Accounts                                                 1,411,996        763,416
                                                                -----------    -----------
     TOTAL ASSETS                                               $ 9,377,009    $ 8,078,810
                                                                ===========    ===========

LIABILITIES
Reserve for life-contingent contract benefits                   $   419,117    $   346,974
Contractholder funds                                              7,369,664      6,785,070
Current income taxes payable                                          3,401          3,659
Deferred income taxes                                                   745          5,546
Payable to affiliates, net                                           12,723         10,536
Other liabilities and accrued expenses                                1,528          3,831
Separate Accounts                                                 1,411,996        763,416
                                                                -----------    -----------
          TOTAL LIABILITIES                                       9,219,174      7,919,032
                                                                -----------    -----------

COMMITMENTS AND CONTINGENT LIABILITIES  (NOTE 12)

SHAREHOLDER'S EQUITY
Common stock, $100 par value, 30,000 shares
  authorized, 25,000 issued and outstanding                           2,500          2,500
Additional capital paid-in                                          116,750        116,750
Retained income                                                      39,579         34,622
Accumulated other comprehensive (loss) income:
     Unrealized net capital (losses) gains                             (994)         5,906
                                                                -----------    -----------
          TOTAL ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME          (994)         5,906
                                                                -----------    -----------
          TOTAL SHAREHOLDER'S EQUITY                                157,835        159,778
                                                                -----------    -----------
          TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY            $ 9,377,009    $ 8,078,810
                                                                ===========    ===========


See notes to consolidated financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                            AND COMPREHENSIVE INCOME

                                                         YEAR ENDED DECEMBER 31,
                                                    -------------------------------
($ in thousands)                                      1999        1998       1997
                                                    --------    --------   --------
REVENUES
Net investment income                               $ 10,740    $ 10,078   $ 10,067
Realized capital gains and losses                       (913)        134         17
Other (expense) income                                (2,311)        162        503
                                                    --------    --------   --------

INCOME FROM OPERATIONS
  BEFORE INCOME TAX EXPENSE                            7,516      10,374     10,587
Income tax expense                                     2,559       3,704      3,735
                                                    --------    --------   --------

NET INCOME                                             4,957       6,670      6,852
                                                    --------    --------   --------

OTHER COMPREHENSIVE (LOSS) INCOME, AFTER TAX
Change in unrealized net capital gains and losses     (6,900)      1,774      2,331
                                                    --------    --------   --------

COMPREHENSIVE (LOSS) INCOME                         $ (1,943)   $  8,444   $  9,183
                                                    ========    ========   ========


See notes to consolidated financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                            DECEMBER 31,
                                                ----------------------------------
($ in thousands)                                   1999         1998        1997
                                                ---------    ---------   ---------
COMMON STOCK                                    $   2,500    $   2,500   $   2,500
                                                ---------    ---------   ---------

ADDITIONAL CAPITAL PAID-IN                      $ 116,750    $ 116,750   $ 116,750
                                                ---------    ---------   ---------

RETAINED INCOME
Balance, beginning of year                      $  34,622    $  27,952   $  21,110
Net income                                          4,957        6,670       6,852
Dividend-in-kind                                        -            -         (10)
                                                ---------    ---------   ---------
Balance, end of year                               39,579       34,622      27,952
                                                ---------    ---------   ---------

ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME
Balance, beginning of year                      $   5,906    $   4,132   $   1,801
Change in unrealized net capital gains
  and losses                                       (6,900)       1,774       2,331
                                                ---------    ---------   ---------
Balance, end of year                                 (994)       5,906       4,132
                                                ---------    ---------   ---------

     TOTAL SHAREHOLDER'S EQUITY                 $ 157,835    $ 159,778   $ 151,334
                                                =========    =========   =========


See notes to consolidated financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                YEAR ENDED DECEMBER 31,
                                                           --------------------------------
($ in thousands)                                             1999        1998        1997
                                                           --------    --------    --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                 $  4,957    $  6,670    $  6,852
Adjustments to reconcile net income to net cash
  provided by operating activities
     Depreciation, amortization and other non-cash items     (5,313)          2          20
     Realized capital gains and losses                          913        (134)        (17)
     Changes in:
          Life-contingent contract benefits and
            contractholder funds                             (4,868)      1,394         427
          Income taxes payable                               (1,343)      2,973        (381)
          Other operating assets and liabilities             11,344      (2,867)     (4,606)
                                                           --------    --------    --------
               Net cash provided by operating activities      5,690       8,038       2,295
                                                           --------    --------    --------

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed income securities
     Proceeds from sales                                     17,760           -           -
     Investment collections                                  13,580      10,710      11,980
     Investments purchases                                  (39,723)    (18,587)    (18,307)
Change in short-term investments, net                         2,068      (2,646)        840
                                                           --------    --------    --------
          Net cash used in investing activities              (6,315)    (10,523)     (5,487)
                                                           --------    --------    --------

NET DECREASE IN CASH                                           (625)     (2,485)     (3,192)
CASH AT THE BEGINNING OF YEAR                                 1,735       4,220       7,412
                                                           --------    --------    --------
CASH AT END OF YEAR                                        $  1,110    $  1,735    $  4,220
                                                           ========    ========    ========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Noncash financing activity
     Dividend-in-kind to Allstate Life Insurance Company   $      -    $      -    $    (10)
                                                           ========    ========    ========


See notes to consolidated financial statements.

                          LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

1.   GENERAL

BASIS OF PRESENTATION
The accompanying consolidated financial statements include the accounts of Lincoln Benefit Life Company ("LBL") and its wholly owned subsidiary, AFD, Inc. (formerly Allstate Financial Distributors, Inc), a registered broker-dealer, (collectively, the "Company"). LBL is a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). These consolidated financial statements have been prepared in conformity with generally accepted accounting principles. All significant intercompany accounts and transactions have been eliminated.

To conform with the 1999 presentation, certain amounts in the prior years' financial statements and notes have been reclassified.

NATURE OF OPERATIONS
The Company markets a broad line of life insurance and savings products primarily through independent insurance agents and brokers. Life insurance consists of traditional products, including term and whole life, interest-sensitive life, immediate annuities with life contingencies, variable life and indexed life insurance. Savings products include deferred annuities and immediate annuities without life contingencies. Deferred annuities include fixed rate, market value adjusted, indexed and variable annuities. In 1999, annuity premiums and deposits represented 80.9% of the Company's total statutory premiums and deposits.

Annuity contracts and life insurance policies issued by the Company are subject to discretionary surrender or withdrawal by customers, subject to applicable surrender charges. These policies and contracts are reinsured primarily with ALIC (see Note 3), which invests premiums and deposits to provide cash flows that will be used to fund future benefits and expenses.

The Company monitors economic and regulatory developments which have the potential to impact its business. Recently enacted federal legislation will allow for banks and other financial organizations to have greater participation in the securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products.

Additionally, traditional demutualizations of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and (2) increasing competition in the capital markets.

The Company is authorized to sell life and savings products in all states except New York, as well as in the District of Columbia, Guam and the U.S. Virgin Islands. The top geographic locations for statutory premiums and deposits for the Company were California, Florida, Wisconsin, Pennsylvania and Illinois for the year ended December 31, 1999. No other jurisdiction accounted for more than 5% of statutory premiums and deposits. All premiums and deposits are ceded under reinsurance agreements.

                          LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS
Fixed income securities include bonds and mortgage-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses. Short-term investments are carried at cost or amortized cost which approximates fair value.

Investment income consists primarily of interest and short-term investment dividends. Interest is recognized on an accrual basis and dividends are recorded at the ex-dividend date. Interest income on mortgaged-backed securities is determined on the effective yield method, based on the estimated principal repayments. Accrual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

REINSURANCE RECOVERABLE
The Company has reinsurance agreements whereby all premiums, contract charges, credited interest, policy benefits and certain expenses are ceded. Such amounts are reflected net of such reinsurance in the consolidated statements of operations and comprehensive income. Investment income earned on the assets which support contractholder funds and the reserve for life-contingent contract benefits is not included in the Company's consolidated financial statements as those assets are owned and managed under terms of the reinsurance agreements. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the consolidated statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS AND INTEREST CREDITED Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products and certain annuities with life contingencies. Premiums from these products are recognized as revenue when due. Benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy and are reflected in contract benefits.

Interest-sensitive life contracts are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and one or more amounts assessed against the contractholder. Premiums from these contracts are reported as deposits to contractholder funds. Contract charge revenue consists of fees assessed against the contractholder account balance for cost of insurance (mortality risk), contract administration and surrender charges. Contract benefits include interest credited to contracts and claims incurred in excess of related contractholder account balance.

Limited payment contracts, a type of immediate annuity with life contingencies and single premium life contract, are contracts that provide insurance protection over a contract period that extends beyond the period in which premiums are collected. Gross premiums in excess of the net premium on limited payment contracts are deferred and recognized over the contract period. Contract benefits are recognized in relation to such revenues so as to result in the recognition of profits over the life of the policy.

Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed rate annuities, market value adjusted annuities, indexed

                          LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

annuities and immediate annuities without life contingencies are considered investment contracts. Deposits received for such contracts are reported as deposits to contractholder funds. Contract charge revenue for investment contracts consists of charges assessed against the contractholder account balance for contract administration and surrenders. Contract benefits include interest credited and claims incurred in excess of the related contractholder account balance.

Crediting rates for fixed rate annuities and interest-sensitive life contracts are adjusted periodically by the Company to reflect current market conditions. Crediting rates for indexed annuities and indexed life products are based on an interest rate index, such as LIBOR or an equity index, such as the S&P 500.

Investment contracts also include variable annuity and variable life contracts which are sold as Separate Accounts products. The assets supporting these products are legally segregated and available only to settle Separate Accounts contract obligations. Deposits received are reported as Separate Accounts liabilities. The Company's contract charge revenue for these contracts consists of charges assessed against the Separate Accounts fund balances for contract maintenance, administration, mortality, expense and surrenders.

All premiums, contract charges, contract benefits and interest credited are reinsured.

INCOME TAXES
The income tax provision is calculated under the liability method and presented net of reinsurance. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. Deferred income taxes arise primarily from unrealized capital gains or losses on fixed income securities carried at fair value and differences in the tax bases of investments.

SEPARATE ACCOUNTS
The Company issues deferred variable annuity and variable life contracts, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the Separate Accounts. Absent any contract provisions wherein the Company contractually guarantees either a minimum return or account value to the beneficiaries of the contractholders in the form of a death benefit, the contractholders bear the investment risk that the Separate Accounts' funds may not meet their stated objectives.

The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders' claim to the related assets and are carried at the fair value of the assets. In the event that the asset value of certain contractholder accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to earnings. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and therefore, are not included in the Company's consolidated statements of operations and comprehensive income. Revenues to the Company from Separate Accounts consist of contract maintenance and administration fees, and mortality, surrender and expense charges.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS
The reserve for life-contingent contract benefits, which relates to traditional life insurance, immediate annuities with life contingencies and certain variable annuity contract guarantees, is computed on the basis of assumptions as to mortality, future investment yields, terminations and expenses at the time the policy is issued. These assumptions, which for traditional life insurance are applied using the net level premium method, include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Detailed reserve assumptions and reserve interest rates are outlined in Note 6.

                          LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

CONTRACTHOLDER FUNDS
Contractholder funds arise from the issuance of interest-sensitive life and certain investment contracts. Deposits received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received, net of commissions, and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Detailed information on crediting rates and surrender and withdrawal protection on contractholder funds are outlined in Note 6.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NEW ACCOUNTING STANDARDS
In 1999, the Company adopted Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." The SOP provides guidance concerning when to recognize a liability for insurance-related assessments and how those liabilities should be measured. Specifically, insurance-related assessments should be recognized as liabilities when all of the following criteria have been met: 1) an assessment has been imposed or it is probable that an assessment will be imposed, 2) the event obligating an entity to pay an assessment has occurred and 3) the amount of the assessment can be reasonably estimated. Adoption of this statement was not material to the Company's results of operations or financial position.


3.   RELATED PARTY TRANSACTIONS

REINSURANCE
The Company has reinsurance agreements whereby certain premiums, contract charges, credited interest, policy benefits and expenses are ceded to ALIC, and reflected net of such reinsurance in the consolidated statements of operations and comprehensive income. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the consolidated statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

Investment income earned on the assets which support contractholder funds and the reserve for life-contingent contract benefits are not included in the Company's consolidated financial statements as those assets are owned and managed under terms of the reinsurance agreements. The following amounts were ceded to ALIC under reinsurance agreements.

                                                    YEAR ENDED DECEMBER 31,
                                                ------------------------------
($ in thousands)                                  1999       1998       1997
                                                --------   --------   --------
Premiums                                        $ 60,451   $ 30,811   $ 34,834
Contract charges                                 127,403    106,158     87,061
Credited interest, policy benefits, and other
  expenses                                       684,704    624,620    533,369

BUSINESS OPERATIONS
The Company utilizes services provided by AIC and ALIC and business facilities owned or leased, and operated by AIC in conducting its business activities. The Company reimburses AIC and ALIC for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $26,418,

                          LINCOLN BENEFIT LIFE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

$45,940 and $34,947 in 1999, 1998 and 1997, respectively. Of these costs, the Company retains investment related expenses. All other costs are ceded to ALIC under reinsurance agreements.

4.   INVESTMENTS

FAIR VALUES
The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                                   GROSS UNREALIZED
                                                  ------------------
                                     AMORTIZED                            FAIR
                                        COST       GAINS     LOSSES       VALUE
                                     ---------    -------   --------    --------
AT DECEMBER 31, 1999
U.S. government and agencies         $  11,849    $   606   $    (30)  $  12,425
Corporate                               95,036        439     (3,282)     92,193
Municipal                               10,625         78       (108)     10,595
Mortgage-backed securities              41,237      1,372       (604)     42,005
                                     ---------    -------   --------    --------
     Total fixed income securities   $ 158,747    $ 2,495   $ (4,024)  $ 157,218
                                     =========    =======   ========    ========

AT DECEMBER 31, 1998
U.S. government and agencies         $  14,105    $ 2,498   $      -    $ 16,603
Corporate                               84,547      3,548       (151)     87,944
Foreign government                       3,031        239          -       3,270
Mortgage-backed securities              48,215      2,972        (20)     51,167
                                     ---------    -------   --------    --------
     Total fixed income securities   $ 149,898    $ 9,257   $   (171)   $158,984
                                     =========    =======   ========    ========

SCHEDULED MATURITIES
The scheduled maturities for fixed income securities are as follows at December 31, 1999:

                                         AMORTIZED    FAIR
                                            COST      VALUE
                                         ---------  --------
Due in one year or less                  $   2,000  $  1,999
Due after one year through five years       38,778    38,374
Due after five years through ten years      56,887    54,579
Due after ten years                         19,845    20,261
                                         ---------  --------
                                           117,510   115,213
Mortgage-backed securities                  41,237    42,005
                                         ---------  --------
     Total                               $ 158,747  $157,218
                                         =========  ========

Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

                               LINCOLN BENEFIT LIFE COMPANY
                       NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ($ IN THOUSANDS)




NET INVESTMENT INCOME
YEAR ENDED DECEMBER 31,                   1999             1998           1997
                                          ----             ----           ----
Fixed income securities               $  10,380         $ 10,375       $ 10,032
 Short-term investments                     577              286            195
                                         ------           ------         ------
  Investment income, before expense      10,957           10,661         10,227
  Investment expense                        217              583            160
                                         ------           ------         ------
  Net investment income               $  10,740         $ 10,078       $ 10,067
                                      =========         ========       ========

REALIZED CAPITAL GAINS AND LOSSES
YEAR ENDED DECEMBER 31,                   1999             1998           1997
                                          ----             ----           ----

Fixed income securities               $   (913)         $   134        $     17
  Income taxes                            (320)              47               6
                                      --------          -------        --------
  Realized capital gains and losses,
    after tax                         $   (593)         $    87        $     11
                                      ========          =======        ========

Excluding calls and prepayments, gross gains of $1 and gross losses of $914 were realized on sales of fixed income securities during 1999. There were no gross gains or losses realized on sales of fixed income securities during 1998 and 1997.

UNREALIZED NET CAPITAL GAINS AND LOSSES
Unrealized net capital gains on fixed income securities included in shareholder's equity at December 31, 1999 are as follows:


                                         COST/                               GROSS UNREALIZED           UNREALIZED
                                      AMORTIZED COST         FAIR VALUE     GAINS       LOSSES          NET LOSSES
                                      --------------         ----------     -----       ------          ----------

Fixed income securities                  $ 158,747          $ 157,218       $2,495     $ (4,024)       $  (1,529)
                                        ==========          =========       ======     ========
Deferred income taxes                                                                                        535
                                                                                                       ---------
Unrealized net capital losses                                                                          $    (994)
                                                                                                       =========








CHANGE IN UNREALIZED NET CAPITAL GAINS AND LOSSES
YEAR ENDED DECEMBER 31,                                 1999               1998               1997
                                                        ----               ----               ----
     Fixed income securities                       $  (10,615)         $  2,729           $  3,585
     Deferred income taxes                              3,715              (955)            (1,254)
                                                   ----------          --------           --------
     (Decrease) increase in unrealized net
        capital gains                              $   (6,900)         $  1,774           $  2,331
                                                   ==========          ========           ========





SECURITIES ON DEPOSIT
At December 31, 1999, fixed income securities with a carrying value of $7,628 were on deposit with regulatory authorities as required by law.

5.  FINANCIAL INSTRUMENTS

In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value estimates of financial instruments presented on the following page are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including reinsurance recoverables) and liabilities (including traditional life

                            LINCOLN BENEFIT LIFE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              ($ IN THOUSANDS)

and interest-sensitive life insurance reserves and deferred income taxes) are not considered financial instruments and are not carried at fair value.
Other assets and liabilities considered financial instruments, such as accrued investment income and cash, are generally of a short-term nature. Their carrying values are assumed to approximate fair value.

FINANCIAL ASSETS
The carrying value and fair value of financial assets at December 31, are as follows:


                                                  1999                        1998
                                                  ----                        ----
                                       CARRYING          FAIR      CARRYING          FAIR
                                        VALUE            VALUE      VALUE            VALUE
                                       --------          -----     --------          -----
Fixed income securities              $  157,218        $ 157,218  $ 158,984       $  158,984
Short-term investments                    1,919            1,919      3,675            3,675
Separate Accounts                     1,411,996        1,411,996    763,416          763,416


Fair values for fixed income securities are based on quoted market prices where available. Non-quoted securities are valued based on discounted cash flows using current interest rates for similar securities. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value are deemed to approximate fair value. Separate Accounts assets are carried in the consolidated statements of financial position at fair value based on quoted market prices.

FINANCIAL LIABILITIES
The carrying value and fair value of financial liabilities at December 31, are as follows:


                                                 1999                         1998
                                                 ----                         ----
                                      CARRYING            FAIR      CARRYING        FAIR
                                       VALUE              VALUE      VALUE          VALUE
                                      --------            -----     --------        -----

Contractholder funds on
  investment contracts              $ 5,716,583        $ 5,424,725  $ 5,220,485    $ 5,006,124
Separate Accounts                     1,411,996          1,411,996      763,416        763,416


The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Reserves on investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.

                         LINCOLN BENEFIT LIFE COMPANY
                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              ($ IN THOUSANDS)


6.  RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

At December 31, the reserve for life-contingent contract benefits consists of the following:


                                                         1999              1998
                                                         ----              ----
          Immediate annuities                         $ 79,269          $  56,683
          Traditional life                             312,130            228,734
          Other                                         27,718             61,557
                                                      --------          ---------
             Total life-contingent contract benefits  $419,117          $ 346,974
                                                      ========          =========

The assumptions for mortality generally utilized in calculating reserves include, the 1983 group annuity mortality table for immediate annuities; and actual Company experience plus loading for traditional life. Interest rate assumptions vary from 4.4% to 9.3% for immediate annuities and 4.0% to 8.0% for traditional life. Other estimation methods used include the present value of contractually fixed future benefits for immediate annuities and the net level premium reserve method using the Company's withdrawal experience rates for traditional life.

At December 31, contractholder funds consists of the following:



                                                         1999              1998
                                                         ----              ----

          Interest-sensitive life                   $ 1,656,087      $  1,572,478
          Fixed annuities:
            Immediate annuities                         123,637           105,692
            Deferred annuities                        5,589,940         5,106,900
                                                    -----------      ------------
            Total contractholder funds              $ 7,369,664      $  6,785,070
                                                    ===========      ============

Contractholder funds are equal to deposits received, net of commissions, and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Interest rates credited range from 5.2% to 7.4% for interest-sensitive life contracts; 4.4% to 9.3% for immediate annuities and 1.6% to 26.2% for deferred annuities. Withdrawal and surrender charge protection includes: i) for interest-sensitive life, either a percentage of account balance or dollar amount grading off generally over 20 years; and, ii) for deferred annuities not subject to a market value adjustment, either a declining or a level percentage charge generally over nine years or less. Approximately 10% of deferred annuities are subject to a market value adjustment.

7. REINSURANCE

The Company purchases reinsurance to limit aggregate and single losses on large risks. The Company continues to have primary liability as the direct insurer for risks reinsured. Estimating amounts of reinsurance recoverable is impacted by the uncertainties involved in the establishment of loss reserves. Failure of reinsurers to honor their obligations could result in losses to the Company.

The Company cedes a portion of the mortality risk on certain term life policies with a pool of reinsurers.

Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Except for ALIC, no single

                           LINCOLN BENEFIT LIFE COMPANY
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               ($ IN THOUSANDS)

reinsurer had a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract.

The following amounts were ceded to third parties under reinsurance agreements:


                                                     YEAR ENDED DECEMBER 31,
                                                 1999        1998         1997
                                                 ----        ----         ----
Premiums                                    $  201,889    $ 154,320    $173,855
Policy benefits and other expenses             182,389      202,676     182,799



8.  CORPORATION RESTRUCTURING

On November 10, 1999 the Corporation announced a series of strategic initiatives to aggressively expand its selling and servicing capabilities. The Corporation also announced that it is implementing a program to reduce expenses by approximately $600 million. The reduction will result in the elimination of approximately 4,000 current non-agent positions, across all employment grades and categories by the end of 2000, or approximately 10% of the Corporation's non-agent work force. The impact of the reduction in employee positions is not expected to materially impact the results of operations of the Company.

These cost reductions are part of a larger initiative to redeploy the cost savings to finance new initiatives including investments in direct access and internet channels for new sales and service capabilities, new competitive pricing and underwriting techniques, new agent and claim technology and enhanced marketing and advertising. As a result of the cost reduction program, the Corporation recorded restructuring and related charges of $81 million pretax during the fourth quarter of 1999. The Corporation anticipates that additional pretax restructuring related charges of approximately $100 million will be expensed as incurred throughout 2000. The Company's allocable share of these expenses were immaterial in 1999 and are expected to be immaterial in 2000.

9.  INCOME TAXES

The Company joins the Corporation and its other eligible domestic subsidiaries (the "Allstate Group") in the filing of a consolidated federal income tax return and is party to a federal income tax allocation agreement (the "Allstate Tax Sharing Agreement"). Under the Allstate Tax Sharing Agreement, the Company pays to or receives from the Corporation the amount, if any, by which the Allstate Group's federal income tax liability is affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this results in the Company's annual income tax provision being computed, with adjustments, as if the Company filed a separate return.

Prior to June 30, 1995, the Corporation was a subsidiary of Sears Roebuck & Co. ("Sears") and, with its eligible domestic subsidiaries, was included in the Sears consolidated federal income tax return and federal income tax allocation agreement. Effective June 30, 1995, the Corporation and Sears entered into a new tax sharing agreement, which governs their respective rights and obligations with respect to federal income taxes for all periods during which the Corporation was a subsidiary of Sears, including the treatment of audits of tax returns for such periods.

The Internal Revenue Service ("IRS") has completed its review of the Allstate Group's federal income tax returns through the 1993 tax year. Any adjustments that may result from IRS examinations of tax returns

                        LINCOLN BENEFIT LIFE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             ($ IN THOUSANDS)


are not expected to have a material impact on the financial position, liquidity or result of operations of the Company.

The components of the deferred income tax assets and liabilities at December 31, are as follow:


                                                       1999             1998
                                                       ----             ----
DEFERRED ASSETS
Unrealized net capital losses                     $     535          $      -
Other assets                                            897                 -
                                                  ---------          --------
   Total deferred assets                              1,432                 -

DEFERRED LIABILITIES
Difference in tax bases of investments               (2,177)           (2,244)
Unrealized net capital gains                              -            (3,180)
Other liabilities                                         -              (122)
                                                  ---------          --------
  Total deferred liabilities                         (2,177)           (5,546)
                                                  ---------          --------
  Net deferred liability                          $    (745)         $ (5,546)
                                                  =========          ========


The components of the income tax expense for the year ended at December 31, are as follow:


                                          1999           1998         1997
                                          ----           ----         ----
Current                                $  3,645        $ 3,262      $ 4,321
Deferred                                 (1,086)           442         (586)
                                       --------        -------      -------
   Total income tax expense            $  2,559        $ 3,704      $ 3,735
                                       ========        =======      =======


The Company paid income taxes of $3,902, $731 and $4,116 in 1999, 1998 and 1997, respectively

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the year ended December 31, is as follows:


                                          1999           1998         1997
                                          ----           ----         ----
Statutory federal income tax rate         35.0%          35.0%        35.0%
Other                                     (1.0)            .7           .3
                                          ----           ----         ----
Effective income tax rate                 34.0%          35.7%        35.3%
                                          ====           ====         ====


Prior to January 1, 1984, the Company was entitled to exclude certain amounts from taxable income and accumulate such amounts in a "policyholder surplus" account. The balance in this account at December 31, 1999, approximately $340, will result in federal income taxes payable of $119 if distributed by the Company. No provision for taxes has been made as the Company has no plan to distribute amounts from this account. No further additions to the account have been permitted since the Tax Reform Act of 1984.

                        LINCOLN BENEFIT LIFE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             ($ IN THOUSANDS)


10.  STATUTORY FINANCIAL INFORMATION

The Company's statutory capital and surplus was $153,632 and $146,842 at December 31, 1999 and 1998, respectively. The Company's statutory net income was $6,091, $7,201 and $6,665 for the years ended December 31, 1999, 1998 and 1997, respectively.

PERMITTED STATUTORY ACCOUNTING PRACTICES
The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Nebraska Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company does not follow any permitted statutory accounting practices that have a significant impact on statutory surplus or statutory net income.

The NAIC's codification initiative has produced a comprehensive guide of statutory accounting principles, which the Company will implement in January 2001. The Company's state of domicile, Nebraska, has passed legislation revising various statutory accounting requirements to conform to codification. These requirements are not expected to have a material impact on the statutory surplus of the Company.

DIVIDENDS
The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 2000 without prior approval of the Nebraska Department of Insurance is $15,113.

RISK-BASED CAPITAL
The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. The RBC formula for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks. At December 31, 1999, RBC for the Company was significantly above a level that would require regulatory action.

                             LINCOLN BENEFIT LIFE COMPANY
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ($ IN THOUSANDS)

11.  OTHER COMPREHENSIVE INCOME

The components of other comprehensive income on a pretax and after-tax basis for the year ended December 31, are as follows:


                                         1999                            1998                            1997
                              -----------------------------   --------------------------      ---------------------------------
                                                   After-                          After-                               After-
                              Pretax     Tax       Tax        Pretax     Tax        Tax        Pretax         Tax         Tax
                              ------     ---       ------     ------     ---       ------      ------         ---       ------
UNREALIZED CAPITAL GAINS
 AND LOSSES:
-------------------------
 Unrealized holding
   (losses) gains arising
   during the period        $ (11,528)  $ 4,035  $ (7,493)    $ 2,863   $(1,002)   $ 1,861     $ 3,602     $ (1,260)    $ 2,342
 Less: reclassification
   adjustments                   (913)      320      (593)        134       (47)        87          17           (6)         11
                            ---------   -------  --------     -------   -------    -------     -------     --------     -------
 Unrealized net capital
   (losses) gains             (10,615)    3,715    (6,900)      2,729      (955)     1,774       3,585       (1,254)      2,331
                            ---------   -------  --------     -------  --------    -------     -------     --------     -------
 Other comprehensive
   (loss) income            $ (10,615)  $ 3,715  $ (6,900)    $ 2,729   $  (955)   $ 1,774     $ 3,585     $ (1,254)    $ 2,331
                            =========   =======  ========     =======   =======    =======     =======     ========     =======


12.  COMMITMENTS AND CONTINGENT LIABILITIES

LEASES
The Company leases certain office facilities and computer equipment.
Total rent expense for all leases was $2,042, $1,743 and $1,596 in 1999, 1998 and 1997, respectively. Minimum rental commitments under noncancelable operating leases with initial or remaining term of more than one year as of December 31, are as follows:


                                                          1999
                                                          ----
                                           2000         $ 1,815
                                           2001             296
                                           2002              12
                                           2003              12
                                           2004              12
                                     Thereafter             264
                                                        -------
                                                        $ 2,411
                                                        =======


REGULATION AND LEGAL PROCEEDINGS
The Company's business is subject to the effects of a changing social, economic and regulatory environment. Public and regulatory initiatives have varied and have included employee benefit regulation, removal of barriers preventing banks from engaging in the securities and insurance business, tax law changes affecting the taxation of insurance companies, and tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance rates and benefits. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. In the opinion of management, the ultimate

                             LINCOLN BENEFIT LIFE COMPANY
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   ($ IN THOUSANDS)


liability, if any, arising from such pending or threatened litigation is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

GUARANTY FUNDS
Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. The Company's expenses related to these funds have been immaterial. These expenses are ceded to ALIC under reinsurance agreements.

MARKETING AND COMPLIANCE ISSUES
Companies operating in the insurance and financial services markets have come under the scrutiny of regulators with respect to market conduct and compliance issues. Under certain circumstances, companies have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company monitors its sales materials and enforces compliance procedures to mitigate any exposure to potential litigation. The Company is a member of the Insurance Marketplace Standards Association, an organization which advocates ethical market conduct.


13. SALE OF BUILDING

Included within other income and expenses in the Company's consolidated statements of operations and comprehensive income for 1999, is a write-down of $798 associated with the sale of the Company's building in Lincoln, Nebraska which occurred in the first quarter of 2000. Also included in other income and expenses is the write-down of $1,200 related to unamortized building improvements recognized in the third quarter of 1999 when the building was vacated by the Company.


14. SUBSEQUENT EVENT

On January 13, 2000, the Company declared a dividend of all the common shares of AFD, Inc stock to ALIC. AFD, Inc income (loss) after taxes, included within other income and expenses and income tax expense was ($9), $136, and $580 in 1999, 1998 and 1997, respectively. Total assets for AFD, Inc were immaterial to the Company in total at December 31, 1999 and 1998.

                                LINCOLN BENEFIT LIFE COMPANY
                                 SCHEDULE IV - REINSURANCE
                                       ($ IN THOUSANDS)


                                       GROSS                        NET
YEAR ENDED DECEMBER 31, 1999           AMOUNT         CEDED        AMOUNT
----------------------------           ------         -----        ------
Life insurance in force           $ 109,520,029   $ 109,520,029  $       -
                                  =============   =============  =========

Premiums and contract charges:
       Life and annuities         $     369,540   $     369,540  $       -
       Accident and health               20,203          20,203          -
                                  -------------   -------------  ---------
                                  $     389,743   $     389,743  $       -
                                  =============   =============  =========


                                     GROSS                          NET
YEAR ENDED DECEMBER 31, 1998         AMOUNT           CEDED        AMOUNT
----------------------------         --------         -------      ------

Life insurance in force           $  97,690,299   $  97,690,299  $       -
                                  =============   =============  =========

Premiums and contract charges:
       Life and annuities         $     287,839   $     287,839  $       -
       Accident and health                3,450           3,450          -
                                  -------------   -------------  ---------
                                  $     291,289   $     291,289  $       -
                                  =============   =============  =========


                                     GROSS                          NET
YEAR ENDED DECEMBER 31, 1997         AMOUNT             CEDED       AMOUNT
----------------------------         ------             -----       ------

Life insurance in force           $  72,754,000   $  72,754,000  $       -
                                  =============   =============  =========

Premiums and contract charges:
       Life and annuities         $     277,825   $     277,825  $       -
       Accident and health               35,217   $      35,217          -
                                  -------------   -------------  ---------
                                  $     313,042   $     313,042  $       -
                                  =============   =============  =========


                                -----------------------------------------------
                                LINCOLN BENEFIT LIFE
                                VARIABLE ANNUITY
                                ACCOUNT

                                FINANCIAL STATEMENTS AS OF DECEMBER 31, 1999
                                AND FOR THE PERIODS ENDED DECEMBER 31, 1999 AND DECEMBER 31, 1998, AND INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Lincoln Benefit Life Company:

We have audited the accompanying statement of net assets of Lincoln Benefit Life Variable Annuity Account as of December 31, 1999 (including the assets of each of the individual sub-accounts which comprise the Account as disclosed in Note 1), and the related statements of operations for the period then ended and the statements of changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 by correspondence with the account custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Lincoln Benefit Life Variable Annuity Account as of December 31, 1999 (including the assets of each of the individual sub-accounts which comprise the Account), and the results of operations for each of the individual sub-accounts for the period then ended and the changes in their net assets for each of the periods in the two year period then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 27, 2000

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 1999

------------------------------------------------------------------------------------------------------------------------------
      ($ and shares in thousands)

      NET ASSETS
      Allocation to Sub-Accounts investing in Alger American Fund:
          Growth, 465 shares (cost $25,423)                                                                       $    29,948
          Income and Growth, 1,293 shares (cost $16,957)                                                               22,730
          Leveraged AllCap, 368 shares (cost $15,615)                                                                  21,354
          MidCap Growth, 240 shares (cost $6,495)                                                                       7,735
          Small Capitalization, 140 shares (cost $6,067)                                                                7,717

      Allocation to Sub-Accounts investing in Janus Aspen Series:
          Flexible Income, 1,280 shares (cost $15,085)                                                                 14,619
          Balanced, 2,451 shares (cost $51,923)                                                                        68,437
          Growth, 3,378 shares (cost $78,230)                                                                         113,658
          Aggressive Growth, 1,652 shares (cost $49,822)                                                               98,626
          Worldwide Growth, 3,234 shares (cost $87,958)                                                               154,433

      Allocation to Sub-Accounts investing in IAI Retirement Funds, Inc.:
          Regional, 583 shares (cost $8,585)                                                                           10,620
          Reserve, 45 shares (cost $451)                                                                                  449
          Balanced, 192 shares (cost $2,646)                                                                            2,927

      Allocation to Sub-Accounts investing in Fidelity Variable Insurance Products Fund II:
          Asset Manager, 1,244 shares (cost $20,297)                                                                   23,233
          Contrafund, 2,184 shares (cost $50,524)                                                                      63,666
          Index 500, 354 shares (cost $51,343)                                                                         59,249

      Allocation to Sub-Accounts investing in Fidelity Variable Insurance Products Fund:
          Money Market, 66,146 shares (cost $66,146)                                                                   66,146
          Equity-Income, 3,541 shares (cost $81,682)                                                                   91,036
          Growth, 1,782 shares (cost $69,050)                                                                          97,878
          Overseas, 1,046 shares (cost $21,378)                                                                        28,711

      Allocation to Sub-Accounts investing in Federated Insurance Management Series:
          High Income Bond Fund II, 1,872 shares (cost $19,864)                                                        19,172
          Utility Fund II, 1,146 shares (cost $15,593)                                                                 16,444
          U.S. Government Securities Fund II, 1,150 shares (cost $12,315)                                              12,147

      Allocation to Sub-Accounts investing in Scudder Variable Life Investment Fund:
          Bond, 1,215 shares (cost $8,159)                                                                              7,884
          Balanced, 1,523 shares (cost $20,292)                                                                        24,533
          Growth and Income, 205 shares (cost $2,238)                                                                   2,247
          Global Discovery, 116 shares (cost $1,350)                                                                    1,528
          International, 77 shares (cost $1,233)                                                                        1,561


See notes to financial statements.


                                        2

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------------------------
      ($ and shares in thousands)

      NET ASSETS
      Allocation to Sub-Accounts investing in Strong Variable Insurance Funds, Inc.:
          Discovery Fund II, 18 shares (cost $180)                                                                  $     205
          Growth Fund II, 180 shares (cost $4,012)                                                                      5,453

      Allocation to Sub-Accounts investing in Strong Opportunity Fund II, Inc.:
          Opportunity Fund II, 49 shares (cost $1,119)                                                                  1,264

      Allocation to Sub-Accounts investing in T. Rowe Price International Series, Inc.:
          International Stock, 52 shares (cost $811)                                                                      992

      Allocation to Sub-Accounts investing in T. Rowe Price Equity Series, Inc.:
          New America Growth, 47 shares (cost $1,195)                                                                   1,230
          Mid-Cap Growth, 170 shares (cost $2,457)                                                                      2,973
          Equity Income, 159 shares (cost $3,165)                                                                       2,978

      Allocation to Sub-Accounts investing in MFS Variable Insurance Trust:
          Growth with Income Series, 183 shares (cost $3,707)                                                           3,892
          Research Series, 94 shares (cost $1,886)                                                                      2,199
          Emerging Growth Series, 119 shares (cost $2,975)                                                              4,527
          Total Return Series, 130 shares (cost $2,317)                                                                 2,311
          New Discovery Series, 123 shares (cost $1,599)                                                                2,117

      Allocation to Sub-Accounts investing in STI Classic Variable Trust:
          Capital Appreciation, 16 shares (cost $331)                                                                     327
          International Equity, 0 shares (cost $0)                                                                          -
          Value Income Stock, 7 shares (cost $98)                                                                          90

      Allocation to Sub-Accounts investing in Goldman Sachs Variable Insurance Trust:
          CORE Small Cap Equity, 42 shares (cost $417)                                                                    440
          International Equity, 24 shares (cost $337)                                                                     341

      Allocation to Sub-Accounts investing in J.P. Morgan Series Trust II:
          Small Company, 36 shares (cost $572)                                                                            596

      Allocation to Sub-Accounts investing in Lazard Retirement Series Trust:
          Emerging Markets, 18 shares (cost $190)                                                                         194
          International Equity, 26 shares (cost $344)                                                                     352

      Allocation to Sub-Accounts investing in LSA Variable Series Trust:
          Focused Equity, 44 shares (cost $521)                                                                           532
          Balanced, 8 shares (cost $77)                                                                                    78
          Growth Equity, 29 shares (cost $334)                                                                            346
          Disciplined Equity, 13 shares (cost $143)                                                                       145
          Value Equity, 18 shares (cost $185)                                                                             190
          Emerging Growth Equity, 21 shares (cost $364)                                                                   375


See notes to financial statements.


                                        3

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------------------------
      ($ and shares in thousands)

      NET ASSETS
      Allocation to Sub-Accounts investing in Morgan Stanley Dean Witter Universal Funds, Inc.:
          Mid Cap Growth, 7 shares (cost $87)                                                                    $         91
          Mid Cap Value, 5 shares (cost $70)                                                                               73
          High Yield, 18 shares (cost $185)                                                                               185

      Allocation to Sub- Accounts investing in OCC Accumulation Trust:
          Equity, 2 shares (cost $61)                                                                                      61
          Small Cap, 0 shares (cost $0)                                                                                     -

      Allocation to Sub-Accounts investing in PIMCO Variable Insurance Trust:
          StocksPLUS Growth and Income, 11 shares (cost $149)                                                             149
          Foreign Bond, 19 shares (cost $182)                                                                             182
          Total Return Bond, 58 shares (cost $551)                                                                        552
          Money Market, 566 shares (cost $566)                                                                            566

      Allocation to Sub-Accounts investing in Salomon Brothers Variable Series Funds:
          Capital, 42 shares (cost $576)                                                                                  568

                                                                                                                 --------------


          Net Assets                                                                                             $  1,105,262
                                                                                                                 ==============


See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS

-----------------------------------------------------------------------------------------------------------------------------

($ in thousands)


                                                                    Alger American Fund Sub-Accounts
                                                 ----------------------------------------------------------------------------

                                                                 For the Period Ended December 31, 1999
                                                 ----------------------------------------------------------------------------

                                                                Income and      Leveraged       MidCap          Small
                                                   Growth         Growth         AllCap         Growth       Capitalization
                                                 ------------   ------------   ------------   ------------   ----------------
     INVESTMENT INCOME
     Dividends                                   $     1,218    $       580    $       376    $       525    $         414
     Charges from Lincoln Benefit Life Company:
        Mortality and expense risk                      (218)          (152)          (111)           (56)             (55)
        Administrative expense                           (22)           (16)           (11)            (6)              (6)
                                                 ------------   ------------   ------------   ------------   ----------------

          Net investment income (loss)                   978            412            254            463              353
                                                 ------------   ------------   ------------   ------------   ----------------


     REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS
     Realized gains (losses) from sales of investments:
        Proceeds from sales                           18,560          5,180          9,093          4,636           10,425
        Cost of investments sold                      17,643          5,205          8,403          4,319           10,303
                                                 ------------   ------------   ------------   ------------   ----------------

          Net realized gains (losses)                    917            (25)           690            317              122
                                                 ------------   ------------   ------------   ------------   ----------------

     Change in unrealized gains (losses)               3,613          5,172          5,433            973            1,460
                                                 ------------   ------------   ------------   ------------   ----------------

          Net gains (losses) on investments            4,530          5,147          6,123          1,290            1,582
                                                 ------------   ------------   ------------   ------------   ----------------

     CHANGE IN NET ASSETS
        RESULTING FROM OPERATIONS                $     5,508    $     5,559    $     6,377    $     1,753    $       1,935
                                                 ============   ============   ============   ============   ================


See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS

----------------------------------------------------------------------------------------------------------------------------

($ in thousands)

                                                                        Janus Aspen Series Sub-Accounts
                                                    ------------------------------------------------------------------------

                                                                    For the Period Ended December 31, 1999
                                                    ------------------------------------------------------------------------

                                                     Flexible                                     Aggressive      Worldwide
                                                      Income        Balanced        Growth          Growth         Growth
                                                    ------------   ------------   ------------   ------------   ------------
     INVESTMENT INCOME
     Dividends                                      $       999    $     1,218    $       589    $     1,796    $       181
     Charges from Lincoln Benefit Life Company:
        Mortality and expense risk                         (173)          (610)          (981)          (651)        (1,290)
        Administrative expense                              (20)           (69)          (112)           (75)          (149)
                                                    ------------   ------------   ------------   ------------   ------------

           Net investment income (loss)                     806            539           (504)         1,070         (1,258)
                                                    ------------   ------------   ------------   ------------   ------------


     REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS
     Realized gains (losses) from sales of investments:
        Proceeds from sales                               6,474         13,650         45,030         36,298         41,864
        Cost of investments sold                          6,507         10,967         37,024         28,202         31,610
                                                    ------------   ------------   ------------   ------------   ------------

           Net realized gains (losses)                      (33)         2,683          8,006          8,096         10,254
                                                    ------------   ------------   ------------   ------------   ------------

     Change in unrealized gains (losses)                   (730)         8,490         21,736         38,961         48,843
                                                    ------------   ------------   ------------   ------------   ------------

           Net gains (losses) on investments               (763)        11,173         29,742         47,057         59,097
                                                    ------------   ------------   ------------   ------------   ------------


     CHANGE IN NET ASSETS
        RESULTING FROM OPERATIONS                   $        43    $    11,712    $    29,238    $    48,127    $    57,839
                                                    ============   ============   ============   ============   ============


See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS

------------------------------------------------------------------------------------------------------------------------------

($ in thousands)

                                                                                                 Fidelity Variable Insurance
                                                     IAI Retirement Funds, Inc. Sub-Accounts     Products Fund II Sub-Accounts
                                                    ------------------------------------------   -----------------------------

                                                                    For the Period Ended December 31, 1999
                                                    --------------------------------------------------------------------------
                                                                                                    Asset
                                                     Regional        Reserve        Balanced       Manager        Contrafund
                                                    ------------   ------------   ------------   ------------   --------------
     INVESTMENT INCOME
     Dividends                                      $       196    $        19    $       169    $     1,571    $       1,591
     Charges from Lincoln Benefit Life Company:
        Mortality and expense risk                         (140)            (6)           (32)          (268)            (605)
        Administrative expense                              (17)            (1)            (4)           (32)             (70)
                                                    ------------   ------------   ------------   ------------   --------------

           Net investment income (loss)                      39             12            133          1,271              916
                                                    ------------   ------------   ------------   ------------   --------------


     REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS
     Realized gains (losses) from sales of investments:
        Proceeds from sales                               4,744            192            818          5,075           33,589
        Cost of investments sold                          4,402            193            739          4,717           30,117
                                                    ------------   ------------   ------------   ------------   --------------

           Net realized gains (losses)                      342             (1)            79            358            3,472
                                                    ------------   ------------   ------------   ------------   --------------

     Change in unrealized gains (losses)                  1,194             (8)          (149)           398            5,798
                                                    ------------   ------------   ------------   ------------   --------------

           Net gains (losses) on investments              1,536             (9)           (70)           756            9,270
                                                    ------------   ------------   ------------   ------------   --------------


     CHANGE IN NET ASSETS
        RESULTING FROM OPERATIONS                   $     1,575    $         3    $        63    $     2,027    $      10,186
                                                    ============   ============   ============   ============   ==============


See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS

----------------------------------------------------------------------------------------------------------------------------

($ in thousands)


                                                     Fidelity
                                                     Variable
                                                     Insurance
                                                     Products
                                                      Fund II
                                                    Sub-Accounts    Fidelity Variable Insurance Products Fund Sub-Accounts
                                                    ------------   ---------------------------------------------------------

                                                                     For the Period Ended December 31, 1999
                                                    ------------------------------------------------------------------------

                                                                      Money          Equity-
                                                     Index 500        Market         Income         Growth        Overseas
                                                    ------------   ------------   ------------   ------------   ------------
     INVESTMENT INCOME
     Dividends                                      $       295    $     2,345    $     4,087    $     7,029    $       875
     Charges from Lincoln Benefit Life Company:
        Mortality and expense risk                         (461)          (576)        (1,145)          (940)          (291)
        Administrative expense                              (46)           (63)          (134)          (110)           (34)
                                                    ------------   ------------   ------------   ------------   ------------

           Net investment income (loss)                    (212)         1,706          2,808          5,979            550
                                                    ------------   ------------   ------------   ------------   ------------


     REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS
     Realized gains (losses) from sales of investments:
        Proceeds from sales                              10,332        304,969         33,593         35,171         70,759
        Cost of investments sold                          9,568        304,969         30,104         30,352         69,501
                                                    ------------   ------------   ------------   ------------   ------------

           Net realized gains (losses)                      764              -          3,489          4,819          1,258
                                                    ------------   ------------   ------------   ------------   ------------

     Change in unrealized gains (losses)                  6,222              -         (2,491)        13,445          6,304
                                                    ------------   ------------   ------------   ------------   ------------

           Net gains (losses) on investments              6,986              -            998         18,264          7,562
                                                    ------------   ------------   ------------   ------------   ------------

     CHANGE IN NET ASSETS
        RESULTING FROM OPERATIONS                   $     6,774    $     1,706    $     3,806    $    24,243    $     8,112
                                                    ============   ============   ============   ============   ============


See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS

----------------------------------------------------------------------------------------------------------------------------

($ in thousands)

                                                       Federated Insurance Management            Scudder Variable Life
                                                            Series Sub-Accounts               Investment Fund Sub-Accounts
                                                 ------------------------------------------   ------------------------------

                                                                 For the Period Ended December 31, 1999
                                                 ---------------------------------------------------------------------------

                                                    High                           U.S.
                                                   Income                       Government
                                                    Bond           Utility      Securities
                                                   Fund II         Fund II       Fund II          Bond          Balanced
                                                 ------------   ------------   ------------   ------------   ---------------
INVESTMENT INCOME
Dividends                                        $     1,687    $     1,055    $       417    $       334    $        1,603
Charges from Lincoln Benefit Life Company:
     Mortality and expense risk                         (246)          (193)          (132)           (90)             (258)
     Administrative expense                              (28)           (22)           (14)           (10)              (30)
                                                 ------------   ------------   ------------   ------------   ---------------

        Net investment income (loss)                   1,413            840            271            234             1,315
                                                 ------------   ------------   ------------   ------------   ---------------


REALIZED AND UNREALIZED GAINS
     (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
     Proceeds from sales                              30,079          5,149          7,046          3,760             4,192
     Cost of investments sold                         30,345          4,878          7,082          3,834             3,670
                                                 ------------   ------------   ------------   ------------   ---------------

        Net realized gains (losses)                     (266)           271            (36)           (74)              522
                                                 ------------   ------------   ------------   ------------   ---------------

Change in unrealized gains (losses)                     (928)        (1,021)          (410)          (320)            1,006
                                                 ------------   ------------   ------------   ------------   ---------------

        Net gains (losses) on investments             (1,194)          (750)          (446)          (394)            1,528
                                                 ------------   ------------   ------------   ------------   ---------------

CHANGE IN NET ASSETS
     RESULTING FROM OPERATIONS                   $       219    $        90    $      (175)   $      (160)   $        2,843
                                                 ============   ============   ============   ============   ===============


See notes to financial statements

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS

----------------------------------------------------------------------------------------------------------------------------

($ in thousands)

                                                              Scudder Variable Life               Strong Variable Insurance
                                                           Investment Fund Sub-Accounts           Funds, Inc. Sub-Accounts
                                                    ------------------------------------------   ---------------------------

                                                                    For the Period Ended December 31, 1999
                                                    ------------------------------------------------------------------------

                                                     Growth and       Global                       Discovery       Growth
                                                       Income        Discovery    International    Fund II        Fund II
                                                    ------------   ------------   -------------   ------------   ------------
     INVESTMENT INCOME
     Dividends                                      $        58    $         -    $         22    $         5    $         -
     Charges from Lincoln Benefit Life Company:
        Mortality and expense risk                          (13)            (2)             (8)            (1)           (16)
        Administrative expense                               (1)             -              (1)             -             (1)
                                                    ------------   ------------   -------------   ------------   ------------

           Net investment income (loss)                      44             (2)             13              4            (17)
                                                    ------------   ------------   -------------   ------------   ------------


     REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS
     Realized gains (losses) from sales of investments:
        Proceeds from sales                               1,175            137          12,162            110            743
        Cost of investments sold                          1,166            127          11,978            111            667
                                                    ------------   ------------   -------------   ------------   ------------

           Net realized gains (losses)                        9             10             184             (1)            76
                                                    ------------   ------------   -------------   ------------   ------------

     Change in unrealized gains (losses)                      -            176             323             24          1,421
                                                    ------------   ------------   -------------   ------------   ------------

           Net gains (losses) on investments                  9            186             507             23          1,497
                                                    ------------   ------------   -------------   ------------   ------------

     CHANGE IN NET ASSETS
        RESULTING FROM OPERATIONS                   $        53    $       184    $        520    $        27    $     1,480
                                                    ============   ============   =============   ============   ============


See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS

--------------------------------------------------------------------------------------------------------------------------------

($ in thousands)

                                                      Strong       T. Rowe Price
                                                    Opportunity    International
                                                    Fund II, Inc.  Series, Inc.
                                                    Sub-Account    Sub-Account    T. Rowe Price Equity Series, Inc. Sub-Accounts
                                                    ------------   ------------   ----------------------------------------------


                                                                    For the Period Ended December 31, 1999
                                                    ----------------------------------------------------------------------------
                                                                                        New
                                                    Opportunity     International      America         Mid-Cap         Equity
                                                      Fund II          Stock           Growth          Growth          Income
                                                    ------------    -------------   ------------    ------------    ------------
     INVESTMENT INCOME
     Dividends                                      $         7     $        15     $       68      $       29      $      151
     Charges from Lincoln Benefit Life Company:
        Mortality and expense risk                           (6)             (6)            (6)            (21)            (19)
        Administrative expense                                -               -             (1)             (2)             (2)
                                                    ------------    -------------   ------------    ------------    ------------

           Net investment income (loss)                       1               9             61               6             130
                                                    ------------    -------------   ------------    ------------    ------------


     REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS
     Realized gains (losses) from sales of investments:
        Proceeds from sales                                 110           1,087            281             241             658
        Cost of investments sold                            104           1,056            277             222             652
                                                    ------------    -------------   ------------    ------------    ------------

           Net realized gains (losses)                        6              31              4              19               6
                                                    ------------    -------------   ------------    ------------    ------------

     Change in unrealized gains (losses)                    143             176             23             431            (193)
                                                    ------------    -------------   ------------    ------------    ------------

           Net gains (losses) on investments                149             207             27             450            (187)
                                                    ------------    -------------   ------------    ------------    ------------


     CHANGE IN NET ASSETS
        RESULTING FROM OPERATIONS                   $       150     $       216     $       88      $      456      $      (57)
                                                    ============    =============   ============    ============    ============


     See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS

------------------------------------------------------------------------------------------------------------------------------

($ in thousands)


                                                                   MFS Variable Insurance Trust Sub-Accounts
                                                    ------------------------------------------------------------------------


                                                                    For the Period Ended December 31, 1999
                                                    ------------------------------------------------------------------------

                                                       Growth                       Emerging        Total           New
                                                     with Income    Research         Growth         Return       Discovery
                                                       Series        Series          Series         Series         Series
                                                    ------------   ------------   ------------   ------------   ------------
     INVESTMENT INCOME
     Dividends                                      $         7    $         6    $         -    $        38    $        35
     Charges from Lincoln Benefit Life Company:
        Mortality and expense risk                          (24)           (13)           (20)           (16)            (7)
        Administrative expense                               (2)            (1)            (2)            (1)             -
                                                    ------------   ------------   ------------   ------------   ------------

           Net investment income (loss)                     (19)            (8)           (22)            21             28
                                                    ------------   ------------   ------------   ------------   ------------


     REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS
     Realized gains (losses) from sales of investments:
        Proceeds from sales                                 568            554          1,260            428            699
        Cost of investments sold                            562            537          1,143            434            624
                                                    ------------   ------------   ------------   ------------   ------------

           Net realized gains (losses)                        6             17            117             (6)            75
                                                    ------------   ------------   ------------   ------------   ------------

     Change in unrealized gains (losses)                    161            297          1,542            (15)           504
                                                    ------------   ------------   ------------   ------------   ------------

           Net gains (losses) on investments                167            314          1,659            (21)           579
                                                    ------------   ------------   ------------   ------------   ------------

     CHANGE IN NET ASSETS
        RESULTING FROM OPERATIONS                   $       148    $       306    $     1,637    $         -    $       607
                                                    ============   ============   ============   ============   ============


     See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS

------------------------------------------------------------------------------------------------------------------------------

($ in thousands)

                                                                                                  Goldman Sachs Variable
                                                    STI Classic Variable Trust Sub-Accounts      Insurance Trust Sub-Accounts
                                                    -------------------------------------------  -----------------------------


                                                                     For the Period Ended December 31, 1999
                                                    --------------------------------------------------------------------------

                                                                                                      CORE
                                                      Capital       International  Value Income     Small Cap    International
                                                    Appreciation(a)   Equity (a)      Stock (a)     Equity (b)     Equity (b)
                                                    --------------- -------------  ------------    -----------    ------------
     INVESTMENT INCOME
     Dividends                                      $         18    $         -    $         5     $        -    $          5
     Charges from Lincoln Benefit Life Company:
        Mortality and expense risk                            (2)             -              -              -               -
        Administrative expense                                 -              -              -              -               -
                                                    -------------   ------------   ------------    -----------    ------------

           Net investment income (loss)                       16              -              5              -               5
                                                    -------------   ------------   ------------    -----------    ------------


     REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS
     Realized gains (losses) from sales of investments:
        Proceeds from sales                                   72              -             35              1               1
        Cost of investments sold                              78              -             39              1               1
                                                    -------------   ------------   ------------    -----------    ------------

           Net realized gains (losses)                        (6)             -             (4)             -               -
                                                    -------------   ------------   ------------    -----------    ------------

     Change in unrealized gains (losses)                      (4)             -             (8)            23               4
                                                    -------------   ------------   ------------    -----------    ------------

           Net gains (losses) on investments                 (10)             -            (12)            23               4
                                                    -------------   ------------   ------------    -----------    ------------

     CHANGE IN NET ASSETS
        RESULTING FROM OPERATIONS                   $          6    $         -    $        (7)    $       23     $         9
                                                    =============   ============   ============    ===========    ============


     (a) For the Period Beginning May 3, 1999 and Ended December 31, 1999
     (b) For the Period Beginning October 18, 1999 and Ended December 31, 1999


     See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS

----------------------------------------------------------------------------------------------------------------------------------

($ in thousands)
                                                      J.P. Morgan
                                                    Series Trust II       Lazard Retirement Series        LSA Variable Series
                                                      Sub-Account            Trust Sub-Accounts            Trust Sub-Accounts
                                                    ---------------      ---------------------------   ---------------------------

                                                                       For the Period Ended December 31, 1999
                                                    ------------------------------------------------------------------------------


                                                       Small           Emerging      International     Focused
                                                    Company (b)       Markets (b)     Equity (b)      Equity (b)      Balanced (b)
                                                    --------------   ------------   --------------   ------------   ---------------
     INVESTMENT INCOME
     Dividends                                      $         -       $         -    $         -     $        -     $        -
     Charges from Lincoln Benefit Life Company:
        Mortality and expense risk                            -                 -              -              -              -
        Administrative expense                                -                 -              -              -              -
                                                    ---------------  ------------   --------------   ------------   ---------------

           Net investment income (loss)                       -                 -              -              -              -
                                                    ---------------  ------------   --------------   ------------   ---------------


     REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS
     Realized gains (losses) from sales of investments:
        Proceeds from sales                                   -                 -              -              -              -
        Cost of investments sold                              -                 -              -              -              -
                                                    ---------------  ------------   --------------   ------------   ---------------

           Net realized gains (losses)                        -                 -              -              -              -
                                                    ---------------  ------------   --------------   ------------   ---------------

     Change in unrealized gains (losses)                     24                 4              8             11              1
                                                    ---------------  ------------   --------------   ------------   ---------------

           Net gains (losses) on investments                 24                 4              8             11              1
                                                    ---------------  ------------   --------------   ------------   ---------------


     CHANGE IN NET ASSETS
        RESULTING FROM OPERATIONS                   $        24       $         4    $         8     $       11     $         1
                                                    ===============  ============   ==============   ============   ===============


     (b)  For the Period Beginning October 18, 1999 and Ended December 31, 1999


     See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Morgan Stanley
($ in thousands)                                                                                                  Dean Witter
                                                                                                                   Universal
                                                                                                                  Funds Inc.
                                                             LSA Variable Series Trust Sub-Accounts              Sub-Accounts
                                                    ----------------------------------------------------------  ---------------


                                                                     For the Period Ended December 31, 1999
                                                    ---------------------------------------------------------------------------


                                                      Growth       Disciplined       Value        Emerging         Mid Cap
                                                    Equity (b)     Equity (b)     Equity (b)   Growth Equity (b)  Growth (b)
                                                    ------------   ------------   ------------ ----------------- ---------------
     INVESTMENT INCOME
     Dividends                                      $         -    $         1    $         -  $            -    $           -
     Charges from Lincoln Benefit Life Company:
        Mortality and expense risk                            -              -              -               -                -
        Administrative expense                                -              -              -               -                -
                                                    ------------   ------------   ------------ ---------------  ---------------

           Net investment income (loss)                       -              1              -               -                -
                                                    ------------   ------------   ------------ ---------------  ---------------


     REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS
     Realized gains (losses) from sales of investments:
        Proceeds from sales                                  22              -              -               -                -
        Cost of investments sold                             21              -              -               -                -
                                                    ------------   ------------   ------------ ---------------  ---------------

           Net realized gains (losses)                        1              -              -               -                -
                                                    ------------   ------------   ------------ ---------------  ---------------

     Change in unrealized gains (losses)                     12              2              5              11                4
                                                    ------------   ------------   ------------ ---------------  ---------------

           Net gains (losses) on investments                 13              2              5              11                4
                                                    ------------   ------------   ------------ ---------------  ---------------


     CHANGE IN NET ASSETS
        RESULTING FROM OPERATIONS                   $        13    $         3    $         5  $           11   $            4
                                                    ============   ============   ============ ===============  ===============


     (b)  For the Period Beginning October 18, 1999 and Ended December 31, 1999


     See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS

-----------------------------------------------------------------------------------------------------------------------------------

($ in thousands)                                                                                                     PIMCO Variable
                                                                                                                       Insurance
                                                       Morgan Stanley Dean Witter             OCC Accumulation           Trust
                                                   Universal Funds, Inc. Sub-Accounts        Trust Sub-Accounts       Sub-Accounts
                                                   -----------------------------------   --------------------------- --------------


                                                                          For the Period Ended December 31, 1999
                                                   --------------------------------------------------------------------------------

                                                                                                                       StocksPLUS
                                                       Mid Cap             High                                        Growth and
                                                       Value (b)         Yield (b)       Equity (b)    Small Cap (b)    Income (b)
                                                   ----------------   ---------------   ------------   ------------   -------------
     INVESTMENT INCOME
     Dividends                                       $            3    $            -    $         -    $         -    $          3
     Charges from Lincoln Benefit Life Company:
        Mortality and expense risk                                -                 -              -              -               -
        Administrative expense                                    -                 -              -              -               -
                                                   -----------------   ---------------   ------------   ------------   ------------

           Net investment income (loss)                           3                 -              -              -               3
                                                   -----------------   ---------------   ------------   ------------   ------------


     REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS
     Realized gains (losses) from sales of investments:
        Proceeds from sales                                       1                 -              -              -               -
        Cost of investments sold                                  1                 -              -              -               -
                                                   -----------------   ---------------   ------------   ------------   ------------

           Net realized gains (losses)                            -                 -              -              -               -
                                                   -----------------   ---------------   ------------   ------------   ------------

     Change in unrealized gains (losses)                          3                 -              -              -               -
                                                   -----------------   ---------------   ------------   ------------   ------------

           Net gains (losses) on investments                      3                 -              -              -               -
                                                   ----------------   ---------------   ------------   ------------   -------------

     CHANGE IN NET ASSETS
        RESULTING FROM OPERATIONS                    $            6    $            -    $         -    $         -     $         3
                                                   =================   ===============   ============   ============   ============


     (b)  For the Period Beginning October 18, 1999 and Ended December 31, 1999


     See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS

-----------------------------------------------------------------------------------------------------------------

($ in thousands)                                                                                 Salomon Brothers
                                                                                                     Variable
                                                                                                   Series Funds
                                                    PIMCO Variable Insurance Trust Sub-Accounts    Sub-Account
                                                    -------------------------------------------  ----------------


                                                              For the Period Ended December 31, 1999
                                                    ------------------------------------------------------------


                                                       Foreign     Total Return      Money
                                                      Bond (b)       Bond (b)       Market (b)     Capital (b)
                                                    ------------   ------------   -------------   ------------
     INVESTMENT INCOME
     Dividends                                      $         -    $         1    $         2     $         18
     Charges from Lincoln Benefit Life Company:
        Mortality and expense risk                            -              -              -                -
        Administrative expense                                -              -              -                -
                                                    ------------   ------------   -------------   ------------

           Net investment income (loss)                       -              1              2               18
                                                    ------------   ------------   -------------   ------------


     REALIZED AND UNREALIZED GAINS
        (LOSSES) ON INVESTMENTS
     Realized gains (losses) from sales of investments:
        Proceeds from sales                                   -              -            182                -
        Cost of investments sold                              -              -            182                -
                                                    ------------   ------------   -------------   ------------

           Net realized gains (losses)                        -              -              -                -
                                                    ------------   ------------   -------------   ------------

     Change in unrealized gains (losses)                      -              1              -               (8)
                                                    ------------   ------------   -------------   ------------

           Net gains (losses) on investments                  -              1              -               (8)
                                                    ------------   ------------   -------------   ------------


     CHANGE IN NET ASSETS
        RESULTING FROM OPERATIONS                   $         -    $         2    $         2     $         10
                                                    ============   ============   =============   ============


     (b)  For the Period Beginning October 18, 1999 and Ended December 31, 1999


     See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31

-----------------------------------------------------------------------------------------------------------------------------

($ in thousands)


                                                                   Alger American Fund Sub-Accounts
                                          -----------------------------------------------------------------------------------

                                                    Growth                 Income and Growth            Leveraged AllCap
                                          --------------------------   -------------------------   --------------------------


                                             1999        1998 (a)         1999       1998 (a)         1999        1998 (a)
                                          ------------  ------------   ------------ ------------   ------------  ------------
    FROM OPERATIONS
    Net investment income (loss)          $       978   $        73    $       412  $        55    $       254   $        (2)
    Net realized gains (losses)                   917            33            (25)         (14)           690           (35)
    Change in unrealized gains (losses)         3,613           912          5,172          601          5,433           306
                                          ------------  ------------   ------------ ------------   ------------  ------------


    Change in net assets resulting from
      operations                                5,508         1,018          5,559          642          6,377           269
                                          ------------  ------------   ------------ ------------   ------------  ------------

    FROM CAPITAL TRANSACTIONS
    Deposits                                   14,785         1,844          9,663        2,018          8,960           436
    Benefit payments                              (40)            -            (62)           -            (18)            -
    Payments on termination                    (1,027)         (169)        (1,032)         (49)          (382)           (8)
    Loans - net                                    (3)            -             (2)           -              -             -
    Contract administration charges                (3)            -             (2)           -             (1)            -
    Transfers among the sub-accounts
      and with the Fixed Account - net          4,347         3,688          3,666        2,329          4,496         1,225
                                          ------------  ------------   ------------ ------------   ------------  ------------

    Change in net assets resulting
      from capital transactions                18,059         5,363         12,231        4,298         13,055         1,653
                                          ------------  ------------   ------------ ------------   ------------  ------------

    INCREASE (DECREASE) IN NET ASSETS          23,567         6,381         17,790        4,940         19,432         1,922

    NET ASSETS AT BEGINNING OF PERIOD           6,381             -          4,940            -          1,922             -
                                          ------------  ------------   ------------ ------------   ------------  ------------

    NET ASSETS AT END OF PERIOD           $    29,948   $     6,381    $    22,730  $     4,940    $    21,354   $     1,922
                                          ============  ============   ============ ============   ============  ============


    (a) For the Period Beginning February 17, 1998 and Ending December 31, 1998


    See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31

-----------------------------------------------------------------------------------------------------------------------------
($ in thousands)

                                                                                                      Janus Aspen Series
                                                     Alger American Fund Sub-Accounts                     Sub-Accounts
                                          ------------------------------------------------------   --------------------------


                                                MidCap Growth            Small Capitalization            Flexible Income
                                          --------------------------   -------------------------   --------------------------


                                             1999        1998 (a)         1999       1998 (a)         1999          1998
                                          ------------  ------------   ------------ ------------   ------------  ------------
    FROM OPERATIONS
    Net investment income (loss)          $       463   $        79    $       353  $        50    $       806   $       463
    Net realized gains (losses)                   317          (125)           122          (73)           (33)          111
    Change in unrealized gains (losses)           973           267          1,460          190           (730)           (4)
                                          ------------  ------------   ------------ ------------   ------------  ------------


    Change in net assets resulting from
      operations                                1,753           221          1,935          167             43           570
                                          ------------  ------------   ------------ ------------   ------------  ------------

    FROM CAPITAL TRANSACTIONS
    Deposits                                    3,330         1,117          2,426        1,121          4,731         4,308
    Benefit payments                              (12)            -            (11)           -           (106)         (170)
    Payments on termination                      (219)          (32)          (168)         (38)        (1,049)         (303)
    Loans - net                                    (1)            -            (14)           -             (3)           (6)
    Contract administration charges                (1)            -             (1)           -             (2)           (2)
    Transfers among the sub-accounts
      and with the Fixed Account - net            332         1,247            977        1,323           (558)        1,491
                                          ------------  ------------   ------------ ------------   ------------  ------------

    Change in net assets resulting
      from capital transactions                 3,429         2,332          3,209        2,406          3,013         5,318
                                          ------------  ------------   ------------ ------------   ------------  ------------

    INCREASE (DECREASE) IN NET ASSETS           5,182         2,553          5,144        2,573          3,056         5,888

    NET ASSETS AT BEGINNING OF PERIOD           2,553             -          2,573            -         11,563         5,675
                                          ------------  ------------   ------------ ------------   ------------  ------------

    NET ASSETS AT END OF PERIOD           $     7,735   $     2,553    $     7,717  $     2,573    $    14,619   $    11,563
                                          ============  ============   ============ ============   ============  ============


    (a) For the Period Beginning February 17, 1998 and Ending December 31, 1998


    See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31

-----------------------------------------------------------------------------------------------------------------------------
($ in thousands)



                                                                  Janus Aspen Series Sub-Accounts
                                          -----------------------------------------------------------------------------------


                                                   Balanced                      Growth                 Aggressive Growth
                                          --------------------------   -------------------------   --------------------------


                                             1999          1998           1999         1998           1999          1998
                                          ------------  ------------   ------------ ------------   ------------  ------------
    FROM OPERATIONS
    Net investment income (loss)          $       539   $       695    $      (504) $     2,248    $     1,070   $      (361)
    Net realized gains (losses)                 2,683           827          8,006        1,895          8,096         1,613
    Change in unrealized gains (losses)         8,490         5,778         21,736        8,921         38,961         6,673
                                          ------------  ------------   ------------ ------------   ------------  ------------


    Change in net assets resulting from
      operations                               11,712         7,300         29,238       13,064         48,127         7,925
                                          ------------  ------------   ------------ ------------   ------------  ------------

    FROM CAPITAL TRANSACTIONS
    Deposits                                   20,759         7,827         25,102        8,319         12,398         2,926
    Benefit payments                             (354)         (279)          (419)        (512)          (102)          (59)
    Payments on termination                    (3,703)       (1,246)        (5,242)      (2,089)        (2,505)       (1,130)
    Loans - net                                    (8)            1            (14)          11            (10)          (13)
    Contract administration charges               (14)           (8)           (25)         (18)           (20)          (16)
    Transfers among the sub-accounts
      and with the Fixed Account - net          4,922         5,368          8,348        5,435          7,598         1,496
                                          ------------  ------------   ------------ ------------   ------------  ------------

    Change in net assets resulting
      from capital transactions                21,602        11,663         27,750       11,146         17,359         3,204
                                          ------------  ------------   ------------ ------------   ------------  ------------

    INCREASE (DECREASE) IN NET ASSETS          33,314        18,963         56,988       24,210         65,486        11,129

    NET ASSETS AT BEGINNING OF PERIOD          35,123        16,160         56,670       32,460         33,140        22,011
                                          ------------  ------------   ------------ ------------   ------------  ------------

    NET ASSETS AT END OF PERIOD           $    68,437   $    35,123    $   113,658  $    56,670    $    98,626   $    33,140
                                          ============  ============   ============ ============   ============  ============


    See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31

-----------------------------------------------------------------------------------------------------------------------------

($ in thousands)

                                             Janus Aspen Series
                                                 Sub-Accounts                 IAI Retirement Funds, Inc. Sub-Accounts
                                          --------------------------   ------------------------------------------------------


                                               Worldwide Growth                Regional                     Reserve
                                          --------------------------   -------------------------   --------------------------


                                              1999          1998           1999         1998           1999          1998
                                          ------------  ------------   ------------ ------------   ------------  ------------
    FROM OPERATIONS
    Net investment income (loss)          $    (1,258)  $     1,608    $        39  $       604    $        12   $        19
    Net realized gains (losses)                10,254         3,047            342          132             (1)           (1)
    Change in unrealized gains (losses)        48,843         9,929          1,194         (872)            (8)            5
                                          ------------  ------------   ------------ ------------   ------------  ------------


    Change in net assets resulting from
      operations                               57,839        14,584          1,575         (136)             3            23
                                          ------------  ------------   ------------ ------------   ------------  ------------

    FROM CAPITAL TRANSACTIONS
    Deposits                                   23,533        12,550            302        1,052             82            53
    Benefit payments                             (481)         (418)           (27)        (327)             -            (1)
    Payments on termination                    (6,760)       (2,981)        (1,122)        (602)          (104)          (39)
    Loans - net                                   (52)           (5)             2          (13)             -             -
    Contract administration charges               (37)          (31)            (5)          (6)             -             -
    Transfers among the sub-accounts
      and with the Fixed Account - net          1,148         5,636         (3,075)      (1,361)           (25)         (364)
                                          ------------  ------------   ------------ ------------   ------------  ------------

    Change in net assets resulting
      from capital transactions                17,351        14,751         (3,925)      (1,257)           (47)         (351)
                                          ------------  ------------   ------------ ------------   ------------  ------------

    INCREASE (DECREASE) IN NET ASSETS          75,190        29,335         (2,350)      (1,393)           (44)         (328)

    NET ASSETS AT BEGINNING OF PERIOD          79,243        49,908         12,970       14,363            493           821
                                          ------------  ------------   ------------ ------------   ------------  ------------

    NET ASSETS AT END OF PERIOD           $   154,433   $    79,243    $    10,620  $    12,970    $       449   $       493
                                          ============  ============   ============ ============   ============  ============


    See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31

-------------------------------------------------------------------------------------------------------------------------------

($ in thousands)

                                          IAI Retirement Funds, Inc.
                                                  Sub-Accounts        Fidelity Variable Insurance Products Fund II Sub-Accounts
                                          --------------------------  ---------------------------------------------------------

                                                   Balanced                    Asset Manager               Contrafund
                                          --------------------------   -------------------------   --------------------------

                                             1999          1998           1999         1998           1999          1998
                                          ------------  ------------   ------------ ------------   ------------  ------------
    FROM OPERATIONS
    Net investment income (loss)          $       133   $        34    $     1,271  $     1,759    $       916   $       865
    Net realized gains (losses)                    79            56            358          183          3,472           939
    Change in unrealized gains (losses)          (149)          151            398          399          5,798         5,713
                                          ------------  ------------   ------------ ------------   ------------  ------------


    Change in net assets resulting from
      operations                                   63           241          2,027        2,341         10,186         7,517
                                          ------------  ------------   ------------ ------------   ------------  ------------

    FROM CAPITAL TRANSACTIONS
    Deposits                                      416           432          2,824        3,092         15,075         8,056
    Benefit payments                              (43)          (82)          (252)        (123)          (152)         (157)
    Payments on termination                      (164)         (104)        (1,358)        (769)        (2,228)       (1,176)
    Loans - net                                     -             -             (4)         (14)            (7)           (3)
    Contract administration charge                 (1)           (1)            (8)          (8)           (18)          (11)
    Transfers among the sub-accounts
      and with the Fixed Account - net           (172)          271         (1,278)       1,099          1,622         5,928
                                          ------------  ------------   ------------ ------------   ------------  ------------

    Change in net assets resulting
      from capital transactions                    36           516            (76)       3,277         14,292        12,637
                                          ------------  ------------   ------------ ------------   ------------  ------------

    INCREASE (DECREASE) IN NET ASSETS              99           757          1,951        5,618         24,478        20,154

    NET ASSETS AT BEGINNING OF PERIOD           2,828         2,071         21,282       15,664         39,188        19,034
                                          ------------  ------------   ------------ ------------   ------------  ------------

    NET ASSETS AT END OF PERIOD           $     2,927   $     2,828    $    23,233  $    21,282    $    63,666   $    39,188
                                          ============  ============   ============ ============   ============  ============


    See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31

------------------------------------------------------------------------------------------------------------------------------

($ in thousands)

                                          Fidelity Variable Insurance
                                         Products Fund II Sub-Accounts  Fidelity Variable Insurance Products Fund Sub-Accounts
                                         -----------------------------  ------------------------------------------------------


                                                  Index 500                   Money Market                Equity-Income
                                          --------------------------   -------------------------   --------------------------


                                             1999        1998 (a)         1999         1998           1999          1998
                                          ------------  ------------   ------------ ------------   ------------  ------------
    FROM OPERATIONS
    Net investment income (loss)          $      (212)  $       (74)   $     1,706  $     1,154    $     2,808   $     2,962
    Net realized gains (losses)                   764           (33)             -            -          3,489         2,185
    Change in unrealized gains (losses)         6,222         1,684              -            -         (2,491)        1,609
                                          ------------  ------------   ------------ ------------   ------------  ------------


    Change in net assets resulting from
      operations                                6,774         1,577          1,706        1,154          3,806         6,756
                                          ------------  ------------   ------------ ------------   ------------  ------------

    FROM CAPITAL TRANSACTIONS
    Deposits                                   31,559         6,877         59,959       71,632         16,805        14,703
    Benefit payments                             (133)          (40)          (423)        (129)          (741)         (524)
    Payments on termination                    (2,681)         (129)        (5,955)      (2,044)        (9,566)       (4,163)
    Loans - net                                    (7)            8            (55)          (1)           (28)           15
    Contract administration charges                (7)            -             (9)          (6)           (36)          (33)
    Transfers among the sub-accounts
      and with the Fixed Account - net          8,197         7,254        (19,081)     (65,701)        (4,142)        7,859
                                          ------------  ------------   ------------ ------------   ------------  ------------

    Change in net assets resulting
      from capital transactions                36,928        13,970         34,436        3,751          2,292        17,857
                                          ------------  ------------   ------------ ------------   ------------  ------------

    INCREASE (DECREASE) IN NET ASSETS          43,702        15,547         36,142        4,905          6,098        24,613

    NET ASSETS AT BEGINNING OF PERIOD          15,547             -         30,004       25,099         84,938        60,325
                                          ------------  ------------   ------------ ------------   ------------  ------------

    NET ASSETS AT END OF PERIOD           $    59,249   $    15,547    $    66,146  $    30,004    $    91,036   $    84,938
                                          ============  ============   ============ ============   ============  ============


    (a) For the Period Beginning February 17, 1998 and Ending December 31, 1998


    See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31

-----------------------------------------------------------------------------------------------------------------------------
($ in thousands)


                                                                                                      Federated Insurance
                                                                                                      Management Series
                                          Fidelity Variable Insurance Products Fund Sub-Accounts         Sub-Accounts
                                          ------------------------------------------------------   --------------------------


                                                   Growth                      Overseas             High Income Bond Fund II
                                          --------------------------   -------------------------   --------------------------


                                             1999          1998           1999         1998           1999          1998
                                          ------------  ------------   ------------ ------------   ------------  ------------

    FROM OPERATIONS
    Net investment income (loss)          $     5,979   $     4,656    $       550  $       990    $     1,413   $       226
    Net realized gains (losses)                 4,819         2,005          1,258          897           (266)          332
    Change in unrealized gains (losses)        13,445         9,064          6,304          288           (928)         (361)
                                          ------------  ------------   ------------ ------------   ------------  ------------


    Change in net assets resulting from
      operations                               24,243        15,725          8,112        2,175            219           197
                                          ------------  ------------   ------------ ------------   ------------  ------------

    FROM CAPITAL TRANSACTIONS
    Deposits                                   17,004         6,775          1,507        1,993          3,791         6,720
    Benefit payments                             (233)         (326)          (215)        (131)          (162)         (128)
    Payments on termination                    (4,710)       (2,356)        (1,226)        (980)        (1,582)         (965)
    Loans - net                                    (6)          (10)             4           (9)            (1)           23
    Contract administration charges               (31)          (27)            (7)          (8)            (5)           (4)
    Transfers among the sub-accounts
      and with the Fixed Account - net             37         3,895         (1,648)       4,921         (1,803)        1,313
                                          ------------  ------------   ------------ ------------   ------------  ------------

    Change in net assets resulting
      from capital transactions                12,061         7,951         (1,585)       5,786            238         6,959
                                          ------------  ------------   ------------ ------------   ------------  ------------

    INCREASE (DECREASE) IN NET ASSETS          36,304        23,676          6,527        7,961            457         7,156

    NET ASSETS AT BEGINNING OF PERIOD          61,574        37,898         22,184       14,223         18,715        11,559
                                          ------------  ------------   ------------ ------------   ------------  ------------

    NET ASSETS AT END OF PERIOD           $    97,878   $    61,574    $    28,711  $    22,184    $    19,172   $    18,715
                                          ============  ============   ============ ============   ============  ============


    See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31

-------------------------------------------------------------------------------------------------------------------------------

($ in thousands)


                                                                                                     Scudder Variable Life
                                          Federated Insurance Management Series Sub-Accounts       Investment Fund Sub-Accounts
                                          ------------------------------------------------------   ----------------------------

                                                                            U.S. Government
                                               Utility Fund II             Securities Fund II                 Bond
                                          --------------------------   -------------------------   --------------------------


                                              1999          1998           1999         1998           1999          1998
                                          ------------  ------------   ------------ ------------   ------------  ------------
    FROM OPERATIONS
    Net investment income (loss)          $       840   $       368    $       271  $       (13)   $       234   $       235
    Net realized gains (losses)                   271           338            (36)         143            (74)           30
    Change in unrealized gains (losses)        (1,021)          547           (410)         154           (320)          (19)
                                          ------------  ------------   ------------ ------------   ------------  ------------


    Change in net assets resulting from
      operations                                   90         1,253           (175)         284           (160)          246
                                          ------------  ------------   ------------ ------------   ------------  ------------

    FROM CAPITAL TRANSACTIONS
    Deposits                                    4,796         4,727          4,141        3,121          1,909         1,568
    Benefit payments                              (83)         (163)           (42)         (16)           (27)          (83)
    Payments on termination                    (1,513)         (296)          (620)        (262)          (666)         (230)
    Loans - net                                    (1)            -              -           (1)            (1)            6
    Contract administration charges                (5)           (3)            (2)          (1)            (2)           (2)
    Transfers among the sub-accounts
      and with the Fixed Account - net           (121)          773            775        2,097            787           467
                                          ------------  ------------   ------------ ------------   ------------  ------------

    Change in net assets resulting
      from capital transactions                 3,073         5,038          4,252        4,938          2,000         1,726
                                          ------------  ------------   ------------ ------------   ------------  ------------

    INCREASE (DECREASE) IN NET ASSETS           3,163         6,291          4,077        5,222          1,840         1,972

    NET ASSETS AT BEGINNING OF PERIOD          13,281         6,990          8,070        2,848          6,044         4,072
                                          ------------  ------------   ------------ ------------   ------------  ------------

    NET ASSETS AT END OF PERIOD           $    16,444   $    13,281    $    12,147  $     8,070    $     7,884   $     6,044
                                          ============  ============   ============ ============   ============  ============


    See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31

-----------------------------------------------------------------------------------------------------------------------------

($ in thousands)


                                                         Scudder Variable Life Investment Fund Sub-Accounts
                                          -----------------------------------------------------------------------------------


                                                   Balanced                Growth and Income            Global Discover
                                          --------------------------   -------------------------   --------------------------


                                             1999          1998           1999       1998 (b)         1999        1998 (b)
                                          ------------  ------------   ------------ ------------   ------------  ------------
    FROM OPERATIONS
    Net investment income (loss)          $     1,315    $      694     $       44    $       -     $       (2)    $       -
    Net realized gains (losses)                   522           213              9            -             10             1
    Change in unrealized gains (losses)         1,006         1,843              -            9            176             2
                                          ------------  ------------   ------------ ------------   ------------  ------------


    Change in net assets resulting from
      operations                                2,843         2,750             53            9            184             3
                                          ------------  ------------   ------------ ------------   ------------  ------------

    FROM CAPITAL TRANSACTIONS
    Deposits                                    5,716         3,966          1,913          182            256            21
    Benefit payments                             (151)          (77)           (12)           -              -             -
    Payments on termination                    (1,587)         (703)           (67)           -             (5)            -
    Loans - net                                    (1)           (7)             -            -              -             -
    Contract administration charges                (7)           (5)             -            -              -             -
    Transfers among the sub-accounts
      and with the Fixed Account - net             72         1,711            166            3          1,070            (1)
                                          ------------  ------------   ------------ ------------   ------------  ------------

    Change in net assets resulting
      from capital transactions                 4,042         4,885          2,000          185          1,321            20
                                          ------------  ------------   ------------ ------------   ------------  ------------

    INCREASE (DECREASE) IN NET ASSETS           6,885         7,635          2,053          194          1,505            23
                                                                                              -
    NET ASSETS AT BEGINNING OF PERIOD          17,648        10,013            194            -             23             -
                                          ------------  ------------   ------------ ------------   ------------  ------------

    NET ASSETS AT END OF PERIOD            $   24,533    $   17,648     $    2,247   $      194    $     1,528    $       23
                                          ============  ============   ============ ============   ============  ============


    (b) For the Period Beginning August 17, 1998 and Ending December 31, 1998


    See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31

-----------------------------------------------------------------------------------------------------------------------------
($ in thousands)


                                            Scudder Variable Life
                                         Investment Fund Sub-Accounts           Strong Variable Insurance Funds, Inc.
                                         ----------------------------   ------------------------------------------------------


                                                International               Discovery Fund II           Growth Fund II
                                          --------------------------   -------------------------   --------------------------


                                             1999        1998 (b)         1999       1998 (b)         1999        1998 (b)
                                          ------------  ------------   ------------ ------------   ------------  ------------
    FROM OPERATIONS
    Net investment income (loss)            $      13     $       -      $       4    $       -     $      (17)   $        -
    Net realized gains (losses)                   184             -             (1)           -             76             -
    Change in unrealized gains (losses)           323             5             24            1          1,421            20
                                          ------------  ------------   ------------ ------------   ------------  ------------


    Change in net assets resulting from
      operations                                  520             5             27            1          1,480            20
                                          ------------  ------------   ------------ ------------   ------------  ------------

    FROM CAPITAL TRANSACTIONS
    Deposits                                      972            73            123           12          1,971           106
    Benefit payments                                -             -              -            -              -             -
    Payments on termination                        (4)            -             (5)           -            (57)           (1)
    Loans - net                                     -             -              -            -              -             -
    Contract administration charges                 -             -              -            -              -             -
    Transfers among the sub-accounts
      and with the Fixed Account - net            (35)           30             44            3          1,927             7
                                          ------------  ------------   ------------ ------------   ------------  ------------

    Change in net assets resulting
      from capital transactions                   933           103            162           15          3,841           112
                                          ------------  ------------   ------------ ------------   ------------  ------------

    INCREASE (DECREASE) IN NET ASSETS           1,453           108            189           16          5,321           132

    NET ASSETS AT BEGINNING OF PERIOD             108             -             16            -            132             -
                                          ------------  ------------   ------------ ------------   ------------  ------------

    NET ASSETS AT END OF PERIOD            $    1,561    $      108     $      205   $       16    $     5,453    $      132
                                          ============  ============   ============ ============   ============  ============


    (b) For the Period Beginning August 17, 1998 and Ending December 31, 1998


    See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31

-----------------------------------------------------------------------------------------------------------------------------

($ in thousands)


                                                                            T. Rowe Price               T. Rowe Price
                                             Strong Opportunity        International Series, Inc.     Equity Series, Inc.
                                             Fund II Sub-Account             Sub-Account                 Sub-Accounts
                                          --------------------------   -------------------------   --------------------------


                                             Opportunity Fund II          International Stock          New America Growth
                                          --------------------------   -------------------------   --------------------------


                                             1999        1998 (b)         1999       1998 (b)         1999        1998 (b)
                                          ------------  ------------   ------------ ------------   ------------  ------------
    FROM OPERATIONS
    Net investment income (loss)            $       1     $       -      $       9    $       1      $      61     $       2
    Net realized gains (losses)                     6             -             31            -              4             2
    Change in unrealized gains (losses)           143             2            176            5             23            12
                                          ------------  ------------   ------------ ------------   ------------  ------------


    Change in net assets resulting from
      operations                                  150             2            216            6             88            16
                                          ------------  ------------   ------------ ------------   ------------  ------------

    FROM CAPITAL TRANSACTIONS
    Deposits                                      872            26            661           92            987            92
    Benefit payments                                -             -              -            -              -             -
    Payments on termination                        (9)            -            (13)           -            (11)           (1)
    Loans - net                                     -             -              -            -              -             -
    Contract administration charges                 -             -              -            -              -             -
    Transfers among the sub-accounts                                                                                       -
      and with the Fixed Account - net            221             2             24            6             55             4
                                          ------------  ------------   ------------ ------------   ------------  ------------

    Change in net assets resulting
      from capital transactions                 1,084            28            672           98          1,031            95
                                          ------------  ------------   ------------ ------------   ------------  ------------

    INCREASE (DECREASE) IN NET ASSETS           1,234            30            888          104          1,119           111

    NET ASSETS AT BEGINNING OF PERIOD              30             -            104            -            111             -
                                          ------------  ------------   ------------ ------------   ------------  ------------

    NET ASSETS AT END OF PERIOD            $    1,264    $       30     $      992   $      104     $    1,230    $      111
                                          ============  ============   ============ ============   ============  ============


    (b) For the Period Beginning August 17, 1998 and Ending December 31, 1998


    See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31

-----------------------------------------------------------------------------------------------------------------------------

($ in thousands)


                                                                                                     MFS Variable Insurance
                                              T. Rowe Price Equity Series, Inc. Sub-Accounts           Trust Sub-Accounts
                                          ------------------------------------------------------   --------------------------


                                                Mid-Cap Growth               Equity Income         Growth with Income Series
                                          --------------------------   -------------------------   --------------------------


                                             1999        1998 (b)         1999       1998 (b)         1999        1998 (b)
                                          ------------  ------------   ------------ ------------   ------------  ------------

    FROM OPERATIONS
    Net investment income (loss)            $       6     $       8      $     130    $      11     $      (19)    $       -
    Net realized gains (losses)                    19             7              6            -              6             2
    Change in unrealized gains (losses)           431            85           (193)           6            161            24
                                          ------------  ------------   ------------ ------------   ------------  ------------


    Change in net assets resulting from
      operations                                  456           100            (57)          17            148            26
                                          ------------  ------------   ------------ ------------   ------------  ------------

    FROM CAPITAL TRANSACTIONS
    Deposits                                    1,708           551          1,764          346          3,127           283
    Benefit payments                                -             -              -            -              -             -
    Payments on termination                       (21)            -            (21)           -            (43)           (1)
    Loans - net                                     -             -              -            -              -             -
    Contract administration charges                 -             -              -            -              -             -
    Transfers among the sub-accounts
      and with the Fixed Account - net            176             3            903           26            329            23
                                          ------------  ------------   ------------ ------------   ------------  ------------

    Change in net assets resulting
      from capital transactions                 1,863           554          2,646          372          3,413           305
                                          ------------  ------------   ------------ ------------   ------------  ------------

    INCREASE (DECREASE) IN NET ASSETS           2,319           654          2,589          389          3,561           331

    NET ASSETS AT BEGINNING OF PERIOD             654             -            389            -            331             -
                                          ------------  ------------   ------------ ------------   ------------  ------------

    NET ASSETS AT END OF PERIOD            $    2,973    $      654     $    2,978   $      389     $    3,892    $      331
                                          ============  ============   ============ ============   ============  ============


    (b) For the Period Beginning August 17, 1998 and Ending December 31, 1998


    See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31

-----------------------------------------------------------------------------------------------------------------------------

($ in thousands)


                                                              MFS Variable Insurance Trust Sub-Accounts
                                          -----------------------------------------------------------------------------------


                                               Research Series          Emerging Growth Series        Total Return Series
                                          --------------------------   -------------------------   --------------------------


                                              1999        1998 (b)         1999       1998 (b)         1999        1998 (b)
                                          ------------  ------------   ------------ ------------   ------------  ------------
    FROM OPERATIONS
    Net investment income (loss)            $      (8)    $       -      $     (22)   $       -      $      21     $       -
    Net realized gains (losses)                    17             -            117            -             (6)            -
    Change in unrealized gains (losses)           297            16          1,542           10            (15)            9
                                          ------------  ------------   ------------ ------------   ------------  ------------


    Change in net assets resulting from
      operations                                  306            16          1,637           10              -             9
                                          ------------  ------------   ------------ ------------   ------------  ------------

    FROM CAPITAL TRANSACTIONS
    Deposits                                    1,636           125          3,136          100          1,813           252
    Benefit payments                                -             -              -            -            (32)            -
    Payments on termination                       (26)            -            (32)           -            (51)            -
    Loans - net                                     -             -              -            -              -             -
    Contract administration charges                 -             -              -            -              -             -
    Transfers among the sub-accounts
      and with the Fixed Account - net            142             -           (320)          (4)           312             8
                                          ------------  ------------   ------------ ------------   ------------  ------------

    Change in net assets resulting
      from capital transactions                 1,752           125          2,784           96          2,042           260
                                          ------------  ------------   ------------ ------------   ------------  ------------

    INCREASE (DECREASE) IN NET ASSETS           2,058           141          4,421          106          2,042           269

    NET ASSETS AT BEGINNING OF PERIOD             141             -            106            -            269             -
                                          ------------  ------------   ------------ ------------   ------------  ------------

    NET ASSETS AT END OF PERIOD            $    2,199    $      141     $    4,527   $      106     $    2,311    $      269
                                          ============  ============   ============ ============   ============  ============


    (b) For the Period Beginning August 17, 1998 and Ending December 31, 1998


    See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31

------------------------------------------------------------------------------------------------------------------

($ in thousands)


                                           MFS Variable Insurance
                                             Trust Sub-Accounts          STI Classic Variable Trust Sub-Accounts
                                          --------------------------   ------------------------------------------

                                                                         Capital      International  Value Income
                                            New Discovery Series       Appreciation     Equity          Stock
                                          --------------------------   ---------------------------   ------------


                                             1999        1998 (b)       1999 ( c)      1999 ( c)      1999 ( c)
                                          ------------  ------------   ------------   ------------   ------------
    FROM OPERATIONS
    Net investment income (loss)           $       28    $        -     $       16     $        -     $        5
    Net realized gains (losses)                    75             -             (6)             -             (4)
    Change in unrealized gains (losses)           504            14             (4)             -             (8)
                                          ------------  ------------   ------------   ------------   ------------


    Change in net assets resulting from
      operations                                  607            14              6              -             (7)
                                          ------------  ------------   ------------   ------------   ------------

    FROM CAPITAL TRANSACTIONS
    Deposits                                      648            65            386              -            117
    Benefit payments                                -             -              -              -              -
    Payments on termination                       (12)            -             (4)             -              -
    Loans - net                                     -             -              -              -              -
    Contract administration charges                 -             -              -              -              -
    Transfers among the sub-accounts
      and with the Fixed Account - net            795             -            (61)             -            (20)
                                          ------------  ------------   ------------   ------------   ------------

    Change in net assets resulting
      from capital transactions                 1,431            65            321              -             97
                                          ------------  ------------   ------------   ------------   ------------

    INCREASE (DECREASE) IN NET ASSETS           2,038            79            327              -             90

    NET ASSETS AT BEGINNING OF PERIOD              79             -              -              -              -
                                          ------------  ------------   ------------   ------------   ------------

    NET ASSETS AT END OF PERIOD           $     2,117    $       79    $       327     $        -    $        90
                                          ============  ============   ============   ============   ============


    (b) For the Period Beginning August 17, 1998 and Ending December 31, 1998
    (c) For the Period Beginning May 3, 1999 and Ending December 31, 1999


    See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31

----------------------------------------------------------------------------------------------------------------------
($ in thousands)


                                                                        J.P. Morgan
                                           Goldman Sachs Variable     Series Trust II  Lazard Retirement Series Trust
                                         Insurance Trust Sub-Accounts   Sub- Account           Sub-Accounts
                                         ----------------------------  --------------   -----------------------------

                                          CORE Small     International     Small        Emerging      International
                                          Cap Equity       Equity         Company        Markets        Equity
                                          ------------   ------------   ------------   ------------   ------------


                                           1999 (d)       1999 (d)       1999 (d)       1999 (d)       1999 (d)
                                          ------------   ------------   ------------   ------------   ------------

    FROM OPERATIONS
    Net investment income (loss)           $        -     $        5     $        -     $        -     $        -
    Net realized gains (losses)                     -              -              -              -              -
    Change in unrealized gains (losses)            23              4             24              4              8
                                          ------------   ------------   ------------   ------------   ------------


    Change in net assets resulting from
      operations                                   23              9             24              4              8
                                          ------------   ------------   ------------   ------------   ------------

    FROM CAPITAL TRANSACTIONS
    Deposits                                      379            294            572            148            344
    Benefit payments                                -              -              -              -              -
    Payments on termination                         -              -              -              -              -
    Loans - net                                     -              -              -              -              -
    Contract administration charges                 -              -              -              -              -
    Transfers among the sub-accounts
      and with the Fixed Account - net             38             38              -             42              -
                                          ------------   ------------   ------------   ------------   ------------

    Change in net assets resulting
      from capital transactions                   417            332            572            190            344
                                          ------------   ------------   ------------   ------------   ------------

    INCREASE (DECREASE) IN NET ASSETS             440            341            596            194            352

    NET ASSETS AT BEGINNING OF PERIOD               -              -              -              -              -
                                          ------------   ------------   ------------   ------------   ------------

    NET ASSETS AT END OF PERIOD            $      440     $      341      $     596     $      194     $      352
                                          ============   ============   ============   ============   ============


    (d) For the Period Beginning October 18, 1999 and Ending December 31, 1999


    See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31

----------------------------------------------------------------------------------------------------------------------------

($ in thousands)


                                                                 LSA Variable Series Trust Sub-Accounts
                                          ----------------------------------------------------------------------------------
                                                                                                                 Emerging
                                            Focused                     Growth      Disciplined      Value        Growth
                                            Equity       Balanced       Equity        Equity        Equity        Equity
                                          ------------  ------------  ------------  ------------  ------------  ------------


                                           1999 (d)      1999 (d)      1999 (d)      1999 (d)      1999 (d)      1999 (d)
                                          ------------  ------------  ------------  ------------  ------------  ------------
    FROM OPERATIONS
    Net investment income (loss)           $        -    $        -    $        -    $        1     $       -    $        -
    Net realized gains (losses)                     -             -             1             -             -             -
    Change in unrealized gains (losses)            11             1            12             2             5            11
                                          ------------  ------------  ------------  ------------  ------------  ------------


    Change in net assets resulting from
      operations                                   11             1            13             3             5            11
                                          ------------  ------------  ------------  ------------  ------------  ------------

    FROM CAPITAL TRANSACTIONS
    Deposits                                      479            77           280           142           146           322
    Benefit payments                                -             -             -             -             -             -
    Payments on termination                         -             -             -             -             -             -
    Loans - net                                     -             -             -             -             -             -
    Contract administration charges                 -             -             -             -             -             -
    Transfers among the sub-accounts
      and with the Fixed Account - net             42             -            53             -            39            42
                                          ------------  ------------  ------------  ------------  ------------  ------------

    Change in net assets resulting
      from capital transactions                   521            77           333           142           185           364
                                          ------------  ------------  ------------  ------------  ------------  ------------

    INCREASE (DECREASE) IN NET ASSETS             532            78           346           145           190           375

    NET ASSETS AT BEGINNING OF PERIOD               -             -             -             -             -             -
                                          ------------  ------------  ------------  ------------  ------------  ------------

    NET ASSETS AT END OF PERIOD            $      532    $       78    $      346    $      145    $      190    $      375
                                          ============  ============  ============  ============  ============  ============


    (d) For the Period Beginning October 18, 1999 and Ending December 31, 1999


    See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31

--------------------------------------------------------------------------------------------------------------------

($ in thousands)


                                                 Morgan Stanley Dean Witter              OCC Accumulation Trust
                                             Universal Funds, Inc. Sub-Accounts               Sub-Accounts
                                          ------------------------------------------   ---------------------------

                                            Mid Cap        Mid Cap         High                          Small
                                            Growth          Value          Yield         Equity           Cap
                                          ------------   ------------   ------------   ------------   ------------


                                           1999 (d)       1999 (d)       1999 (d)       1999 (d)       1999 (d)
                                          ------------   ------------   ------------   ------------   ------------
    FROM OPERATIONS
    Net investment income (loss)           $        -     $        3     $        -     $        -     $        -
    Net realized gains (losses)                     -              -              -              -              -
    Change in unrealized gains (losses)             4              3              -              -              -
                                          ------------   ------------   ------------   ------------   ------------


    Change in net assets resulting from
      operations                                    4              6              -              -              -
                                          ------------   ------------   ------------   ------------   ------------

    FROM CAPITAL TRANSACTIONS
    Deposits                                       45             29            185             61              -
    Benefit payments                                -              -              -              -              -
    Payments on termination                         -              -              -              -              -
    Loans - net                                     -              -              -              -              -
    Contract administration charges                 -              -              -              -              -
    Transfers among the sub-accounts
      and with the Fixed Account - net             42             38              -              -              -
                                          ------------   ------------   ------------   ------------   ------------

    Change in net assets resulting
      from capital transactions                    87             67            185             61              -
                                          ------------   ------------   ------------   ------------   ------------

    INCREASE (DECREASE) IN NET ASSETS              91             73            185             61              -

    NET ASSETS AT BEGINNING OF PERIOD               -              -              -              -              -
                                          ------------   ------------   ------------   ------------   ------------

    NET ASSETS AT END OF PERIOD            $       91     $       73     $      185     $       61     $        -
                                          ============   ============   ============   ============   ============


    (d) For the Period Beginning October 18, 1999 and Ending December 31, 1999


    See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31

--------------------------------------------------------------------------------------------------------------------------

($ in thousands)


                                                                                                          Salomon
                                                                                                          Brothers
                                                                                                       Variable Series
                                                 PIMCO Variable Insurance Trust Sub-Accounts          Funds Sub-Account
                                          ---------------------------------------------------------   -----------------
                                          StocksPLUS
                                            Growth         Foreign      Total Return      Money
                                          and Income        Bond           Bond          Market           Capital
                                          ------------   ------------   ------------   ------------   -----------------


                                           1999 (d)       1999 (d)       1999 (d)       1999 (d)          1999 (d)
                                          ------------   ------------   ------------   ------------   -----------------
    FROM OPERATIONS
    Net investment income (loss)            $       3      $       -     $        1     $        2       $          18
    Net realized gains (losses)                     -              -              -              -                   -
    Change in unrealized gains (losses)             -              -              1              -                  (8)
                                          ------------   ------------   ------------   ------------   -----------------


    Change in net assets resulting from
      operations                                    3              -              2              2                  10
                                          ------------   ------------   ------------   ------------   -----------------

    FROM CAPITAL TRANSACTIONS
    Deposits                                      146            182            550            938                 558
    Benefit payments                                -              -              -              -                   -
    Payments on termination                         -              -              -              -                   -
    Loans - net                                     -              -              -              -                   -
    Contract administration charges                 -              -              -              -                   -
    Transfers among the sub-accounts
      and with the Fixed Account - net              -              -              -           (374)                  -
                                          ------------   ------------   ------------   ------------   -----------------

    Change in net assets resulting
      from capital transactions                   146            182            550            564                 558
                                          ------------   ------------   ------------   ------------   -----------------

    INCREASE (DECREASE) IN NET ASSETS             149            182            552            566                 568

    NET ASSETS AT BEGINNING OF PERIOD               -              -              -              -                   -
                                          ------------   ------------   ------------   ------------   -----------------

    NET ASSETS AT END OF PERIOD            $      149     $      182     $      552    $       566       $         568
                                          ============   ============   ============   ============   =================


    (d) For the Period Beginning October 18, 1999 and Ending December 31, 1999


    See notes to financial statements.

LINCOLN BENEFIT LIFE VARIABLE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.  ORGANIZATION

    Lincoln Benefit Life Variable Annuity Account (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Lincoln Benefit Life Company ("Lincoln Benefit"). The assets of the Account are legally segregated from those of Lincoln Benefit. Lincoln Benefit is wholly owned by Allstate Life Insurance Company ("Allstate"), a wholly owned subsidiary of Allstate Insurance Company, which is wholly owned by The Allstate Corporation.

    Lincoln Benefit sells four variable annuity contracts, Investor's Select, Consultant I, Consultant II and Premier Planner, the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. Absent any contract provisions wherein Lincoln Benefit contractually guarantees either a minimum return or account value to the beneficiaries of the contractholders in the form of a death benefit, the contractholders bear the investment risk that the sub-accounts may not meet their stated objectives. The sub-accounts invest in the following underlying mutual fund portfolios (collectively the "Funds"):

ALGER AMERICAN FUND                               SCUDDER VARIABLE LIFE INVESTMENT FUND
  Growth                                            Bond
  Income and Growth                                 Balanced
  Leveraged AllCap                                  Growth and Income
  MidCap Growth                                     Global Discovery
  Small Capitalization                              International
JANUS ASPEN SERIES                                STRONG VARIABLE INSURANCE FUNDS, INC.
  Flexible Income                                   Discovery Fund II
  Balanced                                          Growth Fund II
  Growth                                          STRONG OPPORTUNITY FUND II, INC.
  Agressive Growth                                  Opportunity Fund, II
  Worldwide Growth                                T. ROWE PRICE EQUITY SERIES, INC.
IAI RETIREMENT FUNDS, INC.                          New America Growth
  Regional                                          Mid-Cap Growth
  Reserve                                           Equity Income
  Balanced                                        MFS VARIABLE INSURANCE TRUST
FIDELITY VARIABLE INSURANCE PRODUCTS FUND II        Growth with Income Series
  Asset Manager                                     Research Series
  Contrafund                                        Emerging Growth Series
  Index 500                                         Total Return Series
FIDELITY VARIABLE INSURANCE PRODUCTS FUND           New Discovery Series
  Money Market                                    STI CLASSIC VARIABLE TRUST
  Equity-Income                                     Capital Appreciation
  Growth                                            International Equity
  Overseas                                          Value Income Stock
FEDERATED INSURANCE MANAGEMENT SERIES             GOLDMAN SACHS VARIABLE INSURANCE TRUST
  High Income Bond Fund II                          CORE Small Cap Equity
  Utility Fund II                                   International Equity
  U.S. Government Securities Fund II


                                  36

J.P. MORGAN SERIES TRUST II                       MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
  Small Company                                     Mid Cap Growth
LAZARD RETIREMENT SERIES TRUST                      Mid Cap Value
  Emerging Markets                                  High Yield
  International Equity                            OCC ACCUMULATION TRUST
LSA VARIABLE SERIES TRUST                           Equity
  Focused Equity                                    Small Cap
  Balanced                                        PIMCO VARIABLE INSURANCE TRUST
  Growth Equity                                     StocksPLUS Growth and Income
  Disciplined Equity                                Foreign Bond
  Value Equity                                      Total Return Bond
  Emerging Growth Equity                            Money Market
                                                  SALOMON BROTHERS VARIABLE SERIES FUNDS
                                                    Capital

    Lincoln Benefit provides insurance and administrative services to the contractholders for a fee. Lincoln Benefit also maintains a fixed account ("Fixed Account"), to which contractholders may direct their deposits and receive a fixed rate of return. Lincoln Benefit has sole discretion to invest the assets of the Fixed Account, subject to applicable law.

    The LSA Variable Series Trust ("Trust") is managed by LSA Asset Management, LLC (the "Manager"), wholly-owned subsidiary of Allstate pursuant to an investment management agreement with the Trust. The Manager is entitled to receive a management fee from each sub-account investing in the Trust. Fees are payable monthly at an annual rate as a percentage of average daily net assets ranging from 0.75% to 1.05%.


 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    VALUATION OF INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices at December 31, 1999.

    INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

    REALIZED GAINS AND LOSSES - Realized gains and losses represent the difference between the proceeds from sales of portfolio shares by the Account and the cost of such shares, which is determined on a weighted average basis.

    FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of Lincoln Benefit. Lincoln Benefit is taxed as a life insurance company under the Code. No federal income taxes were allocable to the Account as the Account did not generate taxable income.

    USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.  EXPENSES

    ADMINISTRATIVE EXPENSE CHARGE - Lincoln Benefit deducts administrative expense charges daily at a rate equal to .15% per annum of the average daily net assets of the Account for Investor's Select. The rate is .10% for Consultant I, Consultant II and Premier Planner.

    CONTRACT MAINTENANCE CHARGE - Lincoln Benefit deducts an annual maintenance charge on each contract anniversary and guarantees that this charge will not increase over the life of the contract. For Investor's Select, the charge is $25 and will be waived if total deposits are $75,000 or more. For Consultant I, Consultant II and Premier Planner, the charge is $35 and will be waived if total deposits are $50,000 or more or if all of the deposits are allocated to the Fixed Account on a contract anniversary.

    MORTALITY AND EXPENSE RISK CHARGE - Lincoln Benefit assumes mortality and expense risks related to the operations of the Account and deducts charges daily based on the daily net assets of the Account. The mortality and expense risk charge covers insurance benefits available with the contracts and certain expenses of the contracts. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract, Lincoln Benefit guarantees that the amount of this charge will not increase over the lives of the contracts. At the contractholder's discretion, additional options, primarily death benefits, may be purchased for an additional charge.

4. UNITS ISSUED AND REDEEMED

(Units in whole amounts)

                                                                     INVESTOR'S SELECT CONTRACTS

                                                                      Unit activity during 1999:
                                           ----------------------------------------------------------------------------------
                                                                                                              Accumulation
                                           Units Outstanding    Units         Units      Units Outstanding     Unit Value
                                           December 31, 1998    Issued       Redeemed    December 31, 1999  December 31, 1999
                                           ----------------  ------------  ------------  ----------------  ------------------
Investments in Alger American Fund
  Sub-Accounts:
     Growth                                        392,390     6,002,550    (5,718,562)          676,378          $ 18.02
     Income and Growth                             333,125       550,512      (302,093)          581,544            17.63
     Leveraged AllCap                              106,760       555,942      (332,633)          330,069            25.57
     MidCap Growth                                 196,031       370,716      (308,909)          257,838            15.83
     Small Capitalization                          217,169       518,752      (402,596)          333,325            15.58

Investments in Janus Aspen Series
  Sub-Accounts:
     Flexible Income                               708,089       326,464      (286,391)          748,162            15.06
     Balanced                                    1,570,637       663,588      (508,392)        1,725,833            27.11
     Growth                                      2,335,027     1,742,931    (1,599,532)        2,478,426            33.95
     Aggressive Growth                           1,444,800     1,227,253    (1,140,414)        1,531,639            50.75
     Worldwide Growth                            3,269,577       920,886      (967,643)        3,222,820            38.39

Investments in IAI Retirement Funds,
  Inc. Sub-Accounts:
     Regional                                      760,302        47,259      (273,929)          533,632            19.90
     Reserve                                        42,468        12,487       (16,479)           38,476            11.66
     Balanced                                      177,759        54,290       (51,955)          180,094            16.25

Investments in Fidelity Variable
  Insurance Products Fund II Sub-Accounts:
     Asset Manager                               1,315,223       129,475      (291,133)        1,153,565            17.52
     Contrafund                                  2,198,114     1,870,098    (1,774,064)        2,294,148            21.43
     Index 500                                   1,052,148     1,225,553      (545,507)        1,732,194            14.28

Investments in Fidelity Variable Insurance
   Products Fund Sub-Accounts:
     Money Market                                2,320,956    18,002,716   (17,113,223)        3,210,449            12.50
     Equity-Income                               3,906,757       900,209    (1,384,922)        3,422,044            22.51
     Growth                                      2,486,678       931,649      (951,342)        2,466,985            33.33
     Overseas                                    1,489,209     2,328,934    (2,482,162)        1,335,981            20.14

Investments in Federated Insurance
  Management Series Sub-Accounts:
     High Income Bond Fund II                    1,245,268       983,715    (1,141,896)        1,087,087            14.58
     Utility Fund II                               687,133       154,219      (202,228)          639,124            18.01
     U.S. Government Securities Fund II            582,790       483,173      (427,744)          638,219            12.36

Investments in Scudder Variable Life
  Investment Fund Sub-Accounts:
     Bond                                          461,863       293,631      (252,503)          502,991            12.10
     Balanced                                      895,255       170,887      (182,388)          883,754            22.11

(Units in whole amounts)

                                                                          CONSULTANT I CONTRACTS

                                                                       Unit activity during 1999:
                                           ----------------------------------------------------------------------------------
                                                                                                              Accumulation
                                           Units Outstanding    Units         Units      Units Outstanding     Unit Value
                                           December 31, 1998    Issued       Redeemed    December 31, 1999  December 31, 1999
                                           ----------------  ------------  ------------  ----------------  ------------------
Investments in Alger American Fund
  Sub-Accounts:
    Growth                                          51,133     1,059,132      (486,056)         624,209           $ 15.75
    Income and Growth                               24,310       423,298       (45,269)         402,339             16.17
    Leveraged AllCap                                16,931       303,752       (44,392)         276,291             22.52
    MidCap Growth                                    1,813       143,233       (11,635)         133,411             15.10
    Small Capitalization                             5,133       205,005      (133,060)          77,078             16.02

Investments in Janus Aspen Series
  Sub-Accounts:
    Flexible Income                                 52,969       273,188      (129,138)         197,019             10.29
    Balanced                                        39,593       735,330       (52,865)         722,058             14.63
    Growth                                          35,519     1,009,911      (117,961)         927,469             16.86
    Aggressive Growth                                4,895       541,162      (105,358)         440,699             27.32
    Worldwide Growth                                64,108     1,541,466      (674,030)         931,544             17.35

Investments in Fidelity Variable Insurance
  Products Fund II Sub-Accounts:
    Asset Manager                                   12,172       158,904       (16,635)         154,441             11.85
    Contrafund                                      28,065       565,361       (44,459)         548,967             14.06
    Index 500                                       67,638     1,031,615      (115,761)         983,492             13.52

Investments in Fidelity Variable Insurance
  Products Fund Sub-Accounts:
    Money Market                                    69,742     7,175,630    (5,793,520)       1,451,852             10.54
    Equity-Income                                   39,303       674,691       (97,225)         616,769             11.37
    Growth                                          13,317     1,192,603      (664,594)         541,326             15.78
    Overseas                                        77,591     2,536,251    (2,587,582)          26,260             14.79

Investments in Federated Insurance
  Management Series Sub-Accounts:
    High Income Bond Fund  II                       47,674     1,448,443    (1,299,545)         196,572              9.95
    Utility Fund II                                 35,130       278,621      (115,714)         198,037             11.18
    U.S. Government Securities Fund II              36,743       210,721       (71,671)         175,793             10.08

Investments in Scudder Variable Life
  Investment Fund Sub-Accounts:
    Bond                                            24,670       133,736       (35,313)         123,093              9.97
    Balanced                                         9,569       221,138       (10,437)         220,270             12.57
    Growth and Income                                8,690       146,794       (16,538)         138,946             11.02
    Global Discovery                                 1,630        52,406        (7,945)          46,091             17.65
    International                                      181        59,807        (3,701)          56,287             15.84

Investments in Strong Variable Insurance
  Funds, Inc. Sub-Accounts:
    Discovery Fund II                                  226         4,991          (106)           5,111             11.46
    Growth Fund II                                   8,510       183,532       (27,835)         164,207             21.40

Investment in Strong Opportunity Fund II,
  Inc. Sub-Accounts:
    Opportunity Fund II                                603        47,441        (1,889)          46,155             14.57

Investment in T. Rowe Price International
  Series, Inc. Sub-Account:
    International Stock                              2,401        94,148       (73,680)          22,869             14.19

Investments in T. Rowe Price Equity Series,
   Inc. Sub-Accounts:
    New America Growth                               4,126        60,755        (7,750)          57,131             12.52
    Mid-Cap Growth                                   7,608        96,327       (18,078)          85,857             14.06
    Equity Income                                   14,739       145,909       (32,626)         128,022             11.05

Investments in MFS Variable Insurance Trust
  Sub-Accounts:
    Growth with Income Series                       10,591       139,326       (16,796)         133,121             11.80
    Research Series                                  8,940        75,965        (9,058)          75,847             13.57
    Emerging Growth Series                           5,861       175,923       (67,100)         114,684             20.50
    Total Return Series                             11,410       128,554       (21,724)         118,240             10.80
    New Discovery Series                               842        81,612       (27,180)          55,274             19.44

Investments in STI Classic Variable Trust
  Sub-Accounts:
    Capital Appreciation                                 -        28,361        (7,934)          20,427             10.08
    International Equity                                 -            21             -               21             10.51
    Value Income Stock                                   -         8,623           (13)           8,610              8.64

(Units in whole amounts)

                                                        CONSULTANT I CONTRACTS WITH ENHANCED DEATH BENEFIT RIDER

                                                                       Unit activity during 1999:
                                           ----------------------------------------------------------------------------------
                                                                                                              Accumulation
                                           Units Outstanding    Units         Units      Units Outstanding     Unit Value
                                           December 31, 1998    Issued       Redeemed    December 31, 1999  December 31, 1999
                                           ----------------  ------------  ------------  ----------------  ------------------
Investments in Alger American Fund
  Sub-Accounts:
    Growth                                          15,244       245,482        (29,466)         231,260          $ 15.71
    Income and Growth                               20,131       268,049        (39,993)         248,187            16.13
    Leveraged AllCap                                 4,249       102,071         (9,129)          97,191            22.46
    MidCap Growth                                    8,615        72,892        (41,812)          39,695            15.06
    Small Capitalization                             2,569        44,376        (13,831)          33,114            15.98

Investments in Janus Aspen Series
  Sub-Accounts:
    Flexible Income                                  7,491        98,234        (54,843)          50,882            10.26
    Balanced                                        18,636       451,377        (48,802)         421,211            14.59
    Growth                                          14,182       348,822        (24,833)         338,171            16.81
    Aggressive Growth                                4,799       113,650        (13,174)         105,275            27.24
    Worldwide Growth                                60,930       413,563        (63,356)         411,137            17.30

Investments in Fidelity Variable Insurance
  Products Fund II Sub-Accounts:
    Asset Manager                                    7,062        62,668         (3,564)          66,166            11.82
    Contrafund                                      22,847       255,791        (16,522)         262,116            14.02
    Index 500                                      136,539       623,048        (73,439)         686,148            13.49

Investments in Fidelity Variable Insurance
   Products Fund Sub-Accounts:
    Money Market                                    53,103       883,613       (501,594)         435,122            10.51
    Equity-Income                                   19,830       398,938        (43,422)         375,346            11.34
    Growth                                          11,279       212,272        (14,652)         208,899            15.73
    Overseas                                         2,466        41,502        (25,970)          17,998            14.75

Investments in Federated Insurance
  Management Series Sub-Accounts:
    High Income Bond Fund  II                        7,379        70,206        (13,231)          64,354             9.92
    Utility Fund II                                 23,112       143,038        (16,583)         149,567            11.15
    U.S. Government Securities Fund II              10,599       128,229        (48,573)          90,255            10.05

Investments in Scudder Variable Life
  Investment Fund Sub-Accounts:
    Bond                                             2,343        39,717        (14,122)          27,938             9.94
    Balanced                                         4,128       126,862        (19,781)         111,209            12.54
    Growth and Income                                1,708        49,450        (13,294)          37,864            10.99
    Global Discovery                                     -        10,602           (300)          10,302            17.60
    International                                    5,932        18,393         (2,810)          21,515            15.80

Investments in Strong Variable Insurance
  Funds, Inc. Sub-Accounts:
    Discovery Fund II                                1,200        17,940        (10,008)           9,132            11.42
    Growth Fund II                                   3,091        35,809         (2,633)          36,267            21.35

Investment in Strong Opportunity Fund II,
   Inc. Sub-Account:
    Opportunity Fund II                              1,370        25,444         (1,969)          24,845            14.53

Investment in T. Rowe Price International
  Series, Inc. Sub-Account:
    International Stock                              5,160        38,503        (16,000)          27,663            14.15

Investments in T. Rowe Price Equity Series,
   Inc. Sub-Accounts:
    New America Growth                               4,213        26,337         (9,045)          21,505            12.49
    Mid-Cap Growth                                  43,441        59,264         (6,383)          96,322            14.02
    Equity Income                                   13,978        82,443        (19,683)          76,738            11.02

Investments in MFS Variable Insurance Trust
   Sub-Accounts:
    Growth with Income Series                        8,633       120,593        (17,632)         111,594            11.76
    Research Series                                  2,305        66,807        (30,091)          39,021            13.53
    Emerging Growth Series                              91        33,464         (2,675)          30,880            20.45
    Total Return Series                              8,539        38,611         (4,112)          43,038            10.77
    New Discovery Series                             2,858        26,179         (7,423)          21,614            19.39

Investments in STI Classic Variable Trust
   Sub-Accounts:
    Capital Appreciation                                 -         4,701            (35)           4,666            10.06
    International Equity                                 -             -              -                -            10.50
    Value Income Stock                                   -         1,411           (746)             665             8.63

(Units in whole amounts)

                                                  CONSULTANT I CONTRACTS WITH ENHANCED DEATH AND INCOME BENEFIT RIDER

                                                                      Unit activity during 1999:
                                           ----------------------------------------------------------------------------------
                                                                                                              Accumulation
                                           Units Outstanding    Units         Units      Units Outstanding     Unit Value
                                           December 31, 1998    Issued       Redeemed    December 31, 1999  December 31, 1999
                                           ----------------  ------------  ------------  ----------------  ------------------
Investments in Alger American Fund
  Sub-Accounts:
    Growth                                        4,543       161,862         (3,056)         163,349           $ 15.67
    Income and Growth                               287        68,815         (8,959)          60,143             16.08
    Leveraged AllCap                                273       131,675        (11,992)         119,956             22.40
    MidCap Growth                                   266        33,434         (4,491)          29,209             15.02
    Small Capitalization                          2,840        35,280         (9,640)          28,480             15.93

Investments in Janus Aspen Series
  Sub-Accounts:
    Flexible Income                               9,165        23,329         (5,277)          27,217             10.23
    Balanced                                     11,145       122,308         (5,397)         128,056             14.55
    Growth                                        7,219       256,598         (5,762)         258,055             16.77
    Aggressive Growth                               788       106,619         (9,082)          98,325             27.17
    Worldwide Growth                             10,553       191,354         (8,849)         193,058             17.26

Investments in Fidelity Variable Insurance
  Products Fund II Sub-Accounts:
    Asset Manager                                   292        23,385         (5,957)          17,720             11.79
    Contrafund                                    5,053       107,628         (4,944)         107,737             13.98
    Index 500                                    18,374       622,900        (17,445)         623,829             13.45

Investments in Fidelity Variable Insurance
   Products Fund Sub-Accounts:
    Money Market                                 27,065       464,579       (215,322)         276,322             10.48
    Equity-Income                                 4,535       135,006        (34,245)         105,296             11.31
    Growth                                        2,503       139,853         (5,055)         137,301             15.69
    Overseas                                          -         9,774           (196)           9,578             14.71

Investments in Federated Insurance Management
   Series Sub-Accounts:
    High Income Bond Fund  II                    10,770        33,784        (10,910)          33,644              9.89
    Utility Fund II                               7,862        20,326         (3,257)          24,931             11.12
    U.S. Government Securities Fund II            9,297        76,039        (20,525)          64,811             10.02

Investments in Scudder Variable Life
  Investment Fund Sub-Accounts:
    Bond                                          2,883        10,736         (2,827)          10,792              9.91
    Balanced                                      4,684        31,940         (8,646)          27,978             12.50
    Growth and Income                               702        76,672        (61,484)          15,890             10.96
    Global Discovery                                203        13,527            (44)          13,686             17.55
    International                                 2,877        10,052         (3,312)           9,617             15.75

Investments in Strong Variable Insurance
   Funds, Inc. Sub-Accounts:
    Discovery Fund II                                 -           600             (2)             598             11.39
    Growth Fund II                                    -        17,201         (4,543)          12,658             21.29

Investment in Strong Opportunity Fund II,
  Inc. Sub-Account:
    Opportunity Fund II                             191         7,833           (178)           7,846             14.49

Investment in T. Rowe Price International
   Series, Inc. Sub-Account:
    International Stock                               -         8,861         (3,849)           5,012             14.11

Investments in T. Rowe Price Equity Series,
  Inc. Sub-Accounts:
    New America Growth                                -         8,315         (1,731)           6,584             12.46
    Mid-Cap Growth                                    -        13,483           (708)          12,775             13.98
    Equity Income                                   687        33,597         (2,590)          31,694             10.99

Investments in MFS Variable Insurance Trust
   Sub-Accounts:
    Growth with Income Series                     3,420        58,505         (9,529)          52,396             11.73
    Research Series                               1,499        35,833         (7,737)          29,595             13.49
    Emerging Growth Series                          733        68,253         (6,339)          62,647             20.39
    Total Return Series                           3,925        36,067        (12,527)          27,465             10.74
    New Discovery Series                              -        11,657         (6,823)           4,834             19.34

Investments in STI Classic Variable Trust
   Sub-Accounts:
    Capital Appreciation                              -           354             (1)             353             10.05
    International Equity                              -             -              -                -             10.48
    Value Income Stock                                -             -              -                -              8.61

(Units in whole amounts)

                                                                        CONSULTANT II CONTRACTS

                                                                       Unit activity during 1999:
                                           ----------------------------------------------------------------------------------
                                                                                                              Accumulation
                                           Units Outstanding    Units         Units      Units Outstanding     Unit Value
                                           December 31, 1998    Issued       Redeemed    December 31, 1999  December 31, 1999
                                           ----------------  ------------  ------------  ----------------  ------------------
Investments in Alger American Fund
  Sub-Accounts:
     Growth                                        14,614       131,274       (35,561)          110,327          $ 15.72
     Income and Growth                             21,210        65,484       (24,879)           61,815            16.14
     Leveraged AllCap                               7,257       167,697       (93,992)           80,962            22.48
     MidCap Growth                                  3,707        44,662        (8,303)           40,066            15.07
     Small Capitalization                           5,492       327,285      (313,575)           19,202            15.99

Investments in Janus Aspen Series
  Sub-Accounts:
     Flexible Income                               20,382        64,048       (33,178)           51,252            10.27
     Balanced                                      20,840       209,820       (20,076)          210,584            14.60
     Growth                                        14,330       248,178       (32,190)          230,318            16.83
     Aggressive Growth                              1,708       140,780       (20,936)          121,552            27.26
     Worldwide Growth                              37,205       430,854      (231,118)          236,941            17.32

Investments in Fidelity Variable Insurance
  Products Fund II Sub-Accounts:
     Asset Manager                                  2,962        14,974        (1,296)           16,640            11.83
     Contrafund                                     9,371       127,836       (22,626)          114,581            14.03
     Index 500                                     33,281       301,217       (69,856)          264,642            13.49

Investments in Fidelity Variable Insurance
  Products Fund Sub-Accounts:
     Money Market                                  50,763     2,926,324    (2,668,087)          309,000            10.52
     Equity-Income                                 36,057       152,664       (51,771)          136,950            11.35
     Growth                                         8,616       108,493       (11,472)          105,637            15.75
     Overseas                                       1,800       492,539      (425,913)           68,426            14.76

Investments in Federated Insurance
   Management Series Sub-Accounts:
     High Income Bond Fund  II                      6,794        79,303       (46,460)           39,637             9.93
     Utility Fund II                               18,262        60,836        (9,857)           69,241            11.16
     U.S. Government Securities Fund II            13,480       112,549       (33,724)           92,305            10.06

Investments in Scudder Variable Life
  Investment Fund Sub-Accounts:
     Bond                                           1,861        33,218       (16,280)           18,799             9.95
     Balanced                                       3,482        42,252        (7,601)           38,133            12.55
     Growth and Income                              7,306        19,949       (15,869)           11,386            11.00
     Global Discovery                                 313        18,826        (2,471)           16,668            17.61
     International                                  1,422     1,009,190      (999,355)           11,257            15.81

Investments in Strong Variable Insurance
  Funds, Inc. Sub-Accounts:
     Discovery Fund II                                  -         4,310        (1,221)            3,089            11.43
     Growth Fund II                                     -        56,013       (14,129)           41,884            21.36

Investment in Strong Opportunity Fund II,
  Inc. Sub-Accounts:
     Opportunity Fund II                              551        12,128        (4,616)            8,063            14.54

Investment in T. Rowe Price International
   Series, Inc. Sub-Account:
     International Stock                            2,055        12,684          (349)           14,390            14.16

Investments in T. Rowe Price Equity Series,
  Inc. Sub-Accounts:
     New America Growth                             1,518        18,037        (6,423)           13,132            12.50
     Mid-Cap Growth                                 5,872        13,829        (2,848)           16,853            14.03
     Equity Income                                  6,696        31,729        (4,998)           33,427            11.02

Investments in MFS Variable Insurance Trust
  Sub-Accounts:
     Growth with Income Series                      6,884        33,729        (7,209)           33,404            11.77
     Research Series                                    -        18,660          (776)           17,884            13.54
     Emerging Growth Series                         2,345        25,348       (14,697)           12,996            20.46
     Total Return Series                            1,529        27,943        (3,991)           25,481            10.78
     New Discovery Series                           3,242        32,920        (8,889)           27,273            19.40

Investments in STI Classic Variable Trust
   Sub-Accounts:
     Capital Appreciation                               -         7,060           (45)            7,015            10.07
     International Equity                               -             -             -                 -            10.50
     Value Income Stock                                 -         1,207            (5)            1,202             8.63

(Units in whole amounts)

                                                                           PREMIER PLANNER CONTRACTS

                                                                          Unit activity during 1999:
                                           ----------------------------------------------------------------------------------
                                                                                                              Accumulation
                                           Units Outstanding    Units         Units      Units Outstanding     Unit Value
                                           December 31, 1998    Issued       Redeemed    December 31, 1999  December 31, 1999
                                           ----------------  ------------  ------------  ----------------  ------------------
Investments in Goldman Sachs Variable
  Insurance Trust Sub-Accounts:
     CORE Small Cap Equity                              -        32,509           (10)           32,499          $ 12.19
     International Equity                               -        22,158            (6)           22,152            12.29

Investments in J.P. Morgan Series Trust II
  Sub-Account:
     Small Company                                      -        42,578           (11)           42,567            14.01

Investments in Lazard Retirement Series, Inc.
  Sub-Accounts:
     Emerging Markets                                   -        11,806            (3)           11,803            13.27
     International Equity                               -        27,215            (8)           27,207            11.25

Investments in LSA Variable Series Trust
  Sub-Accounts:
     Focused Equity                                     -        34,239           (11)           34,228            12.49
     Balanced                                           -           386             -               386            10.40
     Growth Equity                                      -         5,186        (1,792)            3,394            12.22
     Disciplined Equity                                 -           684             -               684            11.49
     Value Equity                                       -            32             -                32            11.03
     Emerging Growth Equity                             -        16,196            (5)           16,191            17.48

Investments in Morgan Stanley Dean Witter
  Universal Funds, Inc Sub-Accounts:
     Mid Cap Growth                                     -           409             -               409            13.80
     Mid Cap Value                                      -             -             -                 -            12.06
     High Yield                                         -        17,873            (5)           17,868            10.37

Investments in OCC Accumulation Trust
   Sub-Accounts:
     Equity                                             -             -             -                 -            10.62
     Small Cap                                          -             -             -                 -            10.65

Investments in PIMCO Variable Insurance
   Trust Sub-Accounts:
     StocksPLUS Growth and Income                       -            21             -                21            11.64
     Foreign Bond                                       -        17,752            (5)           17,747            10.29
     Total Return Bond                                  -        54,524           (15)           54,509            10.13
     Money Market                                       -        45,793           (16)           45,777            10.07

Investments in Salomon Brothers Variable
  Series Funds Sub-Account:
     Capital                                            -        49,271           (15)           49,256            11.54

(Units in whole amounts)

                                                       PREMIER PLANNER CONTRACTS WITH ENHANCED DEATH BENEFIT RIDER

                                                                        Unit activity during 1999:
                                           ----------------------------------------------------------------------------------
                                                                                                              Accumulation
                                           Units Outstanding    Units         Units      Units Outstanding     Unit Value
                                           December 31, 1998    Issued       Redeemed    December 31, 1999  December 31, 1999
                                           ----------------  ------------  ------------  ----------------  ------------------
Investments in Goldman Sachs Variable
  Insurance Trust Sub-Accounts:
     CORE Small Cap Equity                              -         3,676            (72)           3,604          $ 12.19
     International Equity                               -         5,694            (73)           5,621            12.29

Investments in J.P. Morgan Series Trust II
   Sub-Account:
     Small Company                                      -             -              -                -            14.00

Investments in Lazard Retirement Series,
  Inc. Sub-Accounts:
     Emerging Markets                                   -         2,809              -            2,809            13.26
     International Equity                               -         4,067             (3)           4,064            11.24

Investments in LSA Variable Series Trust
   Sub-Accounts:
     Focused Equity                                     -         8,361             (2)           8,359            12.48
     Balanced                                           -         7,128             (2)           7,126            10.40
     Growth Equity                                      -        24,922            (20)          24,902            12.21
     Disciplined Equity                                 -        11,939             (4)          11,935            11.48
     Value Equity                                       -        17,200            (17)          17,183            11.03
     Emerging Growth Equity                             -         5,260             (1)           5,259            17.47

Investments in Morgan Stanley Dean Witter
  Universal Funds, Inc Sub-Accounts:
     Mid Cap Growth                                     -         6,218             (2)           6,216            13.80
     Mid Cap Value                                      -         6,147           (126)           6,021            12.05
     High Yield                                         -             -              -                -            10.36

Investments in OCC Accumulation Trust
  Sub-Accounts:
     Equity                                             -         5,787             (3)           5,784            10.62
     Small Cap                                          -             -              -                -            10.65

Investments in PIMCO Variable Insurance
  Trust Sub-Accounts:
     StocksPLUS Growth and Income                       -        12,781             (5)          12,776            11.64
     Foreign Bond                                       -             -              -                -            10.28
     Total Return Bond                                  -           224              -              224            10.13
     Money Market                                       -        28,719        (18,369)          10,350            10.07

Investments in Salomon Brothers Variable
  Series Funds Sub-Account:
     Capital                                            -             -              -                -            11.53